File No. 33-3429

                           As filed on ^ October 30, 1998


                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549
                                      Form N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                       X
                                                                             ---
      Pre-Effective Amendment No.
                                  -------                                    ---
      Post-Effective Amendment No.   ^ 23                                     X
                                   --------                                  ---

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940               X
                                                                             ---
      Amendment No.     ^ 23                                                  X
                    ------------                                             ---


                                 INVESCO VALUE TRUST
                 (Exact Name of Registrant as Specified in Charter)

                    7800 E. Union Avenue, Denver, Colorado  80237
                      (Address of Principal Executive Offices)

                    P.O. Box 173706, Denver, Colorado  80217-3706
                                  (Mailing Address)

         Registrant's Telephone Number, including Area Code:  (303) 930-6300

                                 Glen A. Payne, Esq.
                                7800 E. Union Avenue
                               Denver, Colorado  80237
                       (Name and Address of Agent for Service)

                                 -------------------
                                     Copies to:
                                  Ronald M. Feinman
                               Gordon Altman Butowsky
                                Weitzen Shalov & Wein
                                   114 W. 47th St.
                              New York, New York  10036
                                 -------------------
Approximate Date of Proposed Public Offering: As soon as practicable after this post-effective amendment becomes effective.

It is proposed that this filing will become effective (check appropriate box)


      immediately  upon filing  pursuant to paragraph (b)
      ^ on  _______________, pursuant to  paragraph  (b)
      60 days after  filing  pursuant  to  paragraph (a)(1)
 X    on ^ January 1, 1999,  pursuant to  paragraph  (a)(1)
      75 days after filing pursuant to paragraph  (a)(2)
      on (date)  pursuant to  paragraph  (a)(2) of rule 485


If appropriate, check the following box:
      This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Registrant has previously elected to register an indefinite number of shares of its common stock pursuant to Rule 24f-2 under the Investment Company Act. Registrant's Rule 24f-2 Notice for the fiscal year ended August 31, ^ 1998, will be filed on or about ^ November 24, ^ 1998.


                                    Page 1 of 518
                         Exhibit index is located at page 157

                              INVESCO VALUE TRUST
                     ------------------------------------

                             CROSS-REFERENCE SHEET

Form N-1A
Item                                Caption
---------                           -------
Part A                              Prospectus

   1.......................         Cover Page

   2.......................         Annual Fund Expenses

   3.......................         Financial Highlights; Performance
                                    Data


   4.......................         Investment Objectives ^ And
                                    Policies; The ^ Fund And Its
                                    Management

   5.......................         The ^ Fund And Its Management;
                                    Additional Information


   5A......................         Not Applicable


   6.......................         Services Provided ^ By The Fund;
                                    Taxes, Dividends ^ And Other
                                    Distributions; Additional
                                    Information

   7.......................         How Shares Can Be Purchased;
                                    Services Provided ^ By The Fund

   8.......................         Services Provided ^ By The Fund;
                                    How ^ To Redeem Shares


   9.......................         Not Applicable

Part B                              Statement of Additional Information

   10.......................        Cover Page

   11.......................        Table of Contents

Form N-1A
Item                                Caption
---------                           -------

   12.......................        The ^ Fund And Its Management

   13.......................        Investment Practices; Investment
                                    Policies ^ And Restrictions

   14.......................        The ^ Fund And Its Management

   15.......................        The ^ Fund And Its Management

   16.......................        The ^ Fund And Its Management

   17.......................        Investment Practices; Investment
                                    Policies ^ And Restrictions


   18.......................        Additional Information


   19.......................        How Shares Can Be Purchased; How
                                    Shares Are Valued; Services
                                    Provided ^ By The Fund;
                                    Tax-Deferred Retirement Plans; How
                                    ^ To Redeem Shares

   20.......................        Dividends, Other Distributions, ^
                                    And Taxes


   21.......................        How Shares Can Be Purchased

   22.......................        Performance Data

   23.......................        Additional Information

Part C                              Other Information

   Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PROSPECTUS
January 1, ^ 1999

^


                   INVESCO Intermediate Government Bond Fund


   The INVESCO Intermediate Government Bond Fund (the "Fund") seeks to achieve a high total return on investments through capital appreciation and current income by investing primarily in obligations of the U.S. government and its agencies and instrumentalities maturing in three to five years.

   The Fund is a series of INVESCO Value Trust (the "Trust"), ^ a diversified, managed, no-load mutual fund consisting of three separate portfolios of investments. This Prospectus relates to shares of the INVESCO Intermediate Government Bond Fund. Separate prospectuses are available upon request from INVESCO Distributors, Inc. for the Trust's other two funds, INVESCO Value Equity Fund and INVESCO Total Return Fund. Investors may purchase shares of any or all ^ Funds. Additional funds may be offered in the future.

   This Prospectus provides you with the basic information you should know before investing in the Fund. You should read it and keep it for future reference. A Statement of Additional Information containing further information about the Fund, dated January 1, ^ 1999, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. To ^ request a free copy, write to INVESCO Distributors, Inc., P.O. Box 173706, Denver, Colorado 80217-3706; call 1-800-525-8085; or visit our web site at http://www.invesco.com.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ^, NOR HAS THE SECURITIES AND EXCHANGE ^ COMMISSION PASSED
UPON THE  ACCURACY OR ADEQUACY OF THIS  PROSPECTUS.  ANY  REPRESENTATION  TO THE
CONTRARY IS A CRIMINAL OFFENSE. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER FINANCIAL INSTITUTION. THE SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.


                                  ----------

TABLE OF CONTENTS

                                                                          Page
                                                                          ----

   ANNUAL FUND EXPENSES......................................................6

   FINANCIAL HIGHLIGHTS......................................................8

   PERFORMANCE DATA.........................................................10

   INVESTMENT OBJECTIVE AND POLICIES........................................11

   RISK FACTORS.............................................................12


   THE ^ FUND AND ITS MANAGEMENT............................................15


   HOW SHARES CAN BE PURCHASED..............................................19


   SERVICES PROVIDED BY THE ^ FUND..........................................23


   HOW TO REDEEM SHARES.....................................................26

   TAXES, DIVIDENDS AND OTHER DISTRIBUTIONS.................................27

   ADDITIONAL INFORMATION...................................................29

ANNUAL FUND EXPENSES


   The Fund is no-load; there are no fees to purchase, exchange or redeem shares. The Fund^ is authorized to pay a Rule 12b-1 distribution fee of up to one quarter of one percent of the Fund's average net assets each year. The 12b-1 fee is assessed against all shares, but only with respect to new sales of shares, exchanges into the Fund and reinvestments of dividends and capital gain distributions ^ occurring on or after November 1, 1997^ ("New Assets").

   Annual operating expenses are calculated as a percentage of the Fund's average annual net assets. To keep expenses competitive, INVESCO Funds Group, Inc. ("INVESCO"), the Fund's investment adviser, voluntarily reimburses the Fund for certain expenses in excess of 1.00% (excluding excess amounts that have been offset by the expense offset arrangements described below), of the Fund's average net assets.


Shareholder Transaction Expenses
--------------------------------
Sales load "charge" on purchases                                       None
Sales load "charge" on reinvested dividends                            None
Redemption fees                                                        None
Exchange fees                                                          None

Annual Fund Operating Expenses
------------------------------
(as a percentage of average net assets)


Management Fee                                                        0.60%
12b-1 Fees(1)                                                         0.25%
Other Expenses (after absorbed expenses)(2)                         ^ 0.16%
   Transfer Agency Fee(3)                             ^ 0.54%
   General Services, Administrative
      Services, Registration, Postage (after
      voluntary expense limitation)(2)(4)             ^(0.38)%

Total Fund Operating Expenses

   (after absorbed ^ expenses)(2)(5)                                  1.01%

      (1) 12b-1 fees for the period ^ November 1, 1997 through August 31, 1998 ^ were 0.08%.

      (2) Certain Fund expenses are being voluntarily absorbed by INVESCO ^ to ensure that the Fund's annualized total operating expenses do not exceed 1.00% of the Fund's average net assets. Ratio reflects total expenses less absorbed expenses by ^ INVESCO. In the absence of such voluntary expense limitation, the Fund's "Other Expenses" and "Total Fund Operating Expenses" would have been ^ 0.80% and ^ 1.65%, respectively, based on the Fund's actual expenses for the fiscal year ended August 31, ^ 1998.


      (3) Consists of the transfer agency fee described under "Additional Information - Transfer and Dividend Disbursing Agent."

      (4) Includes, but is not limited to, fees and expenses of trustees, custodian bank, legal counsel and independent accountants, securities pricing services, costs of administrative services furnished under an Administrative Services Agreement, costs of registration of Fund shares under applicable laws, and costs of printing and distributing reports to shareholders.


      (5) It should be noted that the Fund's actual total operating expenses were lower than the figures shown because the Fund's custodian fees were reduced under an expense offset arrangement. However, as a result of an SEC requirement ^, the figures shown above do not reflect these reductions. In comparing expenses for different years, please note that the ^ Ratios of Expenses to Average Net Assets shown under "Financial Highlights" do reflect reductions for periods prior to the fiscal year ended August 31, 1996. (See "The ^ Fund And Its Management.")


Example

      A shareholder would pay the following expenses on a $1,000 investment for the periods shown, assuming (1) a 5% annual return and (2) redemption at the end of each time period:


                  1 Year      3 Years     5 Years     10 Years
                  ------      -------     -------     --------
                  $10         ^ $32       $56         $124

      The purpose of the foregoing table and Example is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. Such expenses are paid from the Fund's assets. (See "The ^ Fund And Its Management.") The above figures for the INVESCO Intermediate Government Bond Fund are based on fiscal year-end information. The Fund charges no sales load, redemption fee or exchange fee. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual returns, which may be greater or less than the assumed amount.

      Because the Fund pays a Rule 12b-1 distribution fee, investors who own Fund shares for a long period of time may pay more than the economic equivalent of the maximum front-end sales charge permitted for mutual funds by the National Association of Securities Dealers, Inc.

FINANCIAL HIGHLIGHTS
(For a Fund Share Outstanding Throughout Each Period)


      The following information for each of the ^ five years ended August 31, ^ 1998, the eight-month fiscal period ended August 31, 1993, and each of the four years ended December 31, 1992, has been audited by ^ PricewaterhouseCoopers LLP, independent accountants. Prior years' information was audited by another independent accounting firm. This information should be read in conjunction with the ^ Report of Independent Accountants thereon appearing in the Trust's ^ 1998 Annual Report to Shareholders which is incorporated by reference into the Statement of Additional Information. Both are available without charge by contacting INVESCO Distributors, Inc., at the address or telephone number on the back cover of this Prospectus. All per share data has been adjusted to reflect an 80 to 1 stock split which was effected on January 2, 1991.


                                                                     Period
                                                                      Ended
                                     Year Ended August 31         August 31     Year Ended December 31

                       -------------------------------------------  -------  -----------------------------------
                         1998     1997     1996      1995     1994    1993^     1992     1991     1990      1989


PER SHARE DATA
Net Asset Value -

  Beginning of Period  $12.44   $12.30   $12.64    $12.16   $13.25   $12.68   $12.89   $12.13   $12.07   $11.90
                       -------------------------------------------  -------  ----------------------------------

INCOME FROM INVESTMENT
  OPERATIONS

Net Investment Income    0.64     0.66     0.73      0.73     0.70     0.48     0.90     0.89     1.00     1.03
Net Gains or (Losses)

  on Securities (Both
  Realized and

  Unrealized)            0.32     0.14   (0.34)      0.48   (0.75)     0.57   (0.16)     0.77     0.05     0.17
                       -------------------------------------------  -------  ----------------------------------

Total from Investment

  Operations             0.96     0.80     0.39      1.21   (0.05)     1.05     0.74     1.66     1.05     1.20
                       -------------------------------------------  -------  ----------------------------------

LESS DISTRIBUTIONS
Dividends from Net

  Investment Income+     0.64     0.66     0.73      0.73     0.70     0.48     0.90     0.90     0.99     1.03
Distributions from
  Capital Gains          0.00     0.00     0.00      0.00     0.34     0.00     0.05     0.00     0.00     0.00
                       -------------------------------------------  -------  ----------------------------------

Total Distributions      0.64     0.66     0.73      0.73     1.04     0.48     0.95     0.90     0.99     1.03



                       -------------------------------------------  -------  ----------------------------------




Net Asset Value -

  End of Period        $12.76   $12.44   $12.30    $12.64   $12.16   $13.25   $12.68   $12.89   $12.13   $12.07
                       ===========================================  =======   =================================
TOTAL RETURN            7.92%    6.64%    3.12%    10.36%  (0.37%)   8.38%*    6.03%   14.16%    9.08%   10.52%


RATIOS
Net Assets - End
  of Period

  ($000 Omitted)      $37,281  $44,441  $39,949   $37,339  $31,861  $39,384  $29,649  $24,385  $18,380  $19,805
Ratio of Expenses

  to Average

  Net Assets#          1.01%@   1.02%@   1.15%@     1.20%    1.07%   0.96%~    0.97%    0.93%    0.85%    0.85%
Ratio of Net

  Investment Income
  to Average

  Net Assets#           5.11%    5.32%    5.81%     6.04%    5.58%   5.48%~    6.38%    7.28%    8.16%    8.45%
Portfolio Turnover
  Rate                    57%      37%      63%       92%      49%     34%*      93%      51%      31%      52%


^ From January 1, 1993 to August 31, 1993.

+ Distributions in excess of net investment income for the year ended August 31, 1994 aggregated less than $0.01 on a per share basis.

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
representative of a full year.


# Various expenses of the Fund were voluntarily absorbed by ^ INVESCO for the years ended August 31, 1998, 1997 and 1996, and the years ended December 31, 1990, 1989^ and 1988 ^. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.48%, 1.37%, 1.24%, 0.96%, 1.00%^ and 1.08% ^, respectively, and ratio of net investment income to average net assets would have been 4.64%, 4.97%, 5.72%, 8.05%, 8.30%^ and 7.69%
^, respectively.


@ Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.


~ Annualized
^

PERFORMANCE DATA


      From time to time, the Fund advertises its total return performance. These figures are based upon historical investment results and are not intended to indicate future performance. Total return is computed by calculating the percentage change in value of an investment, assuming reinvestment of all income dividends and capital gain distributions, to the end of a specified period. Cumulative total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. ^ Any given report of total return performance should not be considered as representative of future performance. The Fund charges no sales load, redemption fee or exchange fee which would affect total return computations.


      The yield of the Fund is calculated by utilizing the Fund's calculated income, expenses and average outstanding shares for the most recent 30-day or one-month period, dividing it by the month-end net asset value and annualizing the resulting number. Unlike "total return" quotations, quotations of "yield" do not include the effect of capital changes. The Fund charges no sales load, redemption fee or exchange fee. Accordingly, both purchase price and redemption price equal net asset value per share, and no adjustments are made in either yield or total return performance calculations to reflect nonrecurring charges.

      In conjunction with performance reports and/or analyses of shareholder service for the Fund, comparative data between the Fund's performance or yield for a given period and the performance of recognized bond indices and indices of investment results for the same period and/or assessments of the quality of shareholder service may be provided to shareholders. Such indices include indices provided by Dow Jones & Company, Standard & Poor's, a division of The McGraw-Hill Companies, Inc., Lipper Analytical Services, Inc., Lehman Brothers, National Association of Securities Dealers Automated Quotations, Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times Stock Exchange, the New York Stock Exchange, the Nikkei Stock Average and the Deutcher Aktienindex, all of which are unmanaged market indicators. In addition, rankings, ratings and comparisons of investment performance and/or assessments of the quality of shareholder service appearing in publications such as Money, Forbes, Kiplinger's Personal Finance, Morningstar and similar sources which utilize information compiled (i) internally; (ii) by Lipper Analytical Services, Inc.; or (iii) by other recognized analytical services, may be used in advertising. The Lipper Analytical Services, Inc. mutual fund rankings and comparisons, which may be used by the Fund in performance reports, will be drawn from the "Intermediate U.S. Government Funds" Lipper mutual fund groupings, in addition to the broad-based Lipper general fund grouping.

INVESTMENT OBJECTIVE AND POLICIES


      The ^ Intermediate Government Bond Fund ^ seeks to achieve a high total return on investment through capital appreciation and current income. Funds having an investment objective of seeking a high total return may be limited in their ability to obtain their objective by the limitations on the types of securities in which they may invest. No assurance can be given that the Fund will be able to achieve its investment objective.

      The Fund invests primarily in obligations of the U.S. government and its agencies and instrumentalities maturing in three to five years. Under normal circumstances, at least 65% of the Fund's total assets will be invested in government obligations consisting of direct obligations of the U.S. government (U.S. Treasury ^ bills, notes and ^ bonds), obligations guaranteed by the U.S. government, such as ^ Ginnie Mae obligations, and obligations of U.S. government authorities, agencies and instrumentalities, which are supported only by the assets of the issuer, such as Fannie Mae^, Federal Home Loan Banks, Federal Financing Bank and Federal Farm Credit Bank. The remaining 35% of the Fund's total assets may be invested under normal circumstances in corporate debt obligations which are rated by Moody's Investors Service, Inc. ("Moody's") in its four highest ratings of corporate obligations (Aaa, Aa, A and Baa) or by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") in its four highest ratings of corporate obligations (AAA, AA, A and BBB) or, if not rated, in the opinion of the Fund's investment adviser or sub-adviser (collectively, "Fund Management") have investment characteristics similar to those described in such ratings. A bond rating of Baa by Moody's indicates that the bond issue is of "medium grade," neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well. A bond rating of BBB by S&P indicates that the bond issue is in the lowest "investment grade" security rating. Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category, and they may have speculative characteristics. (See Appendix A to the Statement of Additional Information for specific descriptions of these corporate bond rating categories.) The dollar weighted average maturity of the Fund's investments will normally be from three to ten years.

      Obligations of certain U.S. government agencies and instrumentalities may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others, such as the obligations of Fannie Mae^, by discretionary authority of the U.S.

government to purchase the agencies' obligations; while still others, such as obligations of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. The Fund will invest in securities of such instrumentalities only when Fund Management is satisfied that the credit risk with respect to any such instrumentality is minimal.


      The investment objective of the Fund and its investment policies, where indicated, are deemed to be fundamental policies and thus may not be changed without prior approval by the holders of a majority of its outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940 (the "1940 Act"). In addition, the Trust and this Fund are subject to certain investment restrictions which are ^ identified in the Statement of Additional Information and which also may not be altered without approval of the Fund's shareholders. One of those restrictions limits the Fund's borrowing of money to borrowings from banks for temporary or emergency purposes (but not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of the Fund's total assets.


RISK FACTORS

      Investors should consider the special factors associated with the policies discussed below in determining the appropriateness of an investment in the INVESCO Intermediate Government Bond Fund. The Fund's policies regarding investments in foreign securities and foreign currencies are not fundamental and may be changed by vote of the Trust's board of trustees.


      Year 2000 Computer Issue. Due to the fact that many computer systems in use today cannot recognize the Year 2000, but will, unless corrected, revert to 1900 or 1980 or cease to function at that time, the markets for securities in which the Fund invests may be detrimentally affected by computer failures affecting portfolio investments or trading of securities beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production issues for individual companies and overall economic uncertainties. Earnings of individual issuers may be affected by remediation costs, which may be substantial. The Fund's investments may be adversely affected.


     Interest Rate Risk. The obligations in which the Fund invests are subject to interest rate risk, which means that their values and, therefore, the net asset value of the Fund, can be expected to fall when interest rates rise. The Fund attempts to reduce this risk through diversification, credit analysis and attention to interest rate trends and other factors.

      Foreign Securities. The Fund may invest up to 25% of its total assets in foreign securities, although it currently does not intend to invest more than 5% of its total assets in foreign securities. Investments in securities of foreign companies and in foreign debt or equity markets involve certain additional risks not associated with investments in domestic companies and markets, including the risks of fluctuations in foreign currency exchange rates and of political or economic instability, the difficulty of predicting international trade patterns, and the possibility of imposition of exchange controls or currency blockage. In addition, there may be less information publicly available about a foreign company than about a domestic company, and there is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the United States. Moreover, with respect to certain foreign countries, there may be a possibility of expropriation or confiscatory taxation. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. As one way of managing exchange rate risk, the Fund may enter into forward foreign currency exchange contracts (i.e., purchasing or selling foreign currencies at a future date). For additional information regarding forward foreign currency exchange contracts, see the Trust's Statement of Additional Information.


      Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, The Netherlands, Portugal and Spain are presently members of the European Economic and Monetary Union (the "EMU"). The EMU has established a common
European currency for EMU countries which is known as the "euro." Each participating country has adopted the euro as its currency effective January 1, 1999. The old national currencies are sub-currencies of the euro until July 1, 2002, at which time the old currencies will disappear entirely. Other European countries may adopt the euro in the future.

      The introduction of the euro presents some uncertainties and possible risks, including whether the payment and operational systems of banks and other financial institutions will have been ready by January 1, 1999; whether exchange rates for existing currencies and the euro will have been adequately established; and whether suitable clearing and settlement systems for the euro will have been in operation. These and other factors may cause market disruptions after January 1, 1999 and could adversely affect the value of securities held by the Fund.

      After January 1, 1999, the introduction of the euro is expected to impact European capital markets in ways that it is impossible to quantify at this time. For example, investors may begin to view EMU countries as a single market, and that may impact future investment decisions for the Fund. As the euro is implemented, there may be changes in the relative strength and value of the U.S.

dollar and other major currencies, as well as possible adverse tax consequences. The euro transition by EMU countries - present and future - may impact the fiscal and monetary policies of those participating countries. There may be increased levels of price competition among business firms within EMU countries and between businesses in EMU and non-EMU countries. The outcome of these uncertainties could have unpredictable effects on trade and commerce and result in increased volatility for all financial markets.


      Repurchase Agreements. The Fund may engage in repurchase agreements with banks, registered broker-dealers and registered government securities dealers, which are deemed creditworthy by Fund Management under guidelines established by the board of trustees. A repurchase agreement is a transaction in which the Fund purchases a security and simultaneously commits to sell the security to the seller at an agreed upon price and date (usually not more than seven days) after the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. The Fund's risk is limited to the ability of the seller to pay the agreed upon amount on the delivery date. However, in the event the seller should default, the underlying security constitutes collateral for the seller's obligations to pay. This collateral will be held by the custodian for the Fund's assets. In the event of the insolvency of a counterparty to a repurchase agreement, the Fund could experience delays and incur costs in realizing on the collateral. To the extent that the proceeds from a sale upon a default in the obligation to repurchase are less than the repurchase price, the Fund would suffer a loss. Although the Fund has not adopted any limit on the amount of its total assets that may be invested in repurchase agreements, the Fund intends that at no time will the market value of the Fund's securities subject to repurchase agreements exceed 20% of the total assets of the Fund.

      Illiquid Securities. The Fund may invest from time to time in securities subject to restrictions on disposition under the Securities Act of 1933
("restricted securities"), securities without readily available market quotations or illiquid securities (those which cannot be sold in the ordinary course of business within seven days at approximately the valuation given to them by the Fund). However, on the date of purchase, no such investment may increase the Fund's holdings of restricted securities to more than 2% of the value of the Fund's total assets or its holdings of illiquid securities or those without readily available market quotations to more than 5% of the value of the Fund's total assets. The Fund is not required to receive registration rights in connection with the purchase of restricted securities and, in the absence of such rights, marketability and value can be adversely affected because the Fund may be unable to dispose of such securities at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the Fund might have to bear the expense and incur the delays associated with effecting registrations.

      Securities Lending. The Fund may make loans of its portfolio securities (not to exceed 10% of the Fund's total assets) to broker-dealers or other institutional investors under contracts requiring such loans to be callable at any time and to be secured continuously by collateral in cash, cash equivalents, high quality short-term government securities or irrevocable letters of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned, including accrued interest and dividends. The Fund will continue to collect the equivalent of the interest or dividends paid by the issuer on the securities loaned and will also receive either interest (through investment of cash collateral) or a fee (if the collateral is government securities). The Fund may pay finder's and other fees in connection with securities loans.

      Portfolio Turnover. There are no fixed limitations regarding portfolio turnover for the Fund. Although the Fund does not trade for short-term profits, securities may be sold without regard to the time they have been held in the Fund when, in the opinion of Fund Management, market considerations warrant such action. As a result, while it is anticipated that the Fund's annual portfolio turnover rate generally will not exceed 100%, under certain market conditions the portfolio turnover rate for the Fund may exceed 100%. Increased portfolio turnover would cause the Fund to incur greater brokerage costs than would otherwise be the case. The Fund's portfolio turnover rates are set forth under "Financial Highlights" and, along with the Trust's brokerage allocation policies, are discussed in the Statement of Additional Information.


THE ^ FUND AND ITS MANAGEMENT


      The Trust is a no-load mutual fund, registered with the Securities and Exchange Commission as an open-end, diversified management investment company. The Trust was organized on July 15, 1987, under the laws of the Commonwealth of Massachusetts as "Financial Series Trust." On July 1, 1993, the Trust changed its name to "INVESCO Value Trust."


      The Trust's board of trustees has responsibility for overall supervision of the Fund, and reviews the services provided by the adviser. Under an agreement with the Trust, INVESCO ^, 7800 E. Union Avenue, Denver, Colorado, serves as the ^ Fund's investment adviser ^. Under this agreement, ^ INVESCO is primarily responsible for providing the Fund with various ^ administrative services and ^ supervising the Fund's daily business affairs. ^ These services are subject to review by the Trust's board of trustees.

      ^ INVESCO has contracted with INVESCO Capital Management, Inc. ("ICM"), the ^ Fund's investment adviser prior to 1991, for investment sub-advisory and research services on behalf of the Fund. ICM ^ managed in excess of ^ $__ billion of assets on behalf of tax-exempt accounts (such as pension and profit-sharing funds for corporations and state and local governments) and investment companies as of _____________, 1998. ICM, subject to the supervision of ^ INVESCO, is primarily responsible for selecting and managing the Fund's investments. Although the Trust is not a party to the sub-advisory agreement, the agreement has been approved by the shareholders of the Trust. Services provided by ^ INVESCO and ICM are subject to review by the Trust's board of trustees. Together, INVESCO and ICM constitute "Fund Management."

      Pursuant to an agreement with the Trust, ^ INVESCO Distributors, Inc. ("IDI") ^ is the Fund's distributor. IDI, established in 1997, is a registered broker-dealer that acts as distributor for all retail mutual funds advised by ^ INVESCO. Prior to September 30, 1997, ^ INVESCO served as the Fund's distributor.

      ^ INVESCO, ICM and IDI are indirect wholly-owned subsidiaries of AMVESCAP PLC. AMVESCAP PLC is a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO PLC changed its name to AMVESCO PLC on March 3, 1997 and to AMVESCAP PLC on May 8, 1997, as part of a merger between a direct subsidiary of INVESCO PLC and A I M Management Group Inc., that created one of the largest independent investment management businesses in the world. ^ AMVESCAP PLC had approximately $261 billion in assets under management^ as of June 30, 1998. INVESCO was established in 1932 and, as of August 31, ^ 1998, managed 14 mutual funds, consisting of ^ 49 separate portfolios, with combined assets of approximately ^ $17.1 billion on behalf of ^ 899,439 shareholders.


      The following individuals serve as portfolio managers for the Fund and are primarily responsible for the day-to-day management of the Fund's portfolio of securities:


James O. Baker                  Portfolio  manager of the Fund since  1993;
                                portfolio  manager of the INVESCO Total Return
                                Fund since 1997; portfolio manager ^ for INVESCO Capital Management, Inc. (1992 to present); portfolio manager, Willis Investment
                                Counsel (1990 to 1992); broker, Morgan
                                Keegan (1989 to 1990);  broker,  Drexel Burnham
                                Lambert (1985 to 1990); began investment career in 1977; B.A., Mercer University;
                                Chartered Financial Analyst.


Ralph H. Jenkins, Jr.           Assistant portfolio manager of the Fund since
                                1993; vice president (1991 to present) and portfolio manager (1988 to present) of INVESCO
                                Capital Management, Inc.; began investment career in 1969; B.B.C., Auburn University; M.A.,
                                University of Alabama; Chartered Financial
                                Analyst; Chartered Investment Counselor.

      Fund Management permits investment and other personnel to purchase and sell securities for their own accounts, subject to a compliance policy governing personal investing. This policy requires Fund Management's personnel to conduct their personal investment activities in a manner that Fund Management believes is not detrimental to the Fund or Fund Management's other advisory clients. See the Statement of Additional Information for more detailed information.

      The Fund pays INVESCO a monthly management fee which is based upon a percentage ^ of the Fund's average net assets ^ determined daily. The management fee is computed at the annual rate of 0.60% on the first $500 million of the Fund's average net assets^, 0.50% on the next $500 million of the Fund's average net assets and 0.40% on the average net assets of the Fund in excess of $1 billion. For the fiscal year ended August 31, ^ 1998, the advisory fees paid to ^ INVESCO amounted to 0.60% of the average net assets of the Fund.

      Out of ^ the advisory fee which it receives from the Fund, ^ INVESCO pays ICM, as the ^ Fund's sub-adviser, a monthly fee^ based upon the average daily value of the Fund's net assets. Based upon approval of the Trust's board of trustees at a meeting held May 14, 1998, the calculation of subadvisory fees of the Fund has been changed from 33.33% of the advisory fee (0.20% on the first $500 million of the Fund's average net assets, ^ 0.1667% on the next $500 million of the Fund's average net assets and ^ 0.1333% on the Fund's average net assets in excess of $1 billion ^) to 40% of the advisory fee (0.24% on the first $500 million of the ^ Fund's average net assets, ^ 0.20% on the next $500 million of the ^ Fund's average net assets^ and ^ 0.16% on the ^ Fund's average net assets in excess of $1 billion). No fee is paid by the Fund to ICM.

      The Trust also has entered into an Administrative Services Agreement (the "Administrative Agreement") with INVESCO. Pursuant to the Administrative Agreement, INVESCO performs certain administrative, recordkeeping and internal sub-accounting services, including, without limitation, maintaining general ledger and capital stock accounts, preparing a daily trial balance, calculating net asset value daily, providing selected general ledger reports and providing sub-accounting and recordkeeping services for the Fund shareholder accounts maintained by certain retirement and employee benefit plans for the benefit of participants in such plans. For such services, the Fund pays INVESCO a fee consisting of a base fee of $10,000 per year, plus an additional incremental fee computed at an annual rate of 0.015% per year of the average net assets of the Fund.

      The management and custodial services provided to the Fund by INVESCO and the Fund's custodian, and the services provided to shareholders by INVESCO and IDI, depend on the continued functioning of their computer systems. Many computer systems in use today cannot recognize the Year 2000, but will revert to 1900 or 1980 or will cease to function due to the manner in which dates were encoded and are calculated. That failure could have a negative impact on the handling of the Fund's securities trades, its share pricing and its account services. The Fund and its service providers have been actively working on necessary changes to their computer systems to deal with the Year 2000 issue and expect that their computer systems will be adapted before that date, but there can be no assurance that they will be successful. Furthermore, services may be impaired at that time as a result of the interaction of their systems with noncomplying computer systems of others. INVESCO plans to test as many such interactions as practicable prior to December 31, 1999 and to develop contingency plans for reasonably anticipated failures.

      The Fund bears those Trust expenses which are accrued daily that are incurred on its behalf and, in addition, bears a portion of general Trust expenses, allocated based upon the relative net assets of the three Funds of the Trust. Such expenses are generally deducted from the Fund's total income before dividends are paid. Total expenses of the Fund for the fiscal year ended August 31, ^ 1998, including investment advisory fees (but excluding brokerage commissions), amounted to ^ 1.01% (prior to any expense offset ^ arrangement) of the Fund's average net assets. Certain Fund expenses are ^ voluntarily absorbed ^ by INVESCO pursuant to a commitment to the Fund in order to ensure that the Fund's total expenses do not exceed 1.00% of the Fund's average net assets. This commitment may be changed following consultation with the Trust's board of trustees.

^


      The Declaration of Trust pursuant to which the Trust is organized contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each instrument entered into or executed by the Trust. The Declaration of Trust also provides for indemnification out of the Trust's property for any shareholder held personally liable for any Trust obligation. Thus, the risk of a shareholder being personally liable for obligations of the Trust is limited to the unlikely circumstance in which the Trust itself would be unable to meet its obligations.


      Fund Management places orders for the purchase and sale of portfolio securities with brokers and dealers based upon ^ Fund Management's evaluation of such ^ brokers' and dealers' financial responsibility coupled with ^ their ability to effect transactions at the best available prices. The Trust may place orders for portfolio transactions with qualified ^ brokers and dealers that recommend the various funds of the Trust to clients, or act as agent in the purchase of ^ Fund shares for clients, if Fund Management believes that the quality of the execution of the transaction and level of commission are comparable to those available from other qualified brokerage firms. For further information, see "Investment Practices - ^ Placement of Portfolio Brokerage" in the Statement of Additional Information.

^


HOW SHARES CAN BE PURCHASED

      Shares of the Fund are sold on a continuous basis by IDI, as the Fund's distributor, at the net asset value per share next calculated after receipt of a purchase order in good form. No sales charge is imposed upon the sale of shares of the Fund. To purchase shares of the Fund, send a check made payable to INVESCO Funds Group, Inc., together with a completed application form, to:

            INVESCO FUNDS GROUP, INC.
            Post Office Box 173706
            Denver, Colorado  80217-3706

      Purchase orders must specify the Fund in which the investment is to be made.


      The minimum initial purchase must be at least $1,000, with subsequent investments of not less than $50, except that: (1) those shareholders establishing an EasiVest or direct payroll purchase account, as described below in the section entitled "Services Provided by the ^ Fund," may open an account without making any initial investment if they agree to make regular, minimum purchases of at least $50; (2) those shareholders investing in an Individual
Retirement Account ("IRA"), or through omnibus accounts where individual shareholder recordkeeping and sub-accounting are not required, may make initial minimum purchases of $250; (3) Fund Management may permit a lesser amount to be invested in the Fund under a federal income tax-deferred retirement plan (other than an IRA), or under a group investment plan qualifying as a sophisticated investor; and (4) Fund Management reserves the right to increase, reduce or waive the minimum purchase requirements in its sole discretion where it determines such action is in the best interests of the Fund. The minimum initial purchase requirement of $1,000, as described above, does not apply to shareholder account(s) in any of the INVESCO funds opened prior to January 1, 1993, and thus is not a minimum balance requirement for those existing accounts. However, for shareholders already having accounts in any of the INVESCO funds, all initial share purchases in a new fund account, including those made using the exchange privilege, must meet the fund's applicable minimum investment requirement.

      The purchase of shares in the Fund can be expedited by placing bank wire, overnight courier or telephone orders. For further information, the purchaser may call the ^ Fund's office by using the telephone number on the cover of this Prospectus. Orders sent by overnight courier, including Express Mail, should be sent to the street address, not ^ post office box, of INVESCO Funds Group, Inc., 7800 E. Union Avenue, Denver, Colorado 80237.

     Orders to purchase ^ shares of the Fund can be placed by telephone. Shares of the Fund will be issued at the net asset value next determined after receipt of telephone instructions. Generally, payments for telephone orders must be received by the ^ Fund within three business days or the transaction may be ^ canceled. In the event of such cancellation, the purchaser will be held responsible for any loss resulting from a decline in the value of the shares. In order to avoid such losses, purchasers should send payments for telephone purchases by overnight courier or bank wire. ^ INVESCO has agreed to indemnify the ^ Fund for any losses resulting from the cancellation of telephone purchases.

      If your check does not clear, or if a telephone purchase must be ^ canceled due to nonpayment, you will be responsible for any related loss the Fund or ^ INVESCO incurs. If you are already a shareholder in the INVESCO funds, the Fund has the option to redeem shares from any identically registered account in the Fund or any other INVESCO fund as reimbursement for any loss incurred. You also may be prohibited or restricted from making future purchases in any of the INVESCO funds.

      The Fund shares you order will not begin earning dividends or other distributions until your payment can be converted into available federal funds under regular banking procedures or, if you are acquiring shares in an exchange from another INVESCO fund, the Fund receives the proceeds of the exchange. Checks normally are converted into federal funds (moneys held on deposit within the Federal Reserve System) within two or three business days after they have been received by ^ INVESCO, although this period may be longer for checks drawn on banks that are not members of the Federal Reserve System.

      Persons who invest in the Fund through a securities broker may be charged a commission or transaction fee by the broker for the handling of the transaction if the broker so elects. Any investor may deal directly with the Fund in any transaction. In that event, there is no such charge. ^ IDI or INVESCO may from time to time make payments from ^ their revenues to securities dealers and other financial institutions that provide distribution-related and/or administrative services for the Fund.


      The Fund reserves the right in its sole discretion to reject any order for purchase of its shares (including purchases by exchange) when, in the judgment of Fund Management, such rejection is in the best interest of the Fund.

      Net asset value per share is computed once each day that the New York Stock Exchange is open as of the close of regular trading on that Exchange (generally 4:00 p.m., New York time) and also may be computed on other days under certain circumstances. Net asset value per share for the Fund is calculated by dividing the market value of the Fund's securities plus the value of its other assets (including dividends and interest accrued but not collected), less all liabilities (including accrued expenses), by the number of outstanding shares of the Fund. If market quotations are not readily available, a security will be valued at fair value as determined in good faith by the board of trustees. Debt securities with remaining maturities of 60 days or less at the time of purchase will be valued at amortized cost, absent unusual circumstances, so long as the Trust's board of trustees believes that such value represents fair value.


      Under certain circumstances, the Fund may offer its shares, in lieu of cash payment, for securities to be purchased by the Fund. Such a transaction can benefit the Fund by allowing it to acquire securities for its portfolio without paying brokerage commissions. For the same reason, the transaction also may be beneficial to the party exchanging the securities. The Fund shall not enter into such transactions, however, unless the securities to be exchanged for Fund shares are readily marketable and not restricted as to transfer either by law or liquidity of the market, comply with the investment policies and objectives of the Fund, are of the type and quality which would normally be purchased for the Fund's portfolio, are acquired for investment and not for resale, have a value which is readily ascertainable as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange or NASDAQ, and are securities which the Fund would otherwise purchase on the open market. The value of Fund shares used to purchase portfolio securities as stated herein will be the net asset value as of the effective time and date of the exchange. The securities to be received by the Fund will be valued in accordance with the same procedure used in valuing the Fund's portfolio securities. Any investor wishing to acquire shares of the Fund in exchange for securities should contact either the president or the secretary of the Trust at the address or telephone number shown on the back cover ^ of this Prospectus.

      Distribution Expenses. The Fund is authorized under a Plan and Agreement of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan") to use its assets to finance certain activities relating to the distribution of its shares to investors. The Plan applies to New Assets (new sales of shares, exchanges into the Fund and reinvestments of dividends and capital gain distributions) of the Fund after November 1, 1997. Under the Plan, monthly payments may be made by the Fund to IDI to permit IDI, at its discretion, to engage in certain activities^ and provide certain services approved by the board of trustees of the Trust in connection with the distribution of the Fund's shares to investors. These activities and services may include the payment of compensation (including incentive compensation and/or continuing compensation based on the amount of customer assets maintained in the
Fund) to securities dealers and other financial institutions and organizations, which may include INVESCO- and IDI-affiliated companies, to obtain various distribution-related and/or administrative services for the Fund. Such services may include, among other things, processing new shareholder account applications, preparing and transmitting to the Fund's transfer agent computer ^ processable tapes of all transactions by customers, and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund.


      In addition, other permissible activities and services include advertising, ^ preparation, printing and distribution of sales literature, printing and distribution of prospectuses to prospective investors, and such other services and promotional activities for the Fund as may from time to time be agreed upon by the Trust and ^ its board of trustees, including public relations efforts and marketing programs to communicate with investors and prospective investors. These services and activities may be conducted by the staff of INVESCO, IDI or ^ their affiliates or by third parties.

      Under the Plan, the ^ Fund's payments to IDI ^ are limited to an amount computed at an annual rate of 0.25% of the Fund's ^ New Assets. IDI is not entitled to payment for overhead expenses under the Plan, but may be paid for all or a portion of the compensation paid for salaries and other employee benefits for the personnel of ^ INVESCO or IDI whose primary responsibilities involve marketing shares of the INVESCO ^ mutual funds, including the Fund. Payment amounts by the Fund under the Plan, for any month, may be made to compensate IDI for permissible activities engaged in and services provided by IDI during the rolling 12-month period in which that month falls. Therefore, any obligations incurred by IDI in excess of the limitations described above will not be paid by the Fund ^ and will be borne by IDI. In addition, IDI and its affiliates may from time to time make additional payments from ^ their revenues to securities dealers ^, financial advisers and financial institutions that provide distribution-related and/or administrative services for the Fund. No further payments will be made by the Fund under the Plan in the event of ^ the Plan's termination. ^ Payments made by the Fund may not be used to finance directly the distribution of shares of any other Fund of the Trust or other mutual fund advised by ^ INVESCO and distributed by IDI. However, payments received by IDI which are not used to finance the distribution of shares of the Fund become part of IDI's revenues and may be used by IDI for activities that promote distribution of any of the mutual funds advised by INVESCO. Subject to review by the Trust's trustees, payments ^ made by the Fund under the Plan for compensation of marketing personnel, as noted above, are based on an allocation formula designed to ensure that all such payments are appropriate. IDI will bear any distribution- and service-related expenses in excess of the amounts which are compensated pursuant to the Plan. The Plan also authorizes any financing of distribution which may result from ^ INVESCO's or IDI's use of fees received from the Fund for services rendered by INVESCO, provided that such fees are legitimate and not excessive. For more information ^ see "How Shares Can Be Purchased - Distribution Plan" in the Statement of Additional Information.

SERVICES PROVIDED BY THE ^ FUND

    Shareholder Accounts. ^ INVESCO maintains a share account that reflects the current holdings of each shareholder. A separate account will be maintained for a shareholder for each fund in which the shareholder invests. As a business trust, the Trust does not issue share certificates. Each shareholder is sent a detailed confirmation of each transaction in shares of the ^ Fund. Shareholders whose only transactions are through the EasiVest, direct payroll purchase, automatic monthly exchange or periodic withdrawal programs, or are reinvestments of dividends or capital gains in the same or another fund, will receive confirmations of those transactions on their quarterly statements. These programs are discussed below. For information regarding a shareholder's account and transactions, the shareholder may call ^ INVESCO by using the telephone number on the back cover of this Prospectus.

      Reinvestment of Distributions. Dividends and other distributions are automatically reinvested in additional shares of the Fund at the net asset value per share of the Fund in effect on the ex-dividend or ex-distribution date. A shareholder may, however, elect to reinvest dividends and other distributions in certain of the other no-load mutual funds advised by ^ INVESCO and distributed by IDI, or to receive payment of all dividends and other distributions in excess of $10.00 by check by giving written notice to ^ INVESCO at least two weeks prior to the record date on which the change is to take effect. Further information concerning these options can be obtained by contacting ^ INVESCO.

      Periodic Withdrawal Plan. A Periodic Withdrawal Plan is available to shareholders who own or purchase shares of any mutual funds advised by ^ INVESCO having a total value of $10,000 or more; provided, however, that at the time the Plan is established, the shareholder owns shares having a value of at least $5,000 in the fund from which the withdrawals will be made. Under the Periodic Withdrawal Plan, ^ INVESCO, as agent, will make specified monthly or quarterly payments of any amount selected (minimum payment of $100) to the party designated by the shareholder. Notice of all changes concerning the Periodic Withdrawal Plan must be received by ^ INVESCO at least two weeks prior to the next scheduled check. Further information regarding the Periodic Withdrawal Plan and its requirements and tax consequences can be obtained by contacting ^ INVESCO.

      Exchange Policy. Shares of the Fund may be exchanged for shares of any other fund of the Trust, as well as for shares of any of the following other no-load mutual funds, which are also advised by ^ INVESCO, on the basis of their respective net asset values at the time of the exchange: INVESCO Bond Funds, Inc. (formerly, INVESCO Income Funds, Inc.), INVESCO Combination Stock and Bond Funds, Inc. (formerly, INVESCO Flexible Funds, Inc.), INVESCO Diversified Funds,

Inc., INVESCO Emerging Opportunity Funds, Inc.^, INVESCO Growth Funds, Inc., INVESCO Industrial Income Fund, Inc., INVESCO International Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO ^ Sector Funds, Inc. (formerly, INVESCO Strategic Portfolios, Inc.), INVESCO Specialty Funds, Inc., INVESCO ^ Stock Funds, Inc. (formerly, INVESCO Equity Funds, Inc.) and INVESCO Tax-Free Income Funds, Inc.




      An exchange involves the redemption of shares in the Fund and investment of the redemption proceeds in shares of another fund of the Trust or in shares of one of the funds listed above. Exchanges will be made at the net asset value per share next determined after receipt of an exchange request in proper order. Any gain or loss realized on such an exchange is recognizable for federal income tax purposes by the shareholder. Exchange requests may be made either by telephone or by written request to ^ INVESCO, using the telephone number or address on the back cover of this Prospectus. Exchanges made by telephone must be in the amount of at least $250, if the exchange is being made into an existing account of one of the INVESCO funds. All exchanges that establish a new account must meet the fund's applicable minimum initial investment requirements. Written exchange requests into an existing account have no minimum requirements other than the ^ Fund's applicable minimum subsequent investment requirements.


      The option to exchange Fund shares by telephone is available to shareholders automatically unless expressly declined. By signing the new account Application or a Telephone Transaction Authorization Form or otherwise utilizing the telephone exchange option, the investor has agreed that the Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. The Fund employs procedures, which it believes are reasonable, designed to confirm that exchange transactions are genuine. These may include recording telephone instructions and providing written confirmations of exchange transactions. As a result of this policy, the investor may bear the risk of any loss due to unauthorized or fraudulent instructions; provided, however, that if the Fund fails to follow these or other reasonable procedures, the Fund may be liable.


      In order to prevent abuse of this policy to the disadvantage of other shareholders, the Fund reserves the right to temporarily or permanently terminate the exchange option of any shareholder who requests more than four exchanges in a year, or at any time the Fund determines the actions of the shareholder are detrimental to Fund performance and shareholders. The Fund will determine whether to do so based on a consideration of both the number of exchanges any particular shareholder or group of shareholders has requested and the time period over which those exchange requests have been made, together with the level of expense to the Fund which will result from effecting additional exchange requests. The exchange policy also may be modified or terminated at any time. Except ^ in unusual circumstances where redemptions of the exchanged security are suspended under Section 22(e) of the 1940 Act, or where sales of the fund into which the shareholder is exchanging are temporarily ^ suspended, notice of all such modifications ^ to the policy or terminations that would affect all Fund shareholders will be given at least 60 days prior to the ^ effective date of the ^ change in policy.

      Before making an exchange, the shareholder should review the prospectuses of the funds involved and consider their differences. Shareholders interested in exercising the exchange option may contact ^ INVESCO for information concerning their particular exchanges.

      Automatic Monthly Exchange. Shareholders who have accounts in any one or more of the mutual funds distributed by IDI may arrange for a fixed dollar amount of their fund shares to be automatically exchanged for shares of any other INVESCO mutual fund listed under "Exchange Policy" on a monthly basis, subject to the Fund's minimum initial investment or subsequent investment requirements. This automatic exchange program can be changed by the shareholder at any time by notifying ^ INVESCO at least two weeks prior to the date the change is to be made. Further information regarding this service can be obtained by contacting ^ INVESCO.

      EasiVest. For shareholders who want to maintain a schedule of monthly investments, EasiVest uses various methods to draw a preauthorized amount from the shareholder's bank account to purchase Fund shares. This automatic investment program can be changed by the shareholder at any time by ^ contacting INVESCO at least two weeks prior to the date the change is to be made. Further information regarding this service can be obtained by contacting ^ INVESCO.

      Direct Payroll Purchase. Shareholders may elect to have their employers make automatic purchases of Fund shares for them by deducting a specified amount from their regular paychecks. This automatic investment program can be modified or terminated at any time by the shareholder by notifying the employer. Further information regarding this service can be obtained by contacting ^ INVESCO.


      Tax-Deferred Retirement Plans. Shares of the Fund may be purchased for self-employed individual retirement plans, various IRAs, simplified employee pension plans and corporate retirement plans. In addition, shares can be used to fund tax qualified plans established under Section 403(b) of the Internal Revenue Code by educational institutions, including public school systems and private schools, and certain kinds of non-profit organizations, which provide deferred compensation arrangements for their employees.


      Prototype forms for the establishment of these various plans, including, where applicable, disclosure statements required by the Internal Revenue Service, are available from ^ INVESCO. Institutional Trust Company doing business as INVESCO Trust Company^ ("ITC"), an affiliate of INVESCO, is qualified to serve as trustee or custodian under these plans and provides the required services at competitive rates. Retirement plans (other than IRAs) receive monthly statements reflecting all transactions in their Fund accounts. IRAs receive the confirmations and quarterly statements described under "Shareholder Accounts." For complete information, including prototype forms and service charges, call ^ INVESCO at the telephone number listed on the back cover of this Prospectus or send a written request to: Retirement Services, INVESCO Funds Group, Inc., Post Office Box 173706, Denver, Colorado 80217-3706.


HOW TO REDEEM SHARES


      Shares of the Fund may be redeemed at any time at their current net asset value next determined after a request in proper form is received at the ^ Fund's office. (See "How Shares Can Be Purchased.") Net asset value per share of the Fund at the time of the redemption may be more or less than the price originally paid to purchase shares, depending primarily upon the Fund's investment performance.

      In order to redeem shares, a written redemption request signed by each registered owner of the account may be submitted to ^ INVESCO at the address noted above. Redemption requests sent by overnight courier, including Express Mail, should be sent to the street address, not ^ post office box, of INVESCO ^ at 7800 E. Union Avenue, Denver, CO 80237. If shares are held in the name of a corporation, additional documentation may be necessary. Call or write for specific information. If payment for the redeemed shares is to be made to someone other than the registered owner(s), the signature(s) must be guaranteed by a financial institution which qualifies as an eligible guarantor institution. Redemption procedures with respect to accounts registered in the names of broker-dealers may differ from those applicable to other shareholders.


      Be careful to specify the account from which the redemption is to be made. Shareholders have a separate account for each fund in which they invest.

      Payment of redemption proceeds will be mailed within seven days following receipt of the required documents. However, payment may be postponed under unusual circumstances, such as when normal trading is not taking place on the New York Stock Exchange or when an emergency as defined by the Securities and Exchange Commission exists. If the shares to be redeemed were purchased by check and that check has not yet cleared, payment will be made promptly upon clearance of the purchase check (which will take up to 15 days).


      If a shareholder participates in EasiVest, the Fund's automatic monthly investment program, and redeems all of the shares in a Fund account, ^ INVESCO will terminate any further EasiVest purchases unless otherwise instructed by the shareholder.

     Because of the high relative costs of handling small accounts, should the value of any shareholder's account fall below $250 as a result of shareholder action, the ^ Fund reserves the right to effect the involuntary redemption of all shares in such account, in which case the account would be liquidated and the proceeds forwarded to the shareholder. Prior to any such redemption, a shareholder will be notified and given 60 days to increase the value of the account to $250 or more.

      Fund shareholders (other than shareholders holding Fund shares in accounts of IRA plans) may request expedited redemption of shares having a minimum value of $250 (or redemption of all shares if their value is less than $250), held in accounts maintained in their name by telephoning redemption instructions to ^ INVESCO, using the telephone number on the back cover of this Prospectus.

      ^ At the shareholder's option, the redemption proceeds either will be mailed to the address listed for the shareholder's Fund account, or wired (minimum of $1,000) or mailed to the bank which the shareholder has designated to receive the proceeds of telephone redemptions. Unless INVESCO permits a larger redemption request to be placed by telephone, a shareholder may not place a redemption request by telephone in excess of $25,000. These telephone redemption privileges may be modified or terminated in the future at the discretion of INVESCO. For ITC-sponsored federal income tax-deferred retirement plans, the term "shareholders" is defined to mean plan trustees that file a written request to be able to redeem Fund shares by telephone. ^ Shareholders should understand that while the Fund will attempt to process all telephone redemption requests on an expedited basis, there may be times, particularly in periods of severe economic or market disruption, when (a) they may encounter difficulty in placing a telephone redemption request, and (b) processing telephone redemptions will require up to seven days following receipt of the redemption request, or additional time because of the unusual circumstances set forth above.

      ^ Redeeming Fund shares by telephone is available to shareholders automatically unless expressly declined. By signing a new account Application ^, a Telephone Transaction Authorization Form or otherwise utilizing ^ telephone redemption option privileges, the shareholder has agreed that the Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. The Fund employs procedures, which it believes are reasonable, designed to confirm that telephone instructions are genuine. These may include recording telephone instructions and providing written confirmation of transactions initiated by telephone. As a result of this policy, the investor may bear the risk of any loss due to unauthorized or fraudulent instructions; provided, however, that if the Fund fails to follow its established procedures, the Fund may be liable.


TAXES, DIVIDENDS AND OTHER DISTRIBUTIONS


     Taxes. The Fund intends to distribute to shareholders substantially all of its net investment income, net capital gains and net gains from certain foreign currency transactions, if any^. Distribution of all net investment income to shareholders allows the Fund to maintain its tax status as a regulated investment company. ^ The Fund does not expect to pay any federal income or excise taxes because of its tax status as a regulated investment company.

      Shareholders^ must include all dividends and other distributions ^ as taxable income for federal, state and local income tax purposes, unless they are exempt from income taxes. Dividends and other distributions are taxable whether they are received in cash or automatically reinvested in shares of the Fund or another fund in the INVESCO group.

      Net realized capital gains of the Fund are classified as short-term and long-term gains depending upon how long the Fund held the security that gave rise to the gains. Short-term capital gains are included in income from dividends and interest as ordinary income and are taxed at the taxpayer's marginal tax rate. ^ During 1997, the Taxpayer Relief Act ^ established a new maximum capital gains tax rate of 20%. Depending on the holding period of the asset giving rise to the gain, a capital gain was taxable at a maximum rate of either 20% or 28%. Beginning January 1, 1998, all long-term gains realized on the sale of securities held for more than ^ 12 months will be taxable at a maximum rate of 20%. In addition, legislation signed in October 1998 provides that all capital gain distributions from a mutual fund paid to shareholders during 1998 will be taxed at a maximum rate of 20%. Accordingly, all capital gain distributions paid in 1998 will be taxable at a maximum rate of 20%. At the end of each year, information regarding the tax status of dividends and other distributions is provided to shareholders. Shareholders should consult their tax advisers as to the effect of ^ distributions by the Fund ^.

      Shareholders ^ may realize capital gains or losses when they sell their Fund shares at more or less than the price originally paid. Capital gain on shares held for more than one year will be long-term capital gain, in which event it will be subject to federal income tax at the rates indicated above.

      The Fund may be subject to withholding of foreign taxes on dividends or interest ^ it receives on foreign securities. Foreign taxes withheld will be treated as an expense of the Fund.

      Individuals and certain other non-corporate shareholders may be subject to backup withholding of 31% on dividends, capital gain and other distributions and redemption proceeds. ^ Shareholders can avoid backup withholding on ^ their Fund account by ensuring that ^ INVESCO has a correct, certified tax identification number, unless a shareholder is subject to backup withholding for other reasons.^

     ^ Shareholders should consult a tax adviser with respect to these matters. For further information see "Dividends, Other Distributions ^ And Taxes" in the Statement of Additional Information.

      Dividends and Other Distributions. The Fund earns ordinary or net investment income in the form of interest and dividends on its investments. Dividends paid by the Fund will be based solely on ^ net investment income earned by it. The Fund's policy is to distribute substantially all of this income, less ^ expenses, to shareholders. Dividends from net investment income are declared daily and paid monthly at the discretion of the Trust's ^ board of ^ trustees. Dividends are automatically reinvested in additional shares of the Fund at the net asset value on the payable date unless otherwise requested.

      In addition, the Fund realizes capital gains and losses when it sells securities or derivatives for more or less than it paid. If total gains on sales exceed total losses (including losses carried forward from previous years), the Fund has a net realized capital gain. Net realized capital gains, if any, together with gains^ realized on foreign currency transactions, if any, are distributed to shareholders at least annually, usually in December. Capital gain distributions are automatically reinvested in additional shares of the Fund at the net asset value on the payable date unless otherwise requested.

      Dividends and other distributions are paid to ^ shareholders on the record date of distribution, regardless of how long the Fund shares have been held by the shareholder. The Fund's share price will then drop by the amount of the distribution on the ex-dividend or ex-distribution date. If a shareholder purchases shares immediately prior to the distribution, the shareholder will, in effect, have "bought" the distribution by paying the full purchase price, a portion of which is then returned in the form of a taxable distribution.


ADDITIONAL INFORMATION


      Voting Rights. All shares of the ^ Fund have equal voting rights^ based on one vote for each share owned and a corresponding fractional vote for each fractional share owned. Voting with respect to certain matters, such as ratification of independent accountants and the election of trustees, will be by all funds of the Trust voting together. In other cases, such as voting upon the investment advisory contract for the individual funds, voting is on a fund-by-fund basis. To the extent permitted by law, when not all funds are affected by a matter to be voted upon, only shareholders of the fund or funds affected by the matter will be entitled to vote thereon. The Trust is not generally required, and does not expect, to hold regular annual meetings of shareholders. However, the board of trustees will call such special meetings of shareholders for the purpose, among other reasons, of voting the question of removal of a trustee or trustees when requested to do so in writing by the holders of 10% or more of the outstanding shares of the ^ Fund or as may be required by applicable law or the Trust's Declaration of Trust, and the Trust will assist shareholders in communicating with other shareholders as required by the 1940 Act. Trustees may be removed by action of the holders of two-thirds of the outstanding shares of the Trust.

     Shareholder Inquiries. All inquiries regarding the Fund should be directed to the Trust at the telephone number or mailing address set forth on the cover page of this Prospectus.


     Transfer and Dividend Disbursing Agent. INVESCO ^, 7800 E. Union Avenue, Denver, Colorado 80237, acts as registrar, transfer agent and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement which provides that the Fund will pay an annual fee of $26.00 per shareholder account or where applicable, per participant in an omnibus account. The transfer agency fee is not charged to each shareholder's or participant's account but is an expense of the Fund to be paid from the Fund's assets. Registered broker-dealers, third party administrators of tax-qualified retirement plans and other entities, including affiliates of ^ INVESCO, may provide sub-transfer agency or recordkeeping services to the Fund which reduce or eliminate the need for identical services to be provided on behalf of the Fund by ^ INVESCO. In such cases, ^ INVESCO may pay the third party an annual sub-transfer agency or recordkeeping fee out of the transfer agency fee which is paid to ^ INVESCO by the Fund.

                                          INVESCO VALUE TRUST

                                          INVESCO Intermediate
                                          Government Bond Fund

                                          PROSPECTUS
                                          January 1, ^ 1999

INVESCO ^ FUNDS

INVESCO Distributors, ^ Inc.(SM)
Distributor

Post Office Box 173706
Denver, Colorado  80217-3706

1-800-525-8085
PAL(R): 1-800-424-8085
http://www.invesco.com

In Denver, visit one of our
convenient Investor Centers:


Cherry Creek
155-B Fillmore Street;
Denver Tech Center
7800 East Union Avenue
Lobby Level

In addition, all documents                You should know what
filed by the Trust with the               INVESCO knows.(TM)
Securities and Exchange
Commission ^ can be located on            INVESCO Funds
a web site ^ maintained by the
Commission at
http://www.sec.gov.
      `

PROSPECTUS
January 1, ^ 1999

^


                           INVESCO Value Equity Fund


      The INVESCO Value Equity Fund (the "Fund") seeks to achieve a high total return on investment through capital appreciation and current income by investing substantially all of its assets in common stocks and, to a lesser degree, securities convertible into common stock. Such securities generally will be issued by companies that are listed on a national securities exchange and which usually pay regular dividends. This Fund's investments may consist in part of securities which may be deemed to be speculative. (See "Investment Objective ^ And Policies.")

      The Fund is a series of INVESCO Value Trust (the "Trust"), ^ a diversified, managed no-load mutual fund consisting of three separate portfolios of investments. This Prospectus relates to shares of the INVESCO Value Equity Fund. Separate prospectuses are available upon request from INVESCO Distributors, Inc. for the Trust's other two funds, INVESCO Intermediate Government Bond Fund and INVESCO Total Return Fund. Investors may purchase shares of any or all ^ Funds. Additional funds may be offered in the future.

      This Prospectus provides you with the basic information you should know before investing in the Fund. You should read it and keep it for future reference. A Statement of Additional Information containing further information about the Fund, dated January 1, ^ 1999, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. To ^ request a free copy, write to INVESCO Distributors, Inc., P.O. Box 173706, Denver, Colorado 80217-3706; call 1-800-525-8085; or visit our web site at http://www.invesco.com.




THESE  SECURITIES  HAVE NOT BEEN APPROVED OR  DISAPPROVED BY THE SECURITIES
AND EXCHANGE COMMISSION ^, NOR HAS THE SECURITIES AND EXCHANGE ^ COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER FINANCIAL INSTITUTION. THE SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.


                                 ----------

TABLE OF CONTENTS

                                                                           Page
                                                                           ----
ANNUAL FUND EXPENSES                                                        34

FINANCIAL HIGHLIGHTS                                                        36

^ PERFORMANCE DATA                                                          38

INVESTMENT OBJECTIVE AND POLICIES                                           38

RISK FACTORS                                                                39

THE ^ FUND AND ITS MANAGEMENT                                               44

HOW SHARES CAN BE PURCHASED                                                 47

SERVICES PROVIDED BY THE ^ FUND                                             51

HOW TO REDEEM SHARES                                                        54

TAXES, DIVIDENDS AND OTHER DISTRIBUTIONS                                    56

ADDITIONAL INFORMATION                                                      57

ANNUAL FUND EXPENSES


      The Fund is ^ no-load; there are no fees to purchase, exchange or redeem shares. The Fund^ is authorized to pay a Rule 12b-1 distribution fee of up to one quarter of one percent of the Fund's average net assets each year. The 12b-1 fee is assessed against all shares, but only with respect to new sales of shares, exchanges into the Fund and reinvestments of dividends and capital gain distributions occurring on or after November 1, 1997 ("New Assets"). Lower expenses benefit Fund shareholders by increasing the Fund's total return. (See "How Shares Can Be Purchased.")

      Annual operating expenses are calculated as a percentage of the Fund's average annual net assets. To keep expenses competitive, INVESCO Funds Group, Inc. ("INVESCO"), the Fund's investment adviser, voluntarily reimburses the Fund for certain expenses in excess of 1.25% (excluding excess amounts that have been offset by the expense offset arrangements described below), of the Fund's average net assets.


Shareholder Transaction Expenses
Sales load "charge" on purchases                                       None
Sales load "charge" on reinvested dividends                            None
Redemption fees                                                        None
Exchange fees                                                          None

Annual Fund Operating Expenses
(as a percentage of average net assets)


Management Fee                                                        0.75%
12b-1 Fees(1)                                                         0.25%
Other Expenses ^(2)                                                   0.26%
  Transfer Agency ^ Fee(3)                             0.22%
  General Services, Administrative
    Services, Registration, ^ Postage(2)(4)            0.04%
Total Fund Operating ^ Expenses(1)(2)(5)                              1.25%

      (1) 12b-1 fees for the period ^ November 1, 1997 through August 31, 1998 were 0.13%.

      ^(2) Certain Fund expenses are being voluntarily absorbed by INVESCO to ensure that the Fund's annualized total operating expenses do not exceed 1.25% of the Fund's averate net assets. Ratio reflects total expenses before any expense offset arrangements less absorbed expenses by INVESCO. In the absence of such voluntary expense limitation, the Fund's "Other Expenses" and "Total Fund Operating Expenses" would have been 0.31% and 1.31%, respectively, based on the Fund's actual expenses for the fiscal year ended August 31, 1998.

      (3) Consists of the transfer agency fee described under "Additional Information - Transfer and Dividend Disbursing Agent."

      ^(4) Includes, but is not limited to, fees and expenses of trustees, custodian bank, legal counsel and independent accountants, securities pricing services, costs of administrative services furnished under an Administrative Services Agreement, costs of registration of Fund shares under applicable laws, and costs of printing and distributing reports to shareholders.

      ^(5) It should be noted that the Fund's actual total operating expenses were lower than the figures shown because the Fund's custodian fees and transfer agent fees were reduced under expense offset arrangements. However, as a result of an SEC requirement ^, the figures shown above do not reflect these reductions. In comparing expenses for different years, please note that the ^ Ratio of Expenses to Average Net Assets shown under "Financial Highlights" do reflect reductions for periods prior to the fiscal year ended August 31, 1996. (See "The ^ Fund And Its Management.")


Example

      A shareholder would pay the following expenses on a $1,000 investment for the periods shown, assuming (1) a 5% annual return and (2) redemption at the end of each time period:


                  1 Year      3 Years     5 Years     10 Years
                  ------      -------     -------     --------
                  ^ $13           $40         $70         $153

      The purpose of the foregoing table and Example is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. Such expenses are paid from the Fund's assets. (See "The ^ Fund And Its Management.") The above figures for INVESCO Value Equity Fund are based on fiscal year-end information. The Fund charges no sales load, redemption fee or exchange fee. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual returns, which may be greater or less than the assumed amount.

      Because the Fund pays a Rule 12b-1 distribution fee, investors who own Fund shares for a long period of time may pay more than the economic equivalent of the maximum front-end sales charge permitted for mutual funds by the National Association of Securities Dealers, Inc.

FINANCIAL HIGHLIGHTS
(For a Fund Share Outstanding Throughout Each Period)


      The following information for each of the ^ five years ended August 31, ^ 1998, the eight-month fiscal period ended August 31, 1993, and each of the four years ended December 31, 1992, has been audited by ^ PricewaterhouseCoopers LLP, independent accountants. Prior years' information was audited by another independent accounting firm. This information should be read in conjunction with the ^ Report of Independent Accountants thereon appearing in the Trust's ^ 1998 Annual Report to Shareholders which is incorporated by reference into the Statement of Additional Information. Both are available without charge by contacting INVESCO Distributors, Inc., at the address or telephone number on the back cover of this Prospectus. All per share data has been adjusted to reflect an 80 to 1 stock split which was effected on January 2, 1991.



                                                                      Period
                                                                       Ended
                                     Year Ended August 31          August 31             Year Ended December 31
                        ------------------------------------------ ---------   -----------------------------------------

                          1998     1997     1996     1995     1994    1993^     1992     1991     1990     1989   1988 ^

PER SHARE DATA
Net Asset Value -

  Beginning of Period   $28.30   $22.24   $19.53   $18.12   $17.79   $16.91   $16.57   $13.88   $15.30   $13.72 $12.40 ^

                        ------------------------------------------ --------   ------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS

Net Investment Income     0.26     0.35     0.35     0.39     0.36     0.24     0.36     0.40     0.44     0.48   0.37 ^
Net Gains (or Losses)

  on Securities
  (Both Realized

  and Unrealized)       (0.43)     6.62     3.09     2.58     1.20     0.88     0.45     4.54   (1.33)     2.42   1.62 ^

                        ------------------------------------------ --------   ------------------------------------------
Total from Investment

  Operations            (0.17)     6.97     3.44     2.97     1.56     1.12     0.81     4.94   (0.89)     2.90   1.99 ^

                        ------------------------------------------ --------   ------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net

  Investment Income       0.26     0.35     0.35     0.39     0.31     0.24     0.34     0.40     0.47     0.49   0.36 ^
In Excess of Net
  Investment Income       0.00     0.00     0.00     0.00     0.04   ^ 0.00     0.00     0.00     0.00     0.00   0.00







Distributions from

  Capital Gains           2.19     0.56     0.38     1.17     0.88     0.00     0.13     1.85     0.06     0.83   0.31 ^

                        ------------------------------------------ --------   ------------------------------------------

Total Distributions       2.45     0.91     0.73     1.56     1.23     0.24     0.47     2.25     0.53     1.32   0.67 ^

                        ------------------------------------------ --------   ------------------------------------------
Net Asset Value -

  End of Period         $25.68   $28.30   $22.24   $19.53   $18.12   $17.79   $16.91   $16.57   $13.88   $15.30 $13.72 ^

                        ========================================== ========   ==========================================

TOTAL RETURN           (1.06)%   32.04%   17.77%   17.84%    9.09%   6.65%*    4.98%   35.84%  (5.80%)   21.34% 16.89% ^


RATIOS
Net Assets - End of
  Period

  ($000 Omitted)      $349,984 $369,766 $200,046 $153,171 $111,850  $81,914  $78,609  $39,741  $29,825  $36,592$27,434 ^
Ratio of Expenses

  to Average

  Net Assets#           1.15%@   1.04%@   1.01%@    0.97%    1.01%   1.00%~    0.91%    0.98%    1.00%    1.00%  1.00% ^
Ratio of Net

  Investment Income
  to Average

  Net Assets#            0.86%    1.35%    1.64%    2.17%    1.80%   2.07%~    2.19%    2.39%    3.00%    3.29%  3.48% ^
Portfolio Turnover
  Rate                     48%      37%      27%      34%      53%     35%*      37%      64%      23%      30%    16%
^


^ From January 1, 1993 to August 31, 1993.

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
representative of a full year.


# Various expenses of the Fund were voluntarily absorbed by ^ INVESCO for the years ended August 31, 1998 and December 31, 1990, 1989^ and 1988 ^. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.19%, 1.04%, 1.09%^ and 1.19% ^, respectively, and ratio of net investment income to average net assets would have been 0.82%, 2.96%, 3.20%^ and 3.29% ^, respectively.

@ Ratio is based on Total Expenses of the Fund, less expenses absorbed by investment adviser, which is before any expense offset arrangements.


~ Annualized

^ PERFORMANCE DATA

      From time to time, the Fund advertises its total return performance. These figures are based upon historical investment results and are not intended to indicate future performance. Total return is computed by calculating the percentage change in value of an investment, assuming reinvestment of all income dividends and capital gain distributions, to the end of a specified period. Cumulative total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. ^ Any given report of total return performance should not be considered as representative of future performance. The Fund charges no sales load, redemption fee or exchange fee which would affect total return computations.


     In conjunction with performance reports and/or analyses of shareholder service for the Fund, comparative data between the Fund's performance for a given period and the performance of recognized bond indices and indices of investment results for the same period and/or assessments of the quality of shareholder service may be provided to shareholders. Such indices include indices provided by Dow Jones & Company, Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), Lipper Analytical Services, Inc., Lehman Brothers, National Association of Securities Dealers Automated Quotations, Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times Stock Exchange, the New York Stock Exchange, the Nikkei Stock Average and the Deutcher Aktienindex, all of which are unmanaged market indicators. In addition, rankings, ratings and comparisons of investment performance and/or assessments of the quality of shareholder service appearing in publications such as Money, Forbes, Kiplinger's Personal Finance, Morningstar and similar sources which utilize information compiled (i) internally; (ii) by Lipper Analytical Services, Inc.; or (iii) by other recognized analytical services, may be used in advertising. The Lipper Analytical Services, Inc. mutual fund rankings and comparisons, which may be used by the Fund in performance reports, will be drawn from the "Growth and Income Funds" Lipper mutual fund groupings, in addition to the broad-based Lipper general fund grouping.

INVESTMENT OBJECTIVE AND POLICIES


      ^ The investment objective of the Value Equity Fund is to seek a high total return on investment through capital appreciation and current income. Funds having an investment objective of seeking a high total return may be limited in their ability to obtain their objective by the limitations on the types of securities in which they may invest. No assurance can be given that the Fund will be able to achieve its investment objective.

      Substantially all of the Fund's assets will be invested in common stocks and, to a lesser extent, securities convertible into common stocks (collectively, "equity securities"). Such securities generally will be issued by companies which are listed on a national securities exchange, such as the New York Stock Exchange, and which usually pay regular dividends, although the Fund also may invest in securities traded on regional stock exchanges or on the over-the-counter market. During normal market conditions, at least 65% of the Fund's investments will consist of equity securities. The Trust has not established any minimum investment standards such as an issuer's asset level, earnings history, type of industry, dividend payment history, etc. with respect to the Fund's investments in common stocks, although in selecting common stocks for the Fund, the investment adviser and sub-adviser (collectively, "Fund Management") generally apply an investment discipline which seeks to achieve a yield higher than the overall equity market. Therefore, because smaller companies may be subject to more significant losses as well as have the potential for more substantial growth than larger, more established companies, investors in the Fund should consider that the Fund's investments may consist in part of securities which may be deemed to be speculative. When market or economic conditions indicate, in the judgment of Fund Management, that a defensive investment stance should be assumed, all or part of the assets of the Fund may be invested temporarily in other securities consisting of high quality (rated AA or above by S&P or Aa by Moody's Investors Service, Inc.) corporate preferred stocks, bonds, debentures or other evidences of indebtedness, and in obligations issued or guaranteed by the United States or any instrumentality thereof, or held in cash.


      The investment objective of the Fund and its investment policies, where indicated, are fundamental policies and thus may not be changed without prior approval by the holders of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940 (the "1940 Act"). In addition, the Trust and this Fund are subject to certain investment restrictions which are ^ identified in the Statement of Additional Information and which also may not be altered without approval of the Fund's shareholders. One of those restrictions limits the Fund's borrowing of money to borrowings from banks for temporary or emergency purposes (but not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of the Fund's total assets.




RISK FACTORS

      Investors should consider the special factors associated with the policies discussed below in determining the appropriateness of an investment in the INVESCO Value Equity Fund. The Fund's policies regarding investments in foreign securities and foreign currencies are not fundamental and may be changed by vote of the Trust's board of trustees.

     Year 2000 Computer Issue. Due to the fact that many computer systems in use today cannot recognize the Year 2000, but will, unless corrected, revert to 1900 or 1980 or cease to function at that time, the markets for securities in which the Fund invests may be detrimentally affected by computer failures affecting portfolio investments or trading of securities beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production issues for individual companies and overall economic uncertainties. Earnings of individual issuers may be affected by remediation costs, which may be substantial. The Fund's investments may be adversely affected.


      Foreign Securities. The Fund may invest up to 25% of its total assets in foreign equity or debt securities. Investments in securities of foreign companies and in foreign markets involve certain additional risks not associated with investments in domestic companies and markets, including the risks of fluctuations in foreign currency exchange rates and of political or economic instability, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls or currency blockage. In addition, there may be less information publicly available about a foreign company than about a domestic company, and there is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the United States. Moreover, with respect to certain foreign countries, there may be a possibility of expropriation or confiscatory taxation. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States.


      Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, The Netherlands, Portugal and Spain are presently members of the European Economic and Monetary Union (the "EMU"). The EMU has established a common
European currency for EMU countries which is known as the "euro." Each participating country has adopted the euro as its currency effective January 1, 1999. The old national currencies are sub-currencies of the euro until July 1, 2002, at which time the old currencies will disappear entirely. Other European countries may adopt the euro in the future.

      The introduction of the euro presents some uncertainties and possible risks, including whether the payment and operational systems of banks and other financial institutions will have been ready by January 1, 1999; whether exchange rates for existing currencies and the euro will have been adequately established; and whether suitable clearing and settlement systems for the euro will have been in operation. These and other factors may cause market disruptions after January 1, 1999 and could adversely affect the value of securities held by the Fund.

      After January 1, 1999, the introduction of the euro is expected to impact European capital markets in ways that it is impossible to quantify at this time. For example, investors may begin to view EMU countries as a single market, and that may impact future investment decisions for the Fund. As the Euro is implemented, there may be changes in the relative strength and value of the U.S. dollar and other major currencies, as well as possible adverse tax consequences. The euro transition by EMU countries - present and future - may impact the fiscal and monetary policies of those participating countries. There may be increased levels of price competition among business firms within EMU countries and between businesses in EMU and non-EMU countries. The outcome of these uncertainties could have unpredictable effects on trade and commerce and result in increased volatility for all financial markets.

      Forward Foreign Currency Contracts. The Fund may enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities or during the time the Fund holds foreign securities. A forward contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. Although the Fund has not adopted any limitations on its ability to use forward contracts as a hedge against fluctuations in foreign exchange rates, it does not attempt to hedge all of its foreign investment positions and will enter into forward contracts only to the extent, if any, deemed appropriate by Fund Management. The Fund will not enter into a forward contract for a term of more than one year or for purposes of speculation. Investors should be aware that hedging against a decline in the value of a currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions may preclude the opportunity for gain if the value of the hedged currency should rise. No predictions can be made with respect to whether the total of such transactions will result in a better or a worse position than had the Fund not entered into any forward contracts. Forward contracts may from time to time be considered illiquid, in which case they would be subject to the Fund's limitation on investing in illiquid securities, discussed below. For additional information regarding forward ^ contracts, see the Trust's Statement of Additional Information.


      Repurchase Agreements. The Fund may engage in repurchase agreements with banks, registered broker-dealers and registered government securities dealers which are deemed creditworthy by Fund Management, under guidelines established by the board of trustees. A repurchase agreement is a transaction in which the Fund purchases a security and simultaneously commits to sell the security to the seller at an agreed upon price and date (usually not more than seven days) after the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. The Fund's risk is limited to the ability of the seller to pay the agreed upon amount on the delivery date. However, in the event the seller should default, the underlying security constitutes collateral for the seller's obligations to pay. This collateral will be held by the custodian for the Fund's assets. In the event of the insolvency of a counterparty to a repurchase agreement, the Fund could experience delays and incur costs in realizing on the collateral. To the extent that the proceeds from a sale upon a default in the obligation to repurchase are less than the repurchase price, the Fund would suffer a loss. Although the Fund has not adopted any limit on the amount of its total assets that may be invested in repurchase agreements, the Fund intends that at no time will the market value of its securities subject to repurchase agreements exceed 20% of the total assets of the Fund.

      Illiquid Securities. The Fund may invest from time to time in securities subject to restrictions on disposition under the Securities Act of 1933
("restricted securities"), securities without readily available market quotations or illiquid securities (those which cannot be sold in the ordinary course of business within seven days at approximately the valuation given to them by the Fund). However, on the date of purchase, no such investment may increase the Fund's holdings of restricted securities to more than 2% of the value of the Fund's total assets or its holdings of illiquid securities or those without readily available market quotations to more than 5% of the Fund's total assets. The Fund is not required to receive registration rights in connection with the purchase of restricted securities and, in the absence of such rights, marketability and value can be adversely affected because the Fund may be unable to dispose of such securities at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the Fund might have to bear the expense and incur the delays associated with effecting registration.

      Futures and Options. A futures contract is an agreement to buy or sell a specific amount of a financial instrument or commodity at a particular price on a particular date. The Fund will use futures contracts only to hedge against price changes in the value of its current or intended investments in securities. In the event that an anticipated decrease in the value of portfolio securities occurs as a result of a general decrease in prices, the adverse effects of such changes may be offset, at least in part, by gains on the sale of futures contracts. Conversely, the increased cost of portfolio securities to be acquired, caused by a general increase in prices, may be offset, at least in part, by gains on futures contracts purchased by the Fund. Brokerage fees are paid to trade futures contracts, and the Fund is required to maintain margin deposits.

      Put and call options on futures contracts or securities may be traded by the Fund in order to protect against declines in the value of portfolio securities or against increases in the cost of securities to be acquired. The purchaser of an option purchases the right to effect a transaction in the underlying future or security at a specified price (the "strike price") before a specified date (the "expiration date"). In exchange for the right, the purchaser pays a "premium" to the seller, which represents the price of the right to buy or to sell the underlying instrument. In exchange for the premium, the seller of the option becomes obligated to effect a transaction in the underlying future or security, at the strike price, at any time prior to the expiration date, should the buyer choose to exercise the option. A call option contract grants the purchaser the right to buy the underlying future or security, at the strike price, before the expiration date. A put option contract grants the purchaser the right to sell the underlying future or security, at the strike price, before the expiration date. Purchases of options on futures contracts may present less dollar risk in hedging the Fund's portfolio than the purchase and sale of the underlying futures contracts, since the potential loss is limited to the amount of the premium plus related transaction costs. The premium paid for such a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option, and, unless the price of the underlying futures contract or security changes sufficiently, the option may expire without value to the Fund.

      Although the Fund will enter into futures contracts and options on futures contracts and securities solely for hedging or other nonspeculative purposes, their use does involve certain risks. For example, a lack of correlation between the value of an instrument underlying an option or futures contract and the assets being hedged, or unexpected adverse price movements, could render a Fund's hedging strategy unsuccessful and could result in losses. In addition, there can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses. Transactions in futures contracts and options are subject to other risks as well, which are set forth in greater detail in the Statement of Additional Information and Appendix B therein.

      Securities Lending. The Fund may make loans of its portfolio securities (not to exceed 10% of the Fund's total assets) to broker-dealers or other institutional investors under contracts requiring such loans to be callable at any time and to be secured continuously by collateral in cash, cash equivalents, high quality short-term government securities or irrevocable letters of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned, including accrued interest and dividends. The Fund will continue to collect the equivalent of the interest or dividends paid by the issuer on the securities loaned and will also receive either interest (through investment of cash collateral) or a fee (if the collateral is government securities). The Fund may pay finder's and other fees in connection with securities loans.

      Portfolio Turnover. There are no fixed limitations regarding portfolio turnover for the Fund. Although the Fund does not trade for short-term profits, securities may be sold without regard to the time they have been held in the Fund when, in the opinion of Fund Management, market considerations warrant such action. As a result, while it is anticipated that the Fund's annual portfolio turnover rate generally will not exceed 100%, under certain market conditions the portfolio turnover rate for the Fund may exceed 100%. Increased portfolio turnover would cause the Fund to incur greater brokerage costs than would otherwise be the case. The Fund's portfolio turnover rates are set forth under "Financial Highlights" and, along with the Trust's brokerage allocation policies, are discussed in the Statement of Additional Information.


THE ^ FUND AND ITS MANAGEMENT


      The Trust is a no-load mutual fund, registered with the Securities and Exchange Commission as an open-end, diversified management investment company. The Trust was organized on July 15, 1987, under the laws of the Commonwealth of Massachusetts as "Financial Series Trust." On July 1, 1993, the Trust changed its name to "INVESCO Value Trust."


      The Trust's board of trustees has responsibility for overall supervision of the Fund, and reviews the services provided by the adviser. Under an agreement with the Trust, ^ INVESCO Funds Group, Inc. ^("INVESCO"), 7800 E. Union Avenue, Denver, Colorado, serves as the ^ Fund's investment adviser ^. Under this agreement, ^ INVESCO is primarily responsible for providing the Fund with various ^ administrative services and supervises the Fund's daily business affairs. ^ These services are subject to review by the Trust's board of trustees.

      ^ INVESCO has contracted with INVESCO Capital Management, Inc. ("ICM"), the ^ Fund's investment adviser prior to 1991, for investment sub-advisory and research services on behalf of the Fund. ICM ^ managed in excess of ^ $__ billion of assets on behalf of tax-exempt accounts (such as pension and profit-sharing funds for corporations and state and local governments) and investment companies as of _____________, 1998. ICM, subject to the supervision of ^ INVESCO, is primarily responsible for selecting and managing the Fund's investments. Although the Trust is not a party to the sub-advisory agreement, the agreement has been approved by the shareholders of the Trust. Services provided by ^ INVESCO and ICM are subject to review by the Trust's board of trustees. Together, INVESCO and ICM constitute "Fund Management."

      Pursuant to an agreement with the Trust, ^ INVESCO Distributors, Inc. ("IDI") ^ is the Fund's distributor. IDI, established in 1997, is a registered broker-dealer that acts as distributor for all retail mutual funds advised by ^ INVESCO. Prior to September 30, 1997, ^ INVESCO served as the Fund's distributor.

      ^ INVESCO, ICM and IDI are indirect wholly-owned subsidiaries of AMVESCAP PLC. AMVESCAP PLC is a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO PLC changed its name to AMVESCO PLC on March 3, 1997 and to AMVESCAP PLC on May 8, 1997, as part of a merger between a direct subsidiary of INVESCO PLC and A I M Management Group Inc., that created one of the largest independent investment management businesses in the world. ^ AMVESCAP PLC had approximately $261 billion in assets under management^ as of June 30, 1998. INVESCO was established in 1932 and, as of August 31, ^ 1998, managed 14 mutual funds, consisting of ^ 49 separate portfolios, with combined assets of approximately ^ $17.1 billion on behalf of ^ 899,439 shareholders.


      The following individuals serve as portfolio managers for the Fund and are primarily responsible for the day-to-day management of the Fund's portfolio of securities:

Michael C. Harhai             Portfolio manager of the Fund since 1993;
                              portfolio manager for INVESCO Capital
                              Management, Inc. (1993 to present);
                              senior vice president and manager, Sovran
                              Capital Management Corp. (1992 to 1993);
                              senior vice president and portfolio
                              manager, C&S/Sovran Capital Management
                              (1991 to 1992); senior vice president and portfolio manager, Citizens & Southern
                              Investment Advisors, Inc. (1984 to 1991);
                              began investment career in 1972; B.A.,
                              University of South Florida; M.B.A.,
                              University of Central Florida; Chartered
                              Financial Analyst; trustee, Atlanta
                              Society of Financial Analysts.

Terrence Irrgang              Assistant portfolio manager of the Fund
                              since 1993; portfolio manager for INVESCO
                              Capital Management, Inc. (1992 to
                              present); consultant, Towers, Perrin &
                              Forster & Crosby (1988 to 1992); began
                              investment career in 1981; B.A.,
                              Gettysburg College; M.B.A., Temple
                              University; Chartered Financial Analyst.


      Fund Management permits investment and other personnel to purchase and sell securities for their own accounts, subject to a compliance policy governing personal investing. This policy requires Fund Management's personnel to conduct their personal investment activities in a manner that Fund Management believes is not detrimental to the Fund or Fund Management's other advisory clients. See the Statement of Additional Information for more detailed information.

      The Fund pays INVESCO a monthly fee which is based upon a percentage of the Fund's average net assets determined daily. The management fee is computed at the annual rate of ^ 0.75% on the first $500 million of the Fund's average net assets; 0.65% on the next $500 million of the Fund's average net assets; and 0.50% on the average net assets of the Fund in excess of $1 billion. For the fiscal year ended August 31, ^ 1998, the advisory fees paid to ^ INVESCO amounted to 0.75% of the average net assets of the Fund.

      Out of ^ the advisory fee which it receives from the Fund, ^ INVESCO pays ICM, as the ^ Fund's sub-adviser, a monthly fee ^ based upon the average daily value of the Fund's net assets. Based upon approval of the Trust's board of trustees at a meeting held May 14, 1998, the calculation of subadvisory fees of the Fund has been changed from 33.33% of the advisory fee (0.25% on the first $500 million of the Fund's average net assets, ^ 0.2167% on the next $500 million of the Fund's average net assets and ^ 0.1667% on the Fund's average net assets in excess of $1 billion ^) to 40% of the advisory fee (0.30% on the first $500 million of the ^ Fund's average net assets, ^ 0.26% on the next $500 million of the ^ Fund's average net assets and ^ 0.20% on the ^ Fund's average net assets in excess of $1 billion). No fee is paid by the Fund to ICM.
^
      The Trust also has entered into an Administrative Services Agreement (the "Administrative Agreement") with ^ INVESCO. Pursuant to the Administrative Agreement, ^ INVESCO performs certain administrative, recordkeeping and internal sub-accounting services, including without limitation, maintaining general ledger and capital stock accounts, preparing a daily trial balance, calculating net asset value daily and providing selected general ledger reports and providing sub-accounting and recordkeeping services for Fund shareholder accounts maintained by certain retirement and employee benefit plans for the benefit of participants in such plans. For such services, the Fund pays ^ INVESCO a fee consisting of a base fee of $10,000 per year, plus an additional incremental fee computed at an annual rate ^ of 0.015% per annum of the average net assets of the Fund.

      The management and custodial services provided to the Fund by INVESCO and the Fund's custodian, and the services provided to shareholders by INVESCO and IDI, depend on the continued functioning of their computer systems. Many computer systems in use today cannot recognize the Year 2000, but will revert to 1900 or 1980 or will cease to function due to the manner in which dates were encoded and are calculated. That failure could have a negative impact on the handling of the Fund's securities trades, its share pricing and its account services. The Fund and its service providers have been actively working on necessary changes to their computer systems to deal with the Year 2000 issue and expect that their computer systems will be adapted before that date, but there can be no assurance that they will be successful. Furthermore, services may be impaired at that time as a result of the interaction of their systems with noncomplying computer systems of others. INVESCO plans to test as many such interactions as practicable prior to December 31, 1999 and to develop contingency plans for reasonably anticipated failures.

     The Fund bears those Trust expenses which are accrued daily that are incurred on its behalf and, in addition, bears a portion of general Trust expenses allocated based upon the relative net assets of the three Funds of the Trust. Such expenses are generally deducted from the Fund's total income before dividends are paid. Total expenses of the Fund, as a percentage of its average net assets for the fiscal year ended August 31, 1998, including investment advisory fees (but excluding brokerage commissions), were 1.15%.

      The Declaration of Trust pursuant to which the Trust is organized contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each instrument entered into or executed by the Trust. The Declaration of Trust also provides for indemnification out of the Trust's property for any shareholder held personally liable for any Trust obligation. Thus, the risk of a shareholder being personally liable for obligations of the Trust is limited to the unlikely circumstance in which the Trust itself would be unable to meet its obligations.


      Fund Management places orders for the purchase and sale of portfolio securities with brokers and dealers based upon Fund Management's evaluation of the ^ brokers' and dealers' financial responsibility coupled with ^ their ability to effect transactions at the best available prices. The Trust may place orders for portfolio transactions with qualified ^ brokers and dealers that recommend the various funds of the Trust to clients, or act as agent in the purchase of ^ Fund shares for clients, if Fund Management believes that the quality of the execution of the transaction and level of commission are comparable to those available from other qualified brokerage firms. For further information, see "Investment Practices - ^ Placement of Portfolio Brokerage" in the Statement of Additional Information.

^


HOW SHARES CAN BE PURCHASED

      Shares of the Fund are sold on a continuous basis by IDI, as the Fund's distributor, at the net asset value per share next calculated after receipt of a purchase order in good form. No sales charge is imposed upon the sale of shares of the Fund. To purchase shares of the Fund, send a check made payable to INVESCO Funds Group, Inc., together with a completed application form, to:

                        INVESCO FUNDS GROUP, INC.
                        Post Office Box 173706
                        Denver, Colorado  80217-3706

      Purchase orders must specify the Fund in which the investment is to be made.


      The minimum initial purchase must be at least $1,000, with subsequent investments of not less than $50, except that: (1) those shareholders establishing an EasiVest or direct payroll purchase account, as described below in the section entitled "Services Provided ^ By The Fund," may open an account without making any initial investment if they agree to make regular, minimum purchases of at least $50; (2) those shareholders investing in an Individual

Retirement Account ("IRA"), or through omnibus accounts where individual shareholder recordkeeping and sub-accounting are not required, may make initial minimum purchases of $250; (3) Fund Management may permit a lesser amount to be invested in the Fund under a federal income tax-deferred retirement plan (other than an IRA), or under a group investment plan qualifying as a sophisticated investor; and (4) Fund Management reserves the right to increase, reduce or waive the minimum purchase requirements in its sole discretion where it determines such action is in the best interests of the Fund. The minimum initial purchase requirement of $1,000, as described above, does not apply to shareholder account(s) in any of the INVESCO funds opened prior to January 1, 1993, and thus is not a minimum balance requirement for those existing accounts. However, for shareholders already having accounts in any of the INVESCO funds, all initial share purchases in a new fund account, including those made using the exchange privilege, must meet the fund's applicable minimum investment requirement.


      The purchase of shares in the Fund can be expedited by placing bank wire, overnight courier or telephone orders. For further information, the purchaser may call the ^ Fund's office by using the telephone number on the back cover of this Prospectus. Orders sent by overnight courier, including Express Mail, should be sent to the street address, not ^ post office box, of INVESCO Funds Group, Inc., 7800 E. Union Avenue, Denver, Colorado 80237.

      Orders to purchase ^ shares of the Fund can be placed by telephone. Shares of the Fund will be issued at the net asset value next determined after receipt of telephone instructions. Generally, payments for telephone orders must be received by the ^ Fund within three business days or the transaction may be ^ canceled. In the event of such cancellation, the purchaser will be held responsible for any loss resulting from a decline in the value of the shares. In order to avoid such losses, purchasers should send payments for telephone purchases by overnight courier or bank wire. ^ INVESCO has agreed to indemnify the ^ Fund for any losses resulting from the cancellation of telephone purchases.

      If your check does not clear, or if a telephone purchase must be ^ canceled due to nonpayment, you will be responsible for any related loss the Fund or ^ INVESCO incurs. If you are already a shareholder in the INVESCO funds, the Fund has the option to redeem shares from any identically registered account in the Fund or any other INVESCO fund as reimbursement for any loss incurred. You also may be prohibited or restricted from making future purchases in any of the INVESCO funds.

     Persons who invest in the Fund through a securities broker may be charged a commission or transaction fee by the broker for the handling of the transaction if the broker so elects. Any investor may deal directly with the Fund in any transaction. In that event, there is no such charge. ^ IDI or INVESCO may from time to time make payments from its revenues to securities dealers and other financial institutions that provide distribution-related and/or administrative services for the Fund.

      The Fund reserves the right in its sole discretion to reject any order for purchase of its shares (including purchases by exchange) when, in the judgment of Fund Management, such rejection is in the best interest of the Fund.

      Net asset value per share is computed once each day that the New York Stock Exchange is open as of the close of regular trading on that Exchange (generally 4:00 p.m., New York time) and also may be computed on other days under certain circumstances. Net asset value per share for the Fund is calculated by dividing the market value of the Fund's securities plus the value of its other assets (including dividends and interest accrued but not collected), less all liabilities (including accrued expenses), by the number of outstanding shares of the Fund. If market quotations are not readily available, a security will be valued at fair value as determined in good faith by the board of trustees. Debt securities with remaining maturities of 60 days or less at the time of purchase will be valued at amortized cost, absent unusual circumstances, so long as the Trust's board of trustees believes that such value represents fair value.


      Under certain circumstances, the Fund may offer its shares, in lieu of cash payment, for securities to be purchased by the Fund. Such a transaction can benefit the Fund by allowing it to acquire securities for its portfolio without paying brokerage commissions. For the same reason, the transaction also may be beneficial to the party exchanging the securities. The Fund shall not enter into such transactions, however, unless the securities to be exchanged for Fund shares are readily marketable and not restricted as to transfer either by law or liquidity of the market, comply with the investment policies and objectives of the Fund, are of the type and quality which would normally be purchased for the Fund's portfolio, are acquired for investment and not for resale, have a value which is readily ascertainable as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange or NASDAQ, and are securities which the Fund would otherwise purchase on the open market. The value of Fund shares used to purchase portfolio securities as stated herein will be the net asset value as of the effective time and date of the exchange. The securities to be received by the Fund will be valued in accordance with the same procedure used in valuing the Fund's portfolio securities. Any investor wishing to acquire shares of the Fund in exchange for securities should contact either the president or the secretary of the Trust at the address or telephone number shown on the back cover ^ of this Prospectus.


      Distribution Expenses. The Fund is authorized under a Plan and Agreement of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan") to use its assets to finance certain activities relating to the distribution of its shares to investors. The Plan applies to New Assets (new sales of shares, exchanges into the Fund and reinvestments of dividends and capital gain distributions) of the Fund after November 1, 1997. Under the Plan, monthly payments may be made by the Fund to IDI to permit IDI, at its discretion, to engage in certain activities^ and provide certain services approved by the board of trustees of the Trust in connection with the distribution of the Fund's shares to investors. These activities and services may include the payment of compensation (including incentive compensation and/or continuing compensation based on the amount of customer assets maintained in the
Fund) to securities dealers and other financial institutions and organizations, which may include INVESCO- and IDI-affiliated companies, to obtain various distribution-related and/or administrative services for the Fund. Such services may include, among other things, processing new shareholder account applications, preparing and transmitting to the Fund's transfer agent computer ^ processable tapes of all transactions by customers, and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund.

      In addition, other permissible activities and services include advertising, ^ preparation, printing and distribution of sales literature, printing and distribution of prospectuses to prospective investors, and such other services and promotional activities for the Fund as may from time to time be agreed upon by the Trust and ^ its board of trustees, including public relations efforts and marketing programs to communicate with investors and prospective investors. These services and activities may be conducted by the staff of INVESCO, IDI or ^ their affiliates or by third parties.

      Under the Plan, the ^ Fund's payments to IDI ^ are limited to an amount computed at an annual rate of 0.25% of the Fund's ^ New Assets. IDI is not entitled to payment for overhead expenses under the Plan, but may be paid for all or a portion of the compensation paid for salaries and other employee benefits for the personnel of ^ INVESCO or IDI whose primary responsibilities involve marketing shares of the INVESCO ^ mutual funds, including the Fund. Payment amounts by the Fund under the Plan, for any month, may be made to compensate IDI for permissible activities engaged in and services provided by IDI during the rolling 12-month period in which that month falls. Therefore, any obligations incurred by IDI in excess of the limitations described above will not be paid by the Fund ^ and will be borne by IDI. In addition, IDI and its affiliates may from time to time make additional payments from ^ their revenues to securities dealers, financial advisers and financial institutions that provide distribution-related and/or administrative services for the Fund. No further payments will be made by the Fund under the Plan in the event of ^ the Plan's termination. ^ Payments made by the Fund may not be used to finance directly the distribution of shares of any other Fund of the Trust or other mutual fund advised by ^ INVESCO and distributed by IDI. However, payments received by IDI which are not used to finance the distribution of shares of the

Fund become part of IDI's reserves and may be used by IDI for activities that provide distribution of any of the mutual funds advised by INVESCO. Subject to review by the Trust's trustees, payments made by the Fund under the Plan for compensation of marketing personnel, as noted above, are based on an allocation formula designed to ensure that all such payments are appropriate. IDI will bear any distribution- and service-related expenses in excess of the amounts which are compensated pursuant to the Plan. The Plan also authorizes any financing of distribution which may result from ^ INVESCO's or IDI's use of fees received from the Fund for services rendered by INVESCO, provided that such fees are legitimate and not excessive. For more information see see "How Shares Can Be Purchased - Distribution Plan" in the Statement of Additional ^ Information.

SERVICES PROVIDED BY THE ^ FUND

      Shareholder Accounts. ^ INVESCO maintains a share account that reflects the current holdings of each shareholder. A separate account will be maintained for a shareholder for each fund in which the shareholder invests. As a business trust, the Trust does not issue share certificates. Each shareholder is sent a detailed confirmation of each transaction in shares of the ^ Fund. Shareholders whose only transactions are through the EasiVest, direct payroll purchase, automatic monthly exchange or periodic withdrawal programs, or are reinvestments of dividends or capital gains in the same or another fund, will receive confirmations of those transactions on their quarterly statements. These programs are discussed below. For information regarding a shareholder's account and transactions, the shareholder may call ^ INVESCO by using the telephone number on the back cover of this Prospectus.

      Reinvestment of Distributions. Dividends and other distributions are automatically reinvested in additional shares of the Fund at the net asset value per share of the Fund in effect on the ex-dividend or ex-distribution date. A shareholder may, however, elect to reinvest dividends and other distributions in certain of the other no-load mutual funds advised by ^ INVESCO and distributed by IDI, or to receive payment of all dividends and other distributions in excess of $10.00 by check by giving written notice to ^ INVESCO at least two weeks prior to the record date on which the change is to take effect. Further information concerning these options can be obtained by contacting ^ INVESCO.

      Periodic Withdrawal Plan. A Periodic Withdrawal Plan is available to shareholders who own or purchase shares of any mutual funds advised by ^ INVESCO having a total value of $10,000 or more; provided, however, that at the time the Plan is established, the shareholder owns shares having a value of at least $5,000 in the fund from which the withdrawals will be made. Under the Periodic Withdrawal Plan, ^ INVESCO, as agent, will make specified monthly or quarterly payments of any amount selected (minimum payment of $100) to the party designated by the shareholder. Notice of all changes concerning the Periodic Withdrawal Plan must be received by ^ INVESCO at least two weeks prior to the next scheduled check.

Further information regarding the Periodic Withdrawal Plan and its requirements and tax consequences can be obtained by contacting ^ INVESCO.

     Exchange Policy. Shares of the Fund may be exchanged for shares of any other fund of the Trust, as well as for shares of any of the following other no-load mutual funds, which are also advised by ^ INVESCO, on the basis of their respective net asset values at the time of the exchange: INVESCO Bond Funds, Inc. (formerly, INVESCO Income Funds, Inc.), INVESCO Combination Stock and Bond Funds, Inc. (formerly, INVESCO Flexible Funds, Inc.), INVESCO Diversified Funds, Inc., INVESCO Emerging Opportunity Funds, Inc.^, INVESCO Growth Funds, Inc., INVESCO Industrial Income Fund, Inc., INVESCO International Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO ^ Sector Funds, Inc. (formerly, INVESCO Strategic Portfolios, Inc.), INVESCO Specialty Funds, Inc., INVESCO ^ Stock Funds, Inc. (formerly, INVESCO Equity Funds, Inc.) and INVESCO Tax-Free Income Funds, Inc.

     An exchange involves the redemption of shares in the Fund and investment of the redemption proceeds in shares of another fund of the Trust or in shares of one of the funds listed above. Exchanges will be made at the net asset value per share next determined after receipt of an exchange request in proper order. Any gain or loss realized on such an exchange is recognizable for federal income tax purposes by the shareholder. Exchange requests may be made either by telephone or by written request to ^ INVESCO, using the telephone number or address on the back cover of this Prospectus. Exchanges made by telephone must be in the amount of at least $250, if the exchange is being made into an existing account of one of the INVESCO funds. All exchanges that establish a new account must meet the fund's applicable minimum initial investment requirements. Written exchange requests into an existing account have no minimum requirements other than the fund's applicable minimum subsequent investment requirements.




     The option to exchange Fund shares by telephone is available to shareholders automatically unless expressly declined. By signing the new account Application or a Telephone Transaction Authorization Form or otherwise utilizing the telephone exchange option, the investor has agreed that the Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. The Fund employs procedures, which it believes are reasonable, designed to confirm that exchange transactions are genuine. These may include recording telephone instructions and providing written confirmations of exchange transactions. As a result of this policy, the investor may bear the risk of any loss due to unauthorized or fraudulent instructions; provided, however, that if the Fund fails to follow these or other reasonable procedures, the Fund may be liable.

     In order to prevent abuse of this policy to the disadvantage of other shareholders, the Fund reserves the right to temporarily or permanently terminate the exchange option of any shareholder who requests more than four exchanges in a year, or at any time the Fund determines the actions of the shareholders are detrimental to Fund performance and shareholders. The Fund will determine whether to do so based on a consideration of both the number of exchanges any particular shareholder or group of shareholders has requested and the time period over which those exchange requests have been made, together with the level of expense to the Fund which will result from effecting additional exchange requests. The exchange policy also may be modified or terminated at any time. Except ^ in unusual circumstances where redemptions of the exchanged security are suspended under Section 22(e) of the 1940 Act, or where sales of the fund into which the shareholder is exchanging are temporarily stopped, notice of all such modifications ^ to the policy or terminations that would affect all Fund shareholders will be given at least 60 days prior to the ^ effective date of the ^ change in policy.

      Before making an exchange, the shareholder should review the prospectuses of the funds involved and consider their differences. Shareholders interested in exercising the exchange option may contact ^ INVESCO for information concerning their particular exchanges.

      Automatic Monthly Exchange. Shareholders who have accounts in any one or more of the mutual funds distributed by IDI may arrange for a fixed dollar amount of their fund shares to be automatically exchanged for shares of any other INVESCO mutual fund listed under "Exchange Policy" on a monthly basis, subject to the Fund's minimum initial investment or subsequent investment requirements. This automatic exchange program can be changed by the shareholder at any time by notifying ^ INVESCO at least two weeks prior to the date the change is to be made. Further information regarding this service can be obtained by contacting ^ INVESCO.

      EasiVest. For shareholders who want to maintain a schedule of monthly investments, EasiVest uses various methods to draw a preauthorized amount from the shareholder's bank account to purchase Fund shares. This automatic investment program can be changed by the shareholder at any time by ^ contacting INVESCO at least two weeks prior to the date the change is to be made. Further information regarding this service can be obtained by contacting ^ INVESCO.

      Direct Payroll Purchase. Shareholders may elect to have their employers make automatic purchases of Fund shares for them by deducting a specified amount from their regular paychecks. This automatic investment program can be modified or terminated at any time by the shareholder by notifying the employer. Further information regarding this service can be obtained by contacting ^ INVESCO.

     Tax-Deferred Retirement Plans. Shares of the Fund may be purchased for self-employed individual retirement plans, various IRAs, simplified employee pension plans and corporate retirement plans. In addition, shares can be used to fund tax qualified plans established under Section 403(b) of the Internal Revenue Code by educational institutions, including public school systems and private schools, and certain kinds of non-profit organizations, which provide deferred compensation arrangements for their employees.


      Prototype forms for the establishment of these various plans, including, where applicable, disclosure statements required by the Internal Revenue Service, are available from ^ INVESCO. Institutional Trust Company doing business as INVESCO Trust Company^ ("ITC"), an affiliate of INVESCO, is qualified to serve as trustee or custodian under these plans and provides the required services at competitive rates. Retirement plans (other than IRAs) receive monthly statements reflecting all transactions in their Fund accounts. IRAs receive the confirmations and quarterly statements described under "Shareholder Accounts." For complete information, including prototype forms and service charges, call ^ INVESCO at the telephone number listed on the back cover of this Prospectus or send a written request to: Retirement Services, INVESCO Funds Group, Inc., Post Office Box 173706, Denver, Colorado 80217-3706.


HOW TO REDEEM SHARES


      Shares of the Fund may be redeemed at any time at their current net asset value next determined after a request in proper form is received at the ^ Fund's office. (See "How Shares Can Be Purchased.") Net asset value per share of the Fund at the time of the redemption may be more or less than the price originally paid to purchase shares, depending primarily upon the Fund's investment performance.

      In order to redeem shares, a written redemption request signed by each registered owner of the account may be submitted to ^ INVESCO at the address noted above. Redemption requests sent by overnight courier, including Express Mail, should be sent to the street address, not ^ post office box, of INVESCO ^ at 7800 E. Union Avenue, Denver, CO 80237. If shares are held in the name of a corporation, additional documentation may be necessary. Call or write for specific information. If payment for the redeemed shares is to be made to someone other than the registered owner(s), the signature(s) must be guaranteed by a financial institution which qualifies as an eligible guarantor institution. Redemption procedures with respect to accounts registered in the names of broker-dealers may differ from those applicable to other shareholders.


      Be careful to specify the account from which the redemption is to be made. Shareholders have a separate account for each fund in which they invest.

      Payment of redemption proceeds will be mailed within seven days following receipt of the required documents. However, payment may be postponed under unusual circumstances, such as when normal trading is not taking place on the New York Stock Exchange or when an emergency as defined by the Securities and Exchange Commission exists. If the shares to be redeemed were purchased by check and that check has not yet cleared, payment will be made promptly upon clearance of the purchase check (which will take up to 15 days).


      If a shareholder participates in EasiVest, the Fund's automatic monthly investment program, and redeems all of the shares in a Fund account, ^ INVESCO will terminate any further EasiVest purchases unless otherwise instructed by the shareholder.

      Because of the high relative costs of handling small accounts, should the value of any shareholder's account fall below $250 as a result of shareholder action, the ^ Fund reserves the right to effect the involuntary redemption of all shares in such account, in which case the account would be liquidated and the proceeds forwarded to the shareholder. Prior to any such redemption, a shareholder will be notified and given 60 days to increase the value of the account to $250 or more.

      Fund shareholders (other than shareholders holding Fund shares in accounts of IRA plans) may request expedited redemption of shares having a minimum value of $250 (or redemption of all shares if their value is less than $250) held in accounts maintained in their name by telephoning redemption instructions to ^ INVESCO, using the telephone number on the back cover of this Prospectus.

      ^ At the shareholder's option, the redemption proceeds either will be mailed to the address listed for the shareholder's Fund account, or wired (minimum of $1,000) or mailed to the bank which the shareholder has designated to receive the proceeds of telephone redemptions. Unless INVESCO permits a larger redemption request to be placed by telephone, a shareholder may not place a redemption request by telephone in excess of $25,000. These telephone redemption privileges may be modified or terminated in the future at the discretion of INVESCO. For ITC sponsored federal income tax-deferred retirement plans, the term "shareholders" is defined to mean plan trustees that file a written request to be able to redeem Fund shares by telephone. ^ Shareholders should understand that while the Fund will attempt to process all telephone redemption requests on an expedited basis, there may be times, particularly in periods of severe economic or market disruption, when (a) they may encounter difficulty in placing a telephone redemption request, and (b) processing telephone redemptions will require up to seven days following receipt of the redemption request, or additional time because of the unusual circumstances set forth above.

     ^ Redeeming Fund shares by telephone is available to shareholders automatically unless expressly declined. By signing a new account Application ^, a Telephone Transaction Authorization Form or otherwise utilizing ^ telephone redemption ^ privileges, the shareholder has agreed that the Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. The Fund employs procedures, which it believes are reasonable, designed to confirm that telephone instructions are genuine. These may include recording telephone instructions and providing written confirmation of transactions inititated by telephone. As a result of this policy, the investor may bear the risk of any loss due to unauthorized or fraudulent instructions; provided, however, that if the Fund fails to follow these or other reasonable procedures, the Fund may be liable.


TAXES, DIVIDENDS AND OTHER DISTRIBUTIONS


      Taxes. The Fund intends to distribute to shareholders substantially all of its net investment income, net capital gains and net gains from certain foreign currency transactions, if any^. Distribution of all net investment income to shareholders allows the Fund to maintain its tax status as a regulated investment company. ^ The Fund does not expect to pay any federal income or excise taxes because of its tax status as a regulated investment company.

      Shareholders^ must include all dividends and other distributions ^ as taxable income for federal, state and local income tax purposes, unless they are exempt from income taxes. Dividends and other distributions are taxable whether they are received in cash or automatically reinvested in shares of either the Fund or another fund in the INVESCO group.

      Net realized capital gains of the Fund are classified as short-term and long-term gains depending upon how long the Fund held the security that gave rise to the gains. Short-term capital gains are included in income from dividends and interest as ordinary income and are taxed at the taxpayer's marginal tax rate. ^ During 1997, the Taxpayer Relief Act ^ established a new maximum capital gains tax rate of 20%. Depending on the holding period of the asset giving rise to the gain, a capital gain was taxable at a maximum rate of either 20% or 28%. Beginning January 1, 1998, all long-term gains realized on the sale of securities held for more than ^ 12 months will be taxable at a maximum rate of 20%. In addition, legislation signed in October 1998 provides that all capital gain distributions from a mutual fund paid to shareholders during 1998 will be taxed at a maximum rate of 20%. Accordingly, all capital gain distributions paid in 1998 will be taxable at a maximum rate of 20%. At the end of each year, information regarding the tax status of dividends and other distributions is provided to shareholders. Shareholders should consult their tax advisers as to the effect of ^ distributions by the Fund ^.

     Shareholders ^ may realize capital gains or losses when they sell their Fund shares at more or less than the price originally paid. Capital gain on shares held for more than one year will be long-term capital gain, in which event it will be subject to federal income tax at the rates indicated above.

      The Fund may be subject to withholding of foreign taxes on dividends or interest ^ it receives on foreign securities. Foreign taxes withheld will be treated as an expense of the Fund.

      Individuals and certain other non-corporate shareholders may be subject to backup withholding of 31% on dividends, capital gain and other distributions and redemption proceeds. ^ Shareholders can avoid backup withholding on ^ their Fund ^ accounts by ensuring that ^ INVESCO has a correct, certified tax identification number.

     ^ Shareholders should consult a tax adviser with respect to these matters. For further information see "Dividends, Other Distributions ^ And Taxes" in the Statement of Additional Information.




      Dividends and Other Distributions. The Fund earns ordinary or net investment income in the form of interest and dividends ^ on its investments. Dividends paid by the Fund will be based solely on ^ net investment income earned by it. The Fund's policy is to distribute substantially all of this income, less ^ expenses, to shareholders. Dividends from net investment income are paid on a quarterly basis, at the end of November, February, May and August, at the discretion of the Trust's ^ board of ^ trustees. Dividends are automatically reinvested in additional shares of the Fund at the net asset value on the payable date unless otherwise requested.

      In addition, the Fund realizes capital gains and losses when it sells securities or derivatives for more or less than it paid. If total gains on sales exceed total losses (including losses carried forward from previous years), the Fund has a net realized capital gain. Net realized capital gains, if any, together with gains^ realized on foreign currency transactions, if any, are distributed to shareholders at least annually, usually in December. Capital gain distributions are automatically reinvested in additional shares of the Fund at the net asset value on the payable date unless otherwise requested.

      Dividends and other distributions are paid to ^ shareholders on the record date of distribution regardless of how long the Fund shares have been held by the shareholder. The Fund's share price will then drop by the amount of the distribution on the ex-dividend or ex-distribution date. If a shareholder purchases shares immediately prior to the distribution, the shareholder will, in effect, have "bought" the distribution by paying the full purchase price, a portion of which is then returned in the form of a taxable distribution.


ADDITIONAL INFORMATION


     Voting Rights. All shares of the ^ Fund have equal voting rights^ based on one vote for each share owned and a corresponding fractional vote for each fractional share owned. Voting with respect to certain matters, such as ratification of independent accountants and the election of trustees, will be by all funds of the Trust voting together. In other cases, such as voting upon the investment advisory contract for the individual funds, voting is on a fund-by-fund basis. To the extent permitted by law, when not all funds are affected by a matter to be voted upon, only shareholders of the fund or funds affected by the matter will be entitled to vote thereon. The Trust is not generally required, and does not expect, to hold regular annual meetings of shareholders. However, the board of trustees will call such special meetings of shareholders for the purpose, among other reasons, of voting the question of removal of a trustee or trustees when requested to do so in writing by the holders of 10% or more of the outstanding shares of the ^ Fund or as may be required by applicable law or the Trust's Declaration of Trust. The Trust will assist shareholders in communicating with other shareholders as required by the 1940 Act. Trustees may be removed by action of the holders of two-thirds of the outstanding shares of the Trust.


     Shareholder Inquiries. All inquiries regarding the Fund should be directed to the Trust at the telephone number or mailing address set forth on the cover page of this Prospectus.


      Transfer and Dividend Disbursing Agent. INVESCO ^, 7800 E. Union Avenue, Denver, Colorado 80237, acts as registrar, transfer agent and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement which provides that the Fund will pay an annual fee of $20.00 per shareholder account or, where applicable, per participant in an omnibus account. The transfer agency fee is not charged to each shareholder's or participant's account but is an expense of the Fund to be paid from the Fund's assets. Registered broker-dealers, third party administrators of tax-qualified retirement plans and other entities, including affiliates of ^ INVESCO, may provide sub-transfer agency or recordkeeping services to the Fund which reduce or eliminate the need for identical services to be provided on behalf of the Fund by ^ INVESCO. In such cases, ^ INVESCO may pay the third party an annual sub-transfer agency or recordkeeping fee out of the transfer agency fee which is paid to ^ INVESCO by the Fund.

                                          INVESCO VALUE TRUST

                                          INVESCO Value Equity Fund

                                          PROSPECTUS
                                          January 1, ^ 1999

INVESCO ^ FUNDS

INVESCO Distributors, Inc.,(SM)
Distributor
Post Office Box 173706
Denver, Colorado  80217-3706


1-800-525-8085
PAL(R): 1-800-424-8085
http://www.invesco.com

In Denver, visit one of our
convenient Investor Centers:


Cherry Creek
155-B Fillmore Street;
Denver Tech Center
7800 East Union Avenue
Lobby Level

In addition, all documents                You should know what
filed by the Trust with the               INVESCO knows.(TM)
Securities and Exchange
Commission ^ can be located on            INVESCO Funds
a web site ^ maintained by the
Commission at
http://www.sec.gov.

PROSPECTUS
January 1, ^ 1999

^


                           INVESCO Total Return Fund


      The INVESCO Total Return Fund (the "Fund") seeks to achieve a high total return on investment through capital appreciation and current income by investing in a combination of equity securities (consisting of common stocks and, to a lesser degree, securities convertible into common stock) and fixed income securities. The equity securities purchased by the Fund generally will be issued by companies which are listed on a national securities exchange and which usually pay regular dividends. This Fund seeks reasonably consistent total returns over a variety of market cycles.

      The Fund is a series of INVESCO Value Trust (the "Trust"), ^ a diversified, managed, no-load mutual fund consisting of three separate portfolios of investments. This Prospectus relates to shares of the INVESCO Total Return Fund. Separate prospectuses are available upon request from INVESCO Distributors, Inc. for the Trust's other two funds, INVESCO Value Equity Fund and INVESCO Intermediate Government Bond Fund. Investors may purchase shares of any or all ^ Funds. Additional funds may be offered in the future.

      This Prospectus provides you with the basic information you should know before investing in the Fund. You should read it and keep it for future reference. A Statement of Additional Information containing further information about the Fund, dated January 1, ^ 1999, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. To ^ request a free copy, write to INVESCO Distributors, Inc., P.O. Box 173706, Denver, Colorado 80217-3706; call 1-800-525-8085; or visit our web site at: http://www.invesco.com.



THESE  SECURITIES  HAVE NOT BEEN APPROVED OR  DISAPPROVED BY THE SECURITIES
AND EXCHANGE COMMISSION ^, NOR HAS THE SECURITIES AND EXCHANGE ^ COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER FINANCIAL INSTITUTION. THE SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.


                                    ----------

TABLE OF CONTENTS
                                                                          Page
                                                                          ----
ANNUAL FUND EXPENSES                                                        62

FINANCIAL HIGHLIGHTS                                                        64

PERFORMANCE DATA                                                            67

INVESTMENT OBJECTIVE AND POLICIES                                           67

RISK FACTORS                                                                70

THE ^ FUND AND ITS MANAGEMENT                                               74

HOW SHARES CAN BE PURCHASED                                                 79

SERVICES PROVIDED BY THE ^ FUND                                             82

HOW TO REDEEM SHARES                                                        86

TAXES, DIVIDENDS AND OTHER DISTRIBUTIONS                                    87

ADDITIONAL INFORMATION                                                      89

ANNUAL FUND EXPENSES


      The Fund is 100% no-load; there are no fees to purchase, exchange or redeem shares^. The Fund is authorized to pay a Rule 12b-1 distribution fee of one quarter of one percent of the Fund's average net assets each year. The 12b-1 fee is assessed against all shares, but only with respect to new sales of shares, exchanges into the Fund and reinvestments of dividends and capital gain distributions ("New Assets") occurring on or after June 1, 1998. (See "How Shares Can Be Purchased - Distribution Expenses.")

      Annual operating expenses are calculated as a percentage of the Fund's average annual net assets.


Shareholder Transaction Expenses
Sales load "charge" on purchases                                  None
Sales load "charge" on reinvested dividends                       None
Redemption fees                                                   None
Exchange fees                                                     None

Annual Fund Operating Expenses
(as a percentage of average net assets)


Management Fee ^(1)                                               0.58%
12b-1 Fees ^(2)                                                   0.25%
Other Expenses                                                  ^ 0.20%
   Transfer Agency ^ Fee(3)                        0.16%
   General Services, Administrative
      Services, Registration, ^ Postage(3)         0.04%
Total Fund Operating ^ Expenses(2)(5)                             1.03%

      ^(1) Under a voluntary expense limitation agreed to by INVESCO, the management fee paid by the Fund has been reduced to an annual rate of 0.45% on daily net assets over $2 billion, 0.40% on annual daily net assets over $4 billion, 0.375% on annual daily net assets over $5 billion, and to an annual rate of 0.35% on daily net assets over $6 billion. In the absence of the voluntary expense limitation, the Fund's "Management Fee" and "Total Fund Operating Expenses" would have been 0.58% and 1.04%, respectively, based on the Fund's actual expenses for the fiscal year ended August 31, 1998.

      (2) 12b-1 fees for the period ending August 31, 1998 are less than 0.25% of average net assets.

      (3) Consists of the transfer agency fee described under "Additional Information - Transfer ^ And Dividend Disbursing

Agent."


     ^(4) Includes, but is not limited to, fees and expenses of trustees, custodian bank, legal counsel and independent accountants, securities pricing services, costs of administrative services furnished under an Administrative Services Agreement, costs of registration of Fund shares under applicable laws, and costs of printing and distributing reports to shareholders.

      ^(5) It should be noted that the Fund's actual total operating expenses were lower than the figures shown, because the Fund's custodian and transfer agent fees were reduced under expense offset arrangements. However, as a result of an SEC requirement for mutual funds to state their total operating expenses without crediting any such ^ offset ^ arrangements, the figures shown above do not reflect these reductions. In comparing expenses for different years, please note that the ^ Ratios of Expenses to Average Net Assets shown under "Financial Highlights" do reflect any reductions for periods prior to the fiscal year ended August 31, 1996.^


Example

      A shareholder would pay the following expenses on a $1,000 investment for the periods shown, assuming (1) a 5% annual return and (2) redemption at the end of each time period:


                  1 Year      3 Years     5 Years     10 Years
                  ------      -------     -------     --------
                  ^ $11       $33         $51         $126

      The purpose of the foregoing table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. Such expenses are paid from the Fund's assets. (See "The ^ Fund And Its Management.") The above figures for INVESCO Total Return Fund are based on fiscal year-end information. The Fund charges no sales load, redemption fee or exchange fee ^. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual returns, which may be greater or less than the assumed amount.

      Because the Fund pays a Rule 12b-1 distribution fee, investors who own Fund shares for a long period of time may pay more than the economic equivalent of the maximum front-end sales charge permitted for mutual funds by the National Association of Securities Dealers, Inc.

FINANCIAL HIGHLIGHTS
(For a Fund Share Outstanding Throughout Each Period)


      The following information for each of the ^ five years ended August 31, ^ 1998, the eight-month fiscal period ended August 31, 1993^ and each of the four years ended December 31, 1992^ has been audited by ^ PricewaterhouseCoopers LLP, independent accountants. Prior years' information was audited by another independent accounting firm. This information should be read in conjunction with the ^ Report of Independent Accountants thereon appearing in the Trust's ^ 1998 Annual Report to Shareholders which is incorporated by reference into the Statement of Additional Information. Both are available without charge by contacting INVESCO Distributors, Inc., at the address or telephone number on the back cover of this Prospectus. All per share data has been adjusted to reflect an 80 to 1 stock split which was effected on January 2, 1991.



                                                                        Period
                                                                       ^ Ended
                                    ^ Year Ended August 31           August 31            Year Ended December 31 ^
                       -------------------------------------------- ---------  -------------------------------------------
                        1998      1997       1996     1995     1994     1993^     1992     1991     1990     1989   1988 ^



PER SHARE DATA
Net Asset Value -
  Beginning of

  Period               $27.77    $22.60     $20.95   $18.54   $18.27   $17.18   $16.43   $14.21   $15.08   $13.46 $12.56 ^
                       --------------------------------------------- --------  -------------------------------------------

INCOME FROM
  INVESTMENT OPERATIONS
Net Investment

  Income                 0.83      0.77       0.73     0.72     0.69     0.40     0.66     0.71     0.74     0.79   0.39 ^
Net Gains or

  (Losses) on
  Securities (Both
  Realized and

  Unrealized)            0.87      5.26       1.78     2.46     0.60     1.09     0.93     2.78   (0.80)     1.74   0.93 ^
                       --------------------------------------------- --------  -------------------------------------------

Total from
  Investment

  Operations             1.70      6.03       2.51     3.18     1.29     1.49     1.59     3.49   (0.06)     2.53   1.32 ^
                       ---------------------------------------------- -------- -------------------------------------------







LESS DISTRIBUTIONS
Dividends from Net
  Investment

  Income                 0.83      0.77       0.73    0.72      0.60     0.40     0.65     0.72     0.75     0.78   0.40 ^
In Excess of Net

  Investment

  Income+                0.00      0.00       0.00    0.00      0.09   ^ 0.00     0.00     0.00     0.00     0.00     0.00
Distributions from
  Capital Gains          0.48      0.09       0.13     0.05     0.17     0.00     0.19     0.55     0.06     0.13    0.02 ^
In Excess of
  Capital Gains          0.00      0.00       0.00     0.00     0.16   ^ 0.00     0.00     0.00     0.00     0.00     0.00
                       --------------------------------------------- --------  --------------------------------------------

Total

  Distributions          1.31      0.86       0.86     0.77     1.02     0.40     0.84     1.27     0.81     0.91    0.42 ^
                       --------------------------------------------- --------  --------------------------------------------

Net Asset Value -

  End of Period        $28.16    $27.77     $22.60   $20.95   $18.54   $18.27   $17.18   $16.43   $14.21   $15.08 $13.46 ^
                       ============================^================ ======== ============================================
TOTAL RETURN            6.02%    27.01%     12.06%   17.54%    7.22%   8.72%*    9.84%   24.96%  (0.35%)   19.13% 11.53% ^


RATIOS
Net Assets - End
  of Period

  ($000 Omitted)    $2,561,036$1,845,594 $1,032,151 $563,468 $292,765 $220,224 $137,196  $82,219  $54,874  $44,957$28,432 ^
Ratio of Expenses

  to Average Net

  Assets#              0.79%@    0.86%@     0.89%@    0.95%    0.96%   0.93%~    0.88%    0.92%    1.00%    1.00%  1.00% ^
Ratio of Net

  Investment Income
  to Average

  Net Assets#           2.82%     3.11%      3.44%    3.97%    3.31%   3.51%~    4.06%    4.62%    5.22%    5.46%  5.56% ^
Portfolio Turnover
  Rate                    17%        4%        10%      30%      12%     19%*      13%      49%      24%      28%    13%
^


^ From January 1, 1993 to August 31, 1993.


^

+ Distributions in excess of net investment income for the year ended August 31,1995^ aggregated less than $0.01 on a per share basis.


*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
representative of a full year.


# Various expenses of the Fund were voluntarily absorbed by ^ INVESCO for the years ^ ended August 31, 1998, December 31, 1989^ and 1988. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.80%, 1.05%^ and 1.21% ^, respectively, and ratio of net investment income to average net assets would have been 2.81%, 5.41%^ and 5.35% ^, respectively.

@ Ratio is based on Total Expenses of the Fund, less expenses absorbed by investment adviser, which is before any expense offset arrangements.

~ Annualized
^

PERFORMANCE DATA


      From time to time, the Fund advertises its total return performance. These figures are based upon historical investment results and are not intended to indicate future performance. Total return is computed by calculating the percentage change in value of an investment, assuming reinvestment of all income dividends and capital gain distributions, to the end of a specified period. Cumulative total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Any ^ given report of total return performance should not be considered as representative of future performance. The Fund charges no sales load, redemption fee or exchange fee which would affect total return computations.


      In conjunction with performance reports and/or analyses of shareholder service for the Fund, comparative data between the Fund's performance for a given period and the performance of recognized bond indices and indices of investment results for the same period and/or assessments of the quality of shareholder service may be provided to shareholders. Such indices include indices provided by Dow Jones & Company, Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), Lipper Analytical Services, Inc., Lehman Brothers, National Association of Securities Dealers Automated Quotations, Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times Stock Exchange, the New York Stock Exchange, the Nikkei Stock Average and the Deutcher Aktienindex, all of which are unmanaged market indicators. In addition, rankings, ratings and comparisons of investment performance and/or assessments of the quality of shareholder service appearing in publications such as Money, Forbes, Kiplinger's Personal Finance, Morningstar and similar sources which utilize information compiled (i) internally; (ii) by Lipper Analytical Services, Inc.; or (iii) by other recognized analytical services, may be used in advertising. The Lipper Analytical Services, Inc. mutual fund rankings and comparisons, which may be used by the Fund in performance reports, will be drawn from the "Flexible Portfolio Funds" Lipper mutual fund groupings, in addition to the broad-based Lipper general fund grouping.

INVESTMENT OBJECTIVE AND POLICIES


      ^ The investment objective of the Total Return Fund is to seek a high total return on investment through capital appreciation and current income. Funds having an investment objective of seeking a high total return may be limited in their ability to attain their objective by the limitations on the types of securities in which they may invest. No assurance can be given that the Fund will be able to achieve its investment objective.

      The Fund intends to accomplish its objective by investing in a combination of equity securities and fixed income securities. The equity securities to be acquired by the Fund will consist of common stocks and, to a lesser extent, securities convertible into common stocks. Such securities generally will be issued by companies which are listed on a national securities exchange, such as the New York Stock Exchange, and which usually pay regular dividends, although the Fund also may invest in securities traded on regional stock exchanges or on the over-the-counter market. The Trust has not established any minimum investment standards, such as an issuer's asset level, earnings history, type of industry, dividend payment history, etc. with respect to the Fund's investments in common stocks, although in selecting common stocks for the Fund, the investment adviser and sub-adviser (collectively, "Fund Management") generally apply an investment discipline which seeks to achieve a yield higher than the overall equity market. Therefore, because smaller companies may be subject to more significant losses, as well as have the potential for more substantial growth, than larger, more established companies, investors in the Fund should consider that the Fund's investments may consist in part of securities which may be deemed to be speculative.


      The income securities to be acquired by the Fund primarily will include obligations of the U.S. government and its agencies. These U.S. government obligations consist of direct obligations of the U.S. government (U.S. Treasury ^ bills, notes and ^ bonds), obligations guaranteed by the U.S. government, such as ^ Ginnie Mae obligations, and obligations of U.S. government authorities, agencies and instrumentalities, which are supported only by the assets of the issuer, such as Fannie Mae^, Federal Home Loan Banks, Federal Financing Bank and Federal Farm Credit Bank. The Fund also may invest in corporate debt obligations which are rated by Moody's Investors Service, Inc. ("Moody's") in its four highest ratings of corporate obligations (Aaa, Aa, A and Baa) or by ^ Standard & Poors, a division of The McGraw-Hill Companies ("S&P") in its four highest ratings of corporate obligations (AAA, AA, A and BBB) or, if not rated, in Fund Management's opinion have investment characteristics similar to those described in such ratings. A bond rating of Baa by Moody's indicates that the bond issue is of "medium grade," neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well. A bond rating of BBB by S&P indicates that the bond issue is in the lowest "investment grade" security rating. Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category, and they may have speculative characteristics. (See Appendix A to the Statement of Additional Information for specific descriptions of these corporate bond rating categories.) Although there is no limitation on the maturity of the Fund's investment in income securities, the dollar weighted average maturity of such investments normally will be from 3 to 15 years.



      Obligations of certain U.S. government agencies and instrumentalities may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others, such as ^ Fannie Mae, by discretionary authority of the U.S. government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. The Fund will invest in securities of such instrumentalities only when Fund Management is satisfied that the credit risk with respect to any such instrumentality is minimal.


      Typically, the Fund will maintain a minimum investment in equities of 30% of total assets, and a minimum of 30% of total assets will be invested in fixed and variable income securities. The remaining 40% of the portfolio will vary in asset allocation according to Fund Management's assessment of business, economic and market conditions. The analytical process associated with making allocation decisions is based upon a combination of demonstrated historic financial results, current prices for stocks and the current yield to maturity available in the market for bonds. The premium return available from one category relative to the other determines the actual asset deployment. Fund Management's asset allocation process is systematic and is based on current information rather than forecasted change. The Fund seeks reasonably consistent returns over a variety of market cycles. (See "Risk Factors" section of this Prospectus for an analysis of the risks presented by this Fund's ability to enter into futures contracts, and its ability to use options to purchase or sell futures contracts or securities.)


      The investment objective of the Fund and its investment policies, where indicated, are fundamental policies and thus may not be changed without prior approval by the holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act. In addition, the Trust and this Fund are also subject to certain investment restrictions which also are ^ identified in the Statement of Additional Information and which may not be altered without approval of the Fund's shareholders. One of those restrictions limits the Fund's borrowing of money to borrowings from banks for temporary or emergency purposes (but not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of the Fund's total assets.

RISK FACTORS

      Investors should consider the special factors associated with the policies discussed below in determining the appropriateness of an investment in the INVESCO Total Return Fund. The Fund's policies regarding investments in foreign securities and foreign currencies are not fundamental and may be changed by vote of the Trust's board of trustees.


      Year 2000 Computer Issue. Due to the fact that many computer systems in use today cannot recognize the Year 2000, but will, unless corrected, revert to 1900 or 1980 or cease to function at that time, the markets for securities in which the Fund invests may be detrimentally affected by computer failures affecting portfolio investments or trading of securities beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production issues for individual companies and overall economic uncertainties. Earnings of individual issuers may be affected by remediation costs, which may be substantial. The Fund's investments may be adversely affected.


      Foreign Securities. The Fund may invest up to 25% of its total assets in foreign equity or debt securities. Investments in securities of foreign companies and in foreign markets involve certain additional risks not associated with investments in domestic companies and markets, including the risks of fluctuations in foreign currency exchange rates and of political or economic instability, the difficulty of predicting international trade patterns, and the possibility of imposition of exchange controls or currency blockage. In addition, there may be less information publicly available about a foreign company than about a domestic company, and there is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the United States. Moreover, with respect to certain foreign countries, there may be a possibility of expropriation or confiscatory taxation. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States.


      Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, The Netherlands, Portugal and Spain are presently members of the European Economic and Monetary Union (the "EMU"). The EMU has established a common
European currency for EMU countries which is known as the "euro." Each participating country has adopted the euro as its currency effective January 1, 1999. The old national currencies are sub-currencies of the euro until July 1, 2002, at which time the old currencies will disappear entirely. Other European countries may adopt the euro in the future.

     The introduction of the euro presents some uncertainties and possible risks, including whether the payment and operational systems of banks and other financial institutions will have been ready by January 1, 1999; whether exchange rates for existing currencies and the euro will have been adequately established; and whether suitable clearing and settlement systems for the euro will have been in operation. These and other factors may cause market disruptions after January 1, 1999 and could adversely affect the value of securities held by the Fund.

      After January 1, 1999, the introduction of the euro is expected to impact European capital markets in ways that it is impossible to quantify at this time. For example, investors may begin to view EMU countries as a single market, and that may impact future investment decisions for the Fund. As the euro is implemented, there may be changes in the relative strength and value of the U.S. dollar and other major currencies, as well as possible adverse tax consequences. The euro transition by EMU countries - present and future - may impact the fiscal and monetary policies of those participating countries. There may be increased levels of price competition among business firms within EMU countries and between businesses in EMU and non-EMU countries. The outcome of these uncertainties could have unpredictable effects on trade and commerce and result in increased volatility for all financial markets.


      Forward Foreign Currency Contracts. The Fund may enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities or during the time the Fund holds foreign securities. A forward contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. Although the Fund has not adopted any limitations on its ability to use forward contracts as a hedge against fluctuations in foreign exchange rates, it does not attempt to hedge all of its foreign investment positions and will enter into forward contracts only to the extent, if any, deemed appropriate by Fund Management. The Fund will not enter into a forward contract for a term of more than one year or for purposes of speculation. Investors should be aware that hedging against a decline in the value of a currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions may preclude the opportunity for gain if the value of the hedged currency should rise. No predictions can be made with respect to whether the total of such transactions will result in a better or a worse position than had the Fund not entered into any forward contracts. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the Fund's limitation on investing in illiquid securities, discussed below. For additional information regarding foreign securities, see the Trust's Statement of Additional Information.

     Repurchase Agreements. The Fund may engage in repurchase agreements with banks, registered broker-dealers, and registered government securities dealers which are deemed creditworthy by Fund Management under guidelines established by the board of trustees. A repurchase agreement is a transaction in which the Fund purchases a security and simultaneously commits to sell the security to the seller at an agreed upon price and date (usually not more than seven days) after the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. The Fund's risk is limited to the ability of the seller to pay the agreed upon amount on the delivery date. However, in the event the seller should default, the underlying security constitutes collateral for the seller's obligations to pay. This collateral will be held by the custodian for the Fund's assets. In the event of insolvency of a counterparty to a repurchase agreement, the Fund could experience delays and incur costs in realizing on the collateral. To the extent that the proceeds from a sale upon a default in the obligation to repurchase are less than the repurchase price, the Fund would suffer a loss. Although the Fund has not adopted any limit on the amount of its total assets that may be invested in repurchase agreements, the Fund intends that at no time will the market value of its securities subject to repurchase agreements exceed 20% of the total assets of the Fund.

      Illiquid Securities. The Fund may invest from time to time in securities subject to restrictions on disposition under the Securities Act of 1933
("restricted securities"), securities without readily available market quotations or illiquid securities (those which cannot be sold in the ordinary course of business within seven days at approximately the valuation given to them by the Fund). However, on the date of purchase, no such investment may increase the Fund's holdings of restricted securities to more than 2% of the value of the Fund's total assets or its holdings of illiquid securities or those without readily available market quotations to more than 5% of the value of the Fund's total assets. The Fund is not required to receive registration rights in connection with the purchase of restricted securities and, in the absence of such rights, marketability and value can be adversely affected because the Fund may be unable to dispose of such securities at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the Fund might have to bear the expense and incur the delays associated with effecting registrations.

      Futures and Options. A futures contract is an agreement to buy or sell a specific amount of a financial instrument or commodity at a particular price on a particular date. The Fund will use futures contracts only to hedge against price changes in the value of its current or intended investments in securities. In the event that an anticipated decrease in the value of portfolio securities occurs as a result of a general decrease in prices, the adverse effects of such changes may be offset, at least in part, by gains on the sale of futures contracts. Conversely, the increased cost of portfolio securities to be acquired, caused by a general increase in prices, may be offset, at least in part, by gains on futures contracts purchased by the Fund. Brokerage fees are paid to trade futures contracts, and the Fund is required to maintain margin deposits.

      Put and call options on futures contracts or securities may be traded by the Fund in order to protect against declines in the value of portfolio securities or against increases in the cost of securities to be acquired. The purchaser of an option purchases the right to effect a transaction in the underlying future or security at a specified price (the "strike price") before a specified date (the "expiration date"). In exchange for the right, the purchaser pays a "premium" to the seller, which represents the price of the right to buy or to sell the underlying instrument. In exchange for the premium, the seller of the option becomes obligated to effect a transaction in the underlying future or security, at the strike price, at any time prior to the expiration date, should the buyer choose to exercise the option. A call option contract grants the purchaser the right to buy the underlying future or security, at the strike price, before the expiration date. A put option contract grants the purchaser the right to sell the underlying future or security, at the strike price, before the expiration date. Purchases of options on futures contracts may present less dollar risk in hedging the Fund's portfolio than the purchase and sale of the underlying futures contracts, since the potential loss is limited to the amount of the premium plus related transaction costs. The premium paid for such a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option, and, unless the price of the underlying futures contract or security changes sufficiently, the option may expire without value to the Fund.

      Although the Fund will enter into futures contracts and options on futures contracts and securities solely for hedging or other nonspeculative purposes, within the meaning and intent of applicable rules of the CFTC, their use does involve certain risks. For example, a lack of correlation between the value of an instrument underlying an option or futures contract and the assets being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful and could result in losses. In addition, there can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses. Transactions in futures contracts and options are subject to other risks as well, which are set forth in greater detail in the Statement of Additional Information and Appendix B therein.

      Securities Lending. The Fund may make loans of its portfolio securities (not to exceed 10% of the Fund's total assets) to broker-dealers or other institutional investors under contracts requiring such loans to be callable at any time and to be secured continuously by collateral in cash, cash equivalents, high quality short-term government securities or irrevocable letters of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned, including accrued interest and dividends. The Fund will continue to collect the equivalent of the interest or dividends paid by the issuer on the securities loaned and will also receive either interest (through investment of cash collateral) or a fee (if the collateral is government securities). The Fund may pay finder's and other fees in connection with securities loans.

      Portfolio Turnover. There are no fixed limitations regarding portfolio turnover for the Fund. Although the Fund does not trade for short-term profits, securities may be sold without regard to the time they have been held in the Fund when, in the opinion of Fund Management, market considerations warrant such action. As a result, while it is anticipated that the Fund's annual portfolio turnover rate generally will not exceed 100%, under certain market conditions the portfolio turnover rate for the Fund may exceed 100%. Increased portfolio turnover would cause the Fund to incur greater brokerage costs than would otherwise be the case. The Fund's portfolio turnover rates are set forth under "Financial Highlights" and, along with the Trust's brokerage allocation policies, are discussed in the Statement of Additional Information.


THE ^ FUND AND ITS MANAGEMENT


      The Trust is a no-load mutual fund, registered with the Securities and Exchange Commission as an open-end, diversified management investment company. The Trust was organized on July 15, 1987, under the laws of the Commonwealth of Massachusetts as "Financial Series Trust." On July 1, 1993, the Trust changed its name to "INVESCO Value Trust."


      The Trust's board of trustees has responsibility for overall supervision of the Fund, and reviews the services provided by the adviser. Under an agreement with the Trust, INVESCO ^, 7800 E. Union Avenue, Denver, Colorado, serves as the ^ Fund's investment adviser ^. Under this agreement, ^ INVESCO is primarily responsible for providing the Fund with various ^ administrative services and supervises the Fund's daily business affairs. ^ These services are subject to review by the Trust's board of trustees.

      ^ INVESCO has contracted with INVESCO Capital Management, Inc. ("ICM"), the ^ Fund's investment adviser prior to 1991, for investment sub-advisory and research services on behalf of the Fund. ICM currently manages in excess of ^ $__ billion of assets on behalf of tax-exempt accounts (such as pension and profit-sharing funds for corporations and state and local governments) and investment companies. ICM, subject to the supervision of ^ INVESCO, is primarily responsible for selecting and managing the Fund's investments. Although the Trust is not a party to the sub-advisory agreement, the agreement has been approved by the shareholders of the Trust. Services provided by ^ INVESCO and ICM are subject to review by the Trust's board of trustees. Together, INVESCO and ICM constitute "Fund Management."

      Pursuant to an agreement with the Trust, INVESCO Distributors, Inc. ("IDI") ^ is the Fund's distributor. IDI, established in 1997, is a registered broker-dealer that acts as distributor for all retail mutual funds advised by ^ INVESCO. Prior to September 30, 1997, ^ INVESCO served as the Fund's distributor.

      ^ INVESCO, ICM and IDI are indirect wholly-owned subsidiaries of AMVESCAP PLC. AMVESCAP PLC is a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO PLC changed its name to AMVESCO PLC on March 3, 1997 and to AMVESCAP PLC on May 8, 1997, as part of a merger between a direct subsidiary of INVESCO PLC and A I M Management, Inc. that created one of the largest independent investment management businesses in the world. ^ AMVESCAP PLC had approximately $261 billion in assets under management^ as of June 30, 1998. INVESCO was established in 1932 and, as of August 31, ^ 1998, managed 14 mutual funds, consisting of ^ 49 separate portfolios, with combined assets of approximately ^ 17.1 billion on behalf of ^ 899,439 shareholders.


      The following individuals serve as portfolio managers for the Fund and are primarily responsible for the day-to-day management of the Fund's portfolio of securities:


Edward C. Mitchell, Jr., C.F.A.           Portfolio manager of the Fund
                                          since 1987; Chairman (1997 to
                                          present), president (1992 to
                                          1997), vice president (1979 to
                                          1991) and director (1979 to
                                          present) ^ for INVESCO Capital
                                          Management, Inc.; began
                                          investment career in 1969;
                                          B.A., University of Virginia;
                                          M.B.A., University of Colorado;
                                          Chartered Financial Analyst;
                                          Chartered Investment Counselor.

James O. Baker                            Portfolio manager of the Fund
                                          since 1997; portfolio manager
                                          of the INVESCO Intermediate
                                          Government Bond Fund since
                                          1993; portfolio manager ^ for
                                          INVESCO Capital Management,
                                          Inc. (1992 to present);
                                          portfolio manager, Willis
                                          Investment Counsel (1990 to
                                          1992); broker, Morgan Keegan
                                          (1989 to 1990); broker, Drexel
                                          Burnham Lambert (1985 to 1990);
                                          began investment career in
                                          1977; B.A., Mercer University;
                                          Chartered Financial Analyst.

Margaret W. Durkes                        Assistant portfolio manager of
                                          the Fund since 1997; assistant
                                          portfolio manager of AIM
                                          Advisor Flex Fund since 1997;
                                          assistant portfolio manager for
                                          INVESCO Capital Management,
                                          Inc. (1993 to present); vice
                                          president and portfolio manager
                                          for Sovran Capital Management
                                          (1991 to 1993); B.A., The
                                          Colorado College; Chartered
                                          Financial Analyst.

David S. Griffin                          Assistant portfolio manager of
                                          the Fund since 1993; portfolio
                                          manager for INVESCO Capital
                                          Management, Inc. (1991 to
                                          present); mutual fund sales
                                          representative, INVESCO
                                          Services, Inc. (1986 to 1991);
                                          began investment career in
                                          1982; B.A., Ohio Wesleyan
                                          University; M.B.A., William and
                                          Mary; Chartered Financial
                                          Analyst.


      Fund Management permits investment and other personnel to purchase and sell securities for their own accounts, subject to a compliance policy governing personal investing. This policy requires Fund Management's personnel to conduct their personal investment activities in a manner that Fund Management believes is not detrimental to the Fund or Fund Management's other advisory clients. See the Statement of Additional Information for more detailed information.

      The Fund pays INVESCO a monthly fee which is based upon a percentage of the Fund's average net assets determined daily. The management fee is computed at the annual rate of ^ 0.75% on the first $500 million of the Fund's average net assets; 0.65% on the next $500 million of the Fund's average net assets; and 0.50% on the average net assets of the Fund in excess of $1 billion. For the fiscal year ended August 31, ^ 1998, the advisory fees paid to ^ INVESCO amounted to ^ 0.58% of the average net assets of the Fund.

      Out of ^ the advisory fee which it receives from the Fund, ^ INVESCO pays ICM, as the ^ Fund's sub-adviser, a monthly fee^ based upon the average daily value of the Fund's net assets. Based upon approval of the Trust's board of trustees at a meeting held May 14, 1998, the calculation of subadvisory fees of the Fund has been changed from 33.33% of the advisory fee (0.25% on the first $500 million of the Fund's average net assets, ^ 0.2167% on the next $500 million of the Fund's average net assets and ^ 0.1667% on the Fund's average net assets in excess of $1 billion ^) to 40% of the advisory fee (0.30% on the first $500 million of the ^ Fund's average net assets, ^ 0.26% on the ^ next $500 million of the ^ Fund's average net assets and ^ 0.20% on the ^ Fund's average net assets in excess of $1 billion). No fee is paid by the Fund to ICM. ^ The Trust also has entered into an Administrative Services Agreement (the "Administrative Agreement") with ^ INVESCO. Pursuant to the Administrative Agreement, INVESCO performs certain administrative, recordkeeping and internal sub-accounting services, including without limitation, maintaining general ledger and capital stock accounts, preparing a daily trial balance, calculating net asset value daily and providing selected general ledger reports and providing sub-accounting and recordkeeping services for shareholder accounts maintained by certain retirement and employee benefit plans for the benefit of participants in such plans. For such services, the Fund pays INVESCO a fee consisting of a base fee of $10,000 per year, plus an additional incremental fee computed at an annual rate ^ of 0.015% per ^ year of the average net assets of the Fund.

      The Fund bears those Trust expenses which are accrued daily that are incurred on its behalf and, in addition, bears a portion of general Trust expenses, allocated based upon the relative net assets of the three Funds of the Trust. Such expenses are generally deducted from the Fund's total income before dividends are paid. Total expenses of the Fund, as a percentage of its average net assets for the fiscal year ended August 31, 1998, including investment advisory fees (but excluding brokerage commissions), were 0.79%.

      The management and custodial services provided to the Fund by INVESCO and the Fund's custodian, and the services provided to shareholders by INVESCO and IDI, depend on the continued functioning of their computer systems. Many computer systems in use today cannot recognize the Year 2000, but will revert to 1900 or 1980 or will cease to function due to the manner in which dates were encoded and are calculated. That failure could have a negative impact on the handling of the Fund's securities trades, its share pricing and its account services. The Fund and its service providers have been actively working on necessary changes to their computer systems to deal with the Year 2000 issue and expect that their computer systems will be adapted before that date, but there can be no assurance that they will be successful. Furthermore, services may be impaired at that time as a result of the interaction of their systems with noncomplying computer systems of others. INVESCO plans to test as many such interactions as practicable prior to December 31, 1999 and to develop contingency plans for reasonably anticipated failures.


      The Declaration of Trust pursuant to which the Trust is organized contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each instrument entered into or executed by the Trust. The Declaration of Trust also provides for indemnification out of the Trust's property for any shareholder held personally liable for any Trust obligation. Thus, the risk of a shareholder being personally liable for obligations of the Trust is limited to the unlikely circumstance in which the Trust itself would be unable to meet its obligations.


      Fund Management places orders for the purchase and sale of portfolio securities with brokers and dealers based upon Fund Management's evaluation of ^ such brokers' and dealers' financial responsibility coupled with ^ their ability to effect transactions at the best available prices. The Fund may place orders for portfolio transactions with qualified ^ brokers and dealers that recommend the Fund or sell shares of the Fund to clients, or act as agent in the purchase of fund shares for clients, if Fund Management believes that the quality of the execution of the transaction and level of commission are comparable to those available from other qualified brokerage firms. For further information, see "Investment Practices - ^ Placement of Portfolio Brokerage" in the Statement of Additional Information.

^


HOW SHARES CAN BE PURCHASED

      Shares of the Fund are sold on a continuous basis by IDI, as the Fund's distributor, at the net asset value per share next calculated after receipt of a purchase order in good form. No sales charge is imposed upon the sale of shares of the Fund. To purchase shares of the Fund, send a check made payable to INVESCO Funds Group, Inc., together with a completed application form, to:


                        INVESCO FUNDS GROUP, INC.
                        Post Office Box 173706
                        Denver, Colorado  80217-3706

      Purchase orders must specify the Fund in which the investment is to be made.

      The minimum initial purchase must be at least $1,000, with subsequent investments of not less than $50, except that: (1) those shareholders establishing an EasiVest or direct payroll purchase account, as described below in the section entitled "Services Provided by the Fund," may open an account without making any initial investment if they agree to make regular, minimum purchases of at least $50; (2) those shareholders investing in an Individual
Retirement Account ("IRA"), or through omnibus accounts where individual shareholder recordkeeping and sub-accounting are not required, may make initial minimum purchases of $250; (3) Fund Management may permit a lesser amount to be invested in the Fund under a federal income tax-deferred retirement plan (other than an IRA), or under a group investment plan qualifying as a sophisticated investor; and (4) Fund Management reserves the right to increase, reduce or waive the minimum purchase requirements in its sole discretion where it determines such action is in the best interests of the Fund. The minimum initial purchase requirement of $1,000, as described above, does not apply to shareholder account(s) in any of the INVESCO funds opened prior to January 1, 1993, and thus is not a minimum balance requirement for those existing accounts. However, for shareholders already having accounts in any of the INVESCO funds, all initial share purchases in a new fund account, including those made using the exchange privilege, must meet the fund's applicable minimum investment requirement.


      The purchase of shares in the Fund can be expedited by placing bank wire, overnight courier or telephone orders. For further information, the purchaser may call the ^ Fund's office by using the telephone number on the back cover of this Prospectus. Orders sent by overnight courier, including Express Mail, should be sent to the street address, not ^ post office box, of INVESCO Funds Group, Inc., 7800 E. Union Avenue, Denver, Colorado 80237.

      Orders to purchase Fund shares can be placed by telephone. Shares of the Fund will be issued at the net asset value next determined after receipt of telephone instructions. Generally, payments for telephone orders must be received by the ^ Fund within three business days or the transaction may be ^ canceled. In the event of such cancellation, the purchaser will be held responsible for any loss resulting from a decline in the value of the shares. In order to avoid such losses, purchasers should send payments for telephone purchases by overnight courier or bank wire. ^ INVESCO has agreed to indemnify the ^ Fund for any losses resulting from the cancellation of telephone purchases.

      If your check does not clear, or if a telephone purchase must be ^ canceled due to nonpayment, you will be responsible for any related loss the Fund or ^ INVESCO incurs. If you are already a shareholder in the INVESCO funds, the Fund has the option to redeem shares from any identically registered account in the Fund or any other INVESCO fund as reimbursement for any loss incurred. You also may be prohibited or restricted from making future purchases in any of the INVESCO funds.

      Persons who invest in the Fund through a securities broker may be charged a commission or transaction fee by the broker for the handling of the transaction if the broker so elects. Any investor may deal directly with the Fund in any transaction. In that event, there is no such charge. ^ IDI or INVESCO may from time to time make payments from ^ their revenues to securities dealers and other financial institutions that provide distribution-related and/or administrative services for the Fund.


      The Fund reserves the right in its sole discretion to reject any order for purchase of its shares (including purchases by exchange) when, in the judgment of Fund Management, such rejection is in the best interest of the Fund.

      Net asset value per share is computed once each day that the New York Stock Exchange is open as of the close of regular trading on that Exchange (generally 4:00 p.m., New York time) and also may be computed on other days under certain circumstances. Net asset value per share for the Fund is calculated by dividing the market value of the Fund's securities plus the value of its other assets (including dividends and interest accrued but not collected), less all liabilities (including accrued expenses), by the number of outstanding shares of the Fund. If market quotations are not readily available, a security will be valued at fair value as determined in good faith by the board of trustees. Debt securities with remaining maturities of 60 days or less at the time of purchase will be valued at amortized cost, absent unusual circumstances, so long as the Trust's board of trustees believes that such value represents fair value.

      Under certain circumstances, the Fund may offer its shares, in lieu of cash payment, for securities to be purchased by the Fund. Such a transaction can benefit the Fund by allowing it to acquire securities for its portfolio without paying brokerage commissions. For the same reason, the transaction also may be beneficial to the party exchanging the securities. The Fund shall not enter into such transactions, however, unless the securities to be exchanged for Fund shares are readily marketable and not restricted as to transfer either by law or liquidity of the market, comply with the investment policies and objectives of the Fund, are of the type and quality which would normally be purchased for the Fund's portfolio, are acquired for investment and not for resale, have a value which is readily ascertainable as evidenced by a listing on the American Stock

Exchange, the New York Stock Exchange or NASDAQ, and are securities which the Fund would otherwise purchase on the open market. The value of Fund shares used to purchase portfolio securities as stated herein will be the net asset value as of the effective time and date of the exchange. The securities to be received by the Fund will be valued in accordance with the same procedure used in valuing the Fund's portfolio securities. Any investor wishing to acquire shares of the Fund in exchange for securities should contact either the president or the secretary of the Trust at the address or telephone number shown on the back cover ^ of this Prospectus.

      Distribution Expenses. The Fund is authorized under a Plan and Agreement of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan") to use its assets to finance certain activities relating to the distribution of its shares to investors. The Plan applies to New Assets (new sales of shares, exchanges into the Fund and reinvestments of dividends and capital gains distributions) of the Fund on or after June 1, 1998. Under the Plan, monthly payments may be made by the Fund to IDI to permit IDI, at its discretion, to engage in certain activities and provide certain services approved by the board of trustees of the Trust in connection with the distribution of the Fund's shares to investors. These activities and services may include the payment of compensation (including incentive compensation and/or continuing compensation based on the amount of customer assets maintained in the
Fund) to securities dealers and other financial institutions and organizations, which may include INVESCO- and IDI-affiliated companies, to obtain various distribution-related and/or administrative services for the Fund. Such services may include, among other things, processing new shareholder account applications, preparing and transmitting to the Fund's Transfer Agent computer processable tapes of all transactions by customers, and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund.

      In  addition,   other   permissible   activities   and  services   include
advertising, preparation, printing and distribution of sales literature, printing and distribution of prospectuses to prospective investors, and such other services and promotional activities for the Fund as may from time to time be agreed upon by the Trust and its board of trustees, including public relations efforts and marketing programs to communicate with investors and prospective investors. These services and activities may be conducted by the staff of INVESCO, IDI or their affiliates or by third parties.

      Under the Plan, the Fund's payments to IDI are limited to an amount computed at an annual rate of 0.25% of the Fund's average net New Assets. IDI is not entitled to payment for overhead expenses under the Plan, but may be paid for all or a portion of the compensation paid for salaries and other employee benefits for the personnel of INVESCO or IDI whose primary responsibilities involve marketing shares of the INVESCO mutual funds, including the Fund.

Payment amounts by the Fund under the Plan, for any month, may be made to compensate IDI for permissible activities engaged in and services provided by IDI during the rolling 12-month period in which that month falls. Therefore, any obligations incurred by IDI in excess of the limitations described above will not be paid by the Fund and will be borne by IDI. In addition, IDI and its affiliates may from time to time make additional payments from their revenues to securities dealers, financial advisers and financial institutions that provide distribution-related and/or administrative services for the Fund. No further payments will be made by the Fund under the Plan in the event of the Plan's termination. Payments made by the Fund may not be used to finance directly the distribution of shares of any other fund of the Trust or other mutual funds advised by INVESCO and distributed by IDI. However, payments received by IDI which are not used to finance the distribution of shares of the Fund become part of IDI's revenues and may be used by IDI for activities that promote distribution of any of the mutual funds advised by INVESCO. Subject to review by the Trust's trustees, payments made by the Fund under the Plan for compensation of marketing personnel, as noted above, are based on an allocation formula designed to ensure that all such payments are appropriate. IDI will bear any distribution- and service-related expenses in excess of the amounts which are compensated pursuant to the Plan. The Plan also authorizes any financing of distribution which may result from INVESCO's or IDI's use of fees received from the Fund for services rendered by INVESCO, provided that such fees are legitimate and not excessive. For more information, see "How Shares Can Be Purchased - Distribution Plan" in the Statement of Additional Information.

SERVICES PROVIDED BY THE ^ FUND

      Shareholder Accounts. ^ INVESCO maintains a share account that reflects the current holdings of each shareholder. A separate account will be maintained for a shareholder for each Fund in which the shareholder invests. As a business trust, the Trust does not issue share certificates. Each shareholder is sent a detailed confirmation of each transaction in shares of the Trust. Shareholders whose only transactions are through the EasiVest, direct payroll purchase, automatic monthly exchange or periodic withdrawal programs, or are reinvestments of dividends or capital gains in the same or another fund, will receive confirmations of those transactions on their quarterly statements. These programs are discussed below. For information regarding a shareholder's account and transactions, the shareholder may call ^ INVESCO by using the telephone number on the back cover of this Prospectus.

      Reinvestment of Distributions. Dividends and other distributions are automatically reinvested in additional shares of the Fund at the net asset value per share of the Fund in effect on the ex-dividend or ex-distribution date. A shareholder may, however, elect to reinvest dividends and other distributions in certain of the other no-load mutual funds advised by ^ INVESCO and distributed by IDI, or to receive payment of all dividends and other distributions in excess of $10.00 by check by giving written notice to ^ INVESCO at least two weeks prior to the record date on which the change is to take effect. Further information concerning these options can be obtained by contacting ^ INVESCO.

      Periodic Withdrawal Plan. A Periodic Withdrawal Plan is available to shareholders who own or purchase shares of any mutual funds advised by ^ INVESCO having a total value of $10,000 or more; provided, however, that at the time the Plan is established, the shareholder owns shares having a value of at least $5,000 in the fund from which the withdrawals will be made. Under the Periodic Withdrawal Plan, ^ INVESCO, as agent, will make specified monthly or quarterly payments of any amount selected (minimum payment of $100) to the party designated by the shareholder. Notice of all changes concerning the Periodic Withdrawal Plan must be received by ^ INVESCO at least two weeks prior to the next scheduled check. Further information regarding the Periodic Withdrawal Plan and its requirements and tax consequences can be obtained by contacting ^ INVESCO.

     Exchange Policy. Shares of the Fund may be exchanged for shares of any other fund of the Trust, as well as for shares of any of the following other no-load mutual funds, which are also advised and distributed by INVESCO, on the basis of their respective net asset values at the time of the exchange: INVESCO Bond Funds, Inc. (formerly, INVESCO Income Funds, Inc.), INVESCO Combination Stock and Bond Funds, Inc. (formerly, INVESCO Flexible Funds, Inc.), INVESCO
Diversified Funds, Inc., INVESCO Emerging Opportunity Funds, Inc.^, INVESCO Growth Funds, Inc., INVESCO Industrial Income Fund, Inc., INVESCO International Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO ^ Sector Funds, Inc. (formerly, INVESCO Strategic Portfolios, Inc.), INVESCO Specialty Funds, Inc., INVESCO ^ Stock Funds, Inc. (formerly, INVESCO Equity Funds, Inc.) and INVESCO Tax-Free Income Funds, Inc.

     An exchange involves the redemption of shares in the Fund and investment of the redemption proceeds in shares of another fund of the Trust or in shares of one of the funds listed above. Exchanges will be made at the net asset value per share next determined after receipt of an exchange request in proper order. Any gain or loss realized on such an exchange is recognizable for federal income tax purposes by the shareholder. Exchange requests may be made either by telephone or by written request to ^ INVESCO, using the telephone number or address on the back cover of this Prospectus. Exchanges made by telephone must be in the amount of at least $250 if the exchange is being made into an existing account of one of the INVESCO funds. All exchanges that establish a new account must meet the fund's applicable minimum initial investment requirements. Written exchange requests into an existing account have no minimum requirements other than the ^ Fund's applicable minimum subsequent investment requirements.

     The option to exchange Fund shares by telephone is available to shareholders automatically unless expressly declined. By signing the new account Application or a Telephone Transaction Authorization Form or otherwise utilizing the telephone exchange, the investor has agreed that the Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. The Fund employs procedures, which it believes are reasonable, designed to confirm that exchange transactions are genuine. These may include recording telephone instructions and providing written confirmations of exchange transactions. As a result of this policy, the investor may bear the risk of any loss due to unauthorized or fraudulent instructions; provided, however, that if the Fund fails to follow these or other reasonable procedures, the Fund may be liable.


      In order to prevent abuse of this policy to the disadvantage of other shareholders, the Fund reserves the right to temporarily or permanently terminate the exchange option of any shareholder who requests more than four exchanges in a year, or at any time the Fund determines the actions of the shareholder are detrimental to Fund performance and shareholders. The Fund will determine whether to do so based on a consideration of both the number of exchanges any particular shareholder or group of shareholders has requested and the time period over which those exchange requests have been made, together with the level of expense to the Fund which will result from effecting additional exchange requests. The exchange policy also may be modified or terminated at any time. Except ^ in unusual circumstances where redemptions of the exchanged security are suspended under Section 22(e) of the 1940 Act, or where sales of the fund into which the shareholder is exchanging are temporarily ^ suspended, notice of all such modifications ^ to the policy or terminations that would affect all Fund shareholders will be given at least 60 days prior to the date of ^ the change in policy.

      Before making an exchange, the shareholder should review the prospectuses of the funds involved and consider their differences. Shareholders interested in exercising the exchange option may contact ^ INVESCO for information concerning their particular exchanges.

      Automatic Monthly Exchange. Shareholders who have accounts in any one or more of the mutual funds distributed by IDI may arrange for a fixed dollar amount of their fund shares to be automatically exchanged for shares of any other INVESCO mutual fund listed under "Exchange Policy" on a monthly basis, subject to the Fund's minimum initial investment or subsequent investment requirements. This automatic exchange program can be changed by the shareholder at any time by notifying ^ INVESCO at least two weeks prior to the date the change is to be made. Further information regarding this service can be obtained by contacting ^ INVESCO.


      EasiVest. For shareholders who want to maintain a schedule of monthly investments, EasiVest uses various methods to draw a preauthorized amount from the shareholder's bank account to purchase Fund shares. This automatic investment program can be changed by the shareholder at any time by ^ contacting INVESCO at least two weeks prior to the date the change is to be made. Further information regarding this service can be obtained by contacting ^ INVESCO.

      Direct Payroll Purchase. Shareholders may elect to have their employers make automatic purchases of Fund shares for them by deducting a specified amount from their regular paychecks. This automatic investment program can be modified or terminated at any time by the shareholder by notifying the employer. Further information regarding this service can be obtained by contacting ^ INVESCO.


      Tax-Deferred Retirement Plans. Shares of the Fund may be purchased for self-employed individual retirement plans, various IRAs, simplified employee pension plans and corporate retirement plans. In addition, shares can be used to fund tax qualified plans established under Section 403(b) of the Internal Revenue Code by educational institutions, including public school systems and private schools, and certain kinds of non-profit organizations, which provide deferred compensation arrangements for their employees.


      Prototype forms for the establishment of these various plans including, where applicable, disclosure statements required by the Internal Revenue Service, are available from ^ INVESCO. Institutional Trust Company doing business as INVESCO Trust Company, ^ an affiliate of ^ INVESCO, is qualified to serve as trustee or custodian under these plans and provides the required services at competitive rates. Retirement plans (other than IRAs) receive monthly statements reflecting all transactions in their Fund accounts. IRAs receive the confirmations and quarterly statements described under "Shareholder Accounts." For complete information, including prototype forms and service charges, call IDI at the telephone number listed on the back cover of this Prospectus or send a written request to: Retirement Services, INVESCO Funds Group, Inc., Post Office Box 173706, Denver, Colorado 80217-3706.

HOW TO REDEEM SHARES


      Shares of the Fund may be redeemed at any time at their current net asset value next determined after a request in proper form is received at the ^ Fund's office. Redemption requests sent by overnight courier, including Express Mail, should be sent to the street address, not ^ post office box, of INVESCO Funds Group, Inc. at 7800 E. Union Avenue, Denver, CO 80237. (See "How Shares Can Be Purchased.") Net asset value per share of the Fund at the time of the redemption may be more or less than the price originally paid to purchase shares, depending primarily upon the Fund's investment performance.

      In order to redeem shares, a written redemption request signed by each registered owner of the account may be submitted to ^ INVESCO at the address noted above. If shares are held in the name of a corporation, additional documentation may be necessary. Call or write for specific information. If payment for the redeemed shares is to be made to someone other than the registered owner(s), the signature(s) must be guaranteed by a financial institution which qualifies as an eligible guarantor institution. Redemption procedures with respect to accounts registered in the names of broker-dealers may differ from those applicable to other shareholders.


      Be careful to specify the account from which the redemption is to be made. Shareholders have a separate account for each fund in which they invest.

      Payment of redemption proceeds will be mailed within seven days following receipt of the required documents. However, payment may be postponed under unusual circumstances, such as when normal trading is not taking place on the New York Stock Exchange or when an emergency as defined by the Securities and Exchange Commission exists. If the shares to be redeemed were purchased by check and that check has not yet cleared, payment will be made promptly upon clearance of the purchase check (which will take up to 15 days).


      If a shareholder participates in EasiVest, the Fund's automatic monthly investment program, and redeems all of the shares in a Fund account, ^ INVESCO will terminate any EasiVest purchases unless otherwise instructed by the shareholder.

      Because of the high relative costs of handling small accounts, should the value of any shareholder's account fall below $250 as a result of shareholder action, the ^ Fund reserves the right to effect the involuntary redemption of all shares in such account, in which case the account would be liquidated and the proceeds forwarded to the shareholder. Prior to any such redemption, a shareholder will be notified and given 60 days to increase the value of the account to $250 or more.


     Fund shareholders (other than shareholders holding Fund shares in accounts of IRA plans) may request expedited redemption of shares having a minimum value of $250 (or redemption of all shares if their value is less than $250) held in accounts maintained in their name by telephoning redemption instructions to ^ INVESCO, using the telephone number on the back cover of this Prospectus.

      ^ At the shareholder's option, the redemption proceeds either will be mailed to the address listed for the shareholder's Fund account, or wired (minimum of $1,000) or mailed to the bank which the shareholder has designated to receive the proceeds of telephone redemptions. Unless INVESCO permits a longer redemption request to be placed by telephone, a shareholder may not place a redemption request by telephone in excess of $25,000. These telephone redemption privileges may be modified or terminated in the future at the discretion of INVESCO. For ITC sponsored federal income tax-deferred retirement plans, the term "shareholders" is defined to mean plan trustees that file a written request to be able to redeem Fund shares by telephone. ^ Shareholders should understand that while the Fund will attempt to process all telephone redemption requests on an expedited basis, there may be times, particularly in periods of severe economic or market disruption, when (a) they may encounter difficulty in placing a telephone redemption request, and (b) processing telephone redemptions will require up to seven days following receipt of the redemption request, or additional time because of the unusual circumstances set forth above.

      ^ Redeeming Fund shares by telephone is available to shareholders automatically unless expressly declined. By signing a new account Application ^, a Telephone Transaction Authorization Form or otherwise utilizing ^ telephone redemption ^ privileges, the shareholder has agreed that the Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. The Fund employs procedures, which it believes are reasonable, designed to confirm that telephone instructions are genuine. These may include recording telephone instructions and providing written confirmations of transactions initiated by telephone. As a result of this policy, the investor may bear the risk of any loss due to unauthorized or fraudulent instructions; provided, however, that if the Fund fails to follow these or other reasonable procedures, the Fund may be liable.


TAXES, DIVIDENDS AND OTHER DISTRIBUTIONS


      Taxes. The Fund intends to distribute to shareholders substantially all of its net investment income, net capital gains and net gains from certain foreign currency transactions, if any^. Distribution of all net investment income to shareholders allows the Fund to maintain its tax status as a regulated investment company. ^ The Fund does not expect to pay any federal income or excise taxes because of its tax status as a regulated investment company.

     Shareholders^ must include all dividends and other distributions in taxable income for federal, state and local income tax purposes, unless their accounts are exempt from income taxes. Dividends and other distributions are taxable whether they are received in cash or automatically reinvested in shares of either the Fund or another fund in the INVESCO group.

      Net realized capital gains of the Fund are classified as short-term and long-term gains depending upon how long the Fund held the security that gave rise to the gains. Short-term capital gains are included in income from dividends and interest as ordinary income and are taxed at the taxpayer's marginal tax rate. ^ During 1997, the Taxpayer Relief Act ^ established a new maximum capital gains tax rate of 20%. Depending on the holding period of the asset giving rise to the gain, a capital gain was taxable at a maximum rate of either 20% or 28%. Beginning January 1, 1998, all long-term gains realized on the sale of securities held for more than ^ 12 months will be taxable at a maximum rate of 20%. In addition, legislation signed in October 1998 provides that all capital gain distributions from a mutual fund paid to shareholders during 1998 will be taxed at a maximum rate of 20%. Accordingly, all capital gain distributions paid in 1998 will be taxable at a maximum rate of 20%. At the end of each year, information regarding the tax status of dividends and other distributions is provided to shareholders. Shareholders should consult their tax advisers as to the effect of ^ distributions by the Fund ^.

      Shareholders ^ may realize capital gains or losses when they sell their Fund shares at more or less than the price originally paid. Capital gain on shares held for more than one year will be long-term capital gain, in which event it will be subject to federal income tax at the rates indicated above.

      The Fund may be subject to withholding of foreign taxes on dividends or interest ^ it receives on foreign securities. Foreign taxes withheld will be treated as an expense of the Fund.

      Individuals and certain other non-corporate shareholders may be subject to backup withholding of 31% on dividends, capital gain and other distributions and redemption proceeds. ^ Shareholders can avoid backup withholding on ^ their Fund ^ accounts by ensuring that ^ INVESCO has a correct, certified tax identification number.

     ^ Shareholders should consult a tax adviser with respect to these matters. For further information see "Dividends, Other Distributions ^ And Taxes" in the Statement of Additional Information.




     Dividends and Other Distributions. The Fund earns ordinary or net investment income in the form of interest and dividends ^ on its investments. Dividends paid by the Fund will be based solely on ^ net investment income earned by it. The Fund's policy is to distribute substantially all of this income, less ^ expenses, to shareholders. Dividends from net investment income are paid on a quarterly basis, at the end of November, February, May and August, at the discretion of the Trust's ^ board of ^ trustees. Dividends are automatically reinvested in additional shares of the Fund at the net asset value on the payable date unless otherwise requested.


      In addition, the Fund realizes capital gains and losses when it sells securities or derivatives for more or less than it paid. If total gains on sales exceed total losses (including losses carried forward from previous years), the Fund has a net realized capital gain. Net realized capital gains, if any, together with gains^ realized on foreign currency transactions, if any, are distributed to shareholders at least annually, usually in December. Capital gain distributions are automatically reinvested in additional shares of the Fund at the net asset value on the payable date unless otherwise requested.

      Dividends and other distributions are paid to ^ shareholders on the record date of distribution regardless of how long the Fund shares have been held by the shareholder. The Fund's share price will then drop by the amount of the distribution on the ex-dividend or ex-distribution date. If a shareholder purchases shares immediately prior to the distribution, the shareholder will, in effect, have "bought" the distribution by paying the full purchase price, a portion of which is then returned in the form of a taxable distribution.


ADDITIONAL INFORMATION


      Voting Rights. All shares of the ^ Fund have equal voting rights^ based on one vote for each share owned and a corresponding fractional vote for each fractional share owned. Voting with respect to certain matters, such as ratification of independent accountants and the election of trustees, will be by all funds of the Trust voting together. In other cases, such as voting upon the investment advisory contract for the individual funds, voting is on a fund-by-fund basis. To the extent permitted by law, when not all funds are affected by a matter to be voted upon, only shareholders of the fund or funds affected by the matter will be entitled to vote thereon. The Trust is not generally required and does not expect, to hold regular annual meetings of shareholders. However, the board of trustees will call such special meetings of shareholders for the purpose, among other reasons, of voting the question of removal of a trustee or trustees when requested to do so in writing by the holders of 10% or more of the outstanding shares of the ^ Fund or as may be required by applicable law or the Trust's Declaration of Trust. The Trust will assist shareholders in communicating with other shareholders as required by the 1940 Act. Trustees may be removed by action of the holders of two-thirds of the outstanding shares of the Trust.


     Shareholder Inquiries. All inquiries regarding the Fund should be directed to the Trust at the telephone number or mailing address set forth on the cover page of this Prospectus.

     Transfer and Dividend Disbursing Agent. INVESCO ^, 7800 E. Union Avenue, Denver, Colorado 80237, acts as registrar, transfer agent and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement which provides that the Fund will pay an annual fee of $20.00 per shareholder account or, where applicable, per participant in an omnibus account. The transfer agency fee is not charged to each shareholder's or participant's account but is an expense of the Fund to be paid from the Fund's assets. Registered broker-dealers, third party administrators of tax-qualified retirement plans and other entities, including affiliates of ^ INVESCO, may provide sub-transfer agency services to the Fund which reduce or eliminate the need for identical services to be provided on behalf of the Fund by ^ INVESCO. In such cases, ^ INVESCO may pay the third party an annual sub-transfer agency or recordkeeping fee out of the transfer agency fee which is paid to ^ INVESCO by the Fund.

                                          INVESCO VALUE TRUST

                                          INVESCO Total Return Fund

                                          PROSPECTUS
                                          January 1, ^ 1999

INVESCO ^ FUNDS

INVESCO Distributors, ^ Inc.(SM)
Distributor

Post Office Box 173706
Denver, Colorado  80217-3706

1-800-525-8085
PAL(R): 1-800-424-8085
http://www.invesco.com

In Denver, visit one of our
convenient Investor Centers:


Cherry Creek
155-B Fillmore Street;
Denver Tech Center
7800 East Union Avenue
Lobby Level

In addition, all documents                You should know what
filed by the Trust with the               INVESCO knows.(TM)
Securities and Exchange
Commission ^ can be located on            INVESCO Funds
a web site ^ maintained by the
Commission at
http://www.sec.gov.

STATEMENT OF ADDITIONAL INFORMATION
January 1, ^ 1999


                              INVESCO VALUE TRUST

                   INVESCO Intermediate Government Bond Fund
                           INVESCO Total Return Fund
                           INVESCO Value Equity Fund


Address:                                  Mailing Address:

7800 E. Union Avenue                      Post Office Box 173706
Denver, Colorado  80237                   Denver, Colorado  80217-3706

                                  Telephone:
                      In continental U.S., 1-800/525-8085


      INVESCO VALUE TRUST (the "Trust"), is an open-end management investment company organized in series form in which all of the Funds seek to provide investors with a high total return on investment through capital appreciation and current income. Each of the Trust's three individual funds (collectively, the "Funds") has separate investment policies. Investors may purchase shares of any or all Funds. The following Funds are available:

^
      INVESCO INTERMEDIATE GOVERNMENT BOND Fund (the "Intermediate Government Bond Fund")
      INVESCO TOTAL RETURN Fund (the "Total  Return Fund")
      INVESCO VALUE EQUITY Fund (the "Value Equity Fund")


      Additional Funds may be offered in the future.


      Prospectuses for the Funds dated January 1, ^ 1999, which provide the basic information you should know before investing in a Fund, may be obtained without charge from INVESCO Distributors, Inc., Post Office Box 173706, Denver, Colorado 80217-3706. This Statement of Additional Information is not a prospectus but contains information in addition to and more detailed than that set forth in each Prospectus. It is intended to provide additional information regarding the activities and operations of the Trust and should be read in conjunction with the ^ Prospectuses.


Investment Adviser: INVESCO FUNDS GROUP, INC.
Distributor: INVESCO DISTRIBUTORS, INC.

TABLE OF CONTENTS
                                                                          Page
                                                                          ----

INVESTMENT POLICIES AND RESTRICTIONS                                        94

THE ^ FUNDS AND ^ THEIR MANAGEMENT                                         105

HOW SHARES CAN BE PURCHASED                                                119

HOW SHARES ARE VALUED                                                      123

^ FUND PERFORMANCE                                                         124

SERVICES PROVIDED BY THE TRUST                                             126

TAX-DEFERRED RETIREMENT PLANS                                              127

HOW TO REDEEM SHARES                                                       127

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES                                   128

INVESTMENT PRACTICES                                                       131

ADDITIONAL INFORMATION                                                     134

APPENDIX A                                                                 138

APPENDIX B                                                                 140

INVESTMENT POLICIES AND RESTRICTIONS

      Reference is made to the section entitled "Investment Objectives And Policies" in the Prospectuses for a discussion of the investment objectives and policies of the Funds. In addition, set forth below is further information relating to the INVESCO Value Equity, Intermediate Government Bond and Total Return Funds.


      Loans of Portfolio Securities. As ^ discussed in the section entitled "Risk Factors" in the Prospectuses, all of the Funds may lend their portfolio securities to brokers, dealers, and other financial institutions, provided that such loans are callable at any time by the Funds and are at all times secured by collateral held by the Funds' custodian consisting of cash or securities issued or guaranteed by the United States Government or its agencies, or any combination thereof, equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that such a Fund continues to earn income on the loaned securities, while at the same time receiving interest from the borrower of the securities. Loans will be made only to firms deemed by the adviser or sub-adviser (collectively, "Fund Management"), under procedures established by the Trust's Board of Trustees, to be creditworthy and when the amount of interest to be received justifies the inherent risks. A loan may be terminated by the borrower on one business day's notice, or by such Fund at any time. If at any time the borrower fails to maintain the required amount of collateral (at least 100% of the market value of the borrowed securities), the Fund will require the deposit of additional collateral not later than the business day following the day on which a collateral deficiency occurs or the collateral appears inadequate. If the deficiency is not remedied by the end of that period, such Fund will use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. Upon termination of the loan, the borrower is required to return the securities to such Fund. Any gain or loss during the loan period would inure to such Fund.

      Futures and Options on Futures. As ^ discussed in the Value Equity and Total Return Funds' Prospectuses, the Value Equity and Total Return Funds may enter into futures contracts, and purchase and sell ("write") options to buy or sell futures contracts. The Funds will comply with and adhere to all limitations in the manner and extent to which it effects transactions in futures and options on such futures currently imposed by the rules and policy guidelines of the Commodity Futures Trading Commission ("CFTC") as conditions for exemption of a mutual fund, or investment advisers thereto, from registration as a commodity pool operator. No Fund will, as to any positions, whether long, short or a combination thereof, enter into futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its assets after taking into account unrealized profits and losses on options it has entered into. In the case of an option that is "in-the-money," as defined in the Commodity Exchange Act (the "CEA"), the in-the-money amount may be excluded in computing such 5%. (In general a call option on a future is "in-the-money" if the value of the future exceeds the exercise ("strike") price of the call; a put option on a future is "in-the-money" if the value of the future which is the subject of the put is exceeded by the strike price of the put.) Each Fund may use futures and options thereon solely for bona fide hedging or for other non-speculative purposes within the meaning and intent of the applicable provisions of the CEA.

      Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Instead, the Fund will be required to deposit in its segregated asset account an amount of cash or qualifying securities (currently U.S. Treasury bills), currently in a minimum amount of $15,000. This is called "initial margin." Such initial margin is in the nature of a performance bond or good faith deposit on the contract. However, since losses on open contracts are required to be reflected in cash in the form of variation margin payments, a Fund may be required to make additional payments during the term of the contracts to its broker. Such payments would be required, for example, where, during the term of an interest rate futures contract purchased by a Fund, there was a general increase in interest rates, thereby making such Fund's portfolio securities less valuable. In all instances involving the purchase of futures contracts by a Fund, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the futures contracts, will be deposited in a segregated account with such Fund's custodian to collateralize the position. At any time prior to the expiration of a futures contract, a Fund may elect to close its position by taking an opposite position which will operate to terminate its position in the futures contract. For a more complete discussion of the risks involved in futures and options on futures and other securities, refer to Appendix B ("Description of Futures, Options and Forward Contracts").

      Where futures are purchased to hedge against a possible increase in the price of a security before a Fund is able in an orderly fashion to invest in the security, it is possible that the market may decline instead. If the Fund, as a result, concluded not to make the planned investment at that time because of concern as to possible further market decline or for other reasons, the Fund would realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

      In addition to the possibility that there may be an imperfect correlation or no correlation at all between movements in the futures contracts and the portion of the portfolio being hedged, the price of futures may not correlate perfectly with movements in the prices due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between underlying instruments and the value of the futures contract. Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by speculators in the futures market. Such increased participation may also cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in the underlying instrument and movements in the prices of futures contracts, the value of futures contracts as a hedging device may be reduced.

      In addition, if a Fund has insufficient available cash, it may at times have to sell securities to meet variation margin requirements. Such sales may have to be effected at a time when it may be disadvantageous to do so.


      Forward Foreign Currency Contracts. The Value Equity and Total Return Funds may enter into forward currency contracts to purchase or sell foreign currencies (i.e., non-U.S. currencies) ("forward contracts") as a hedge against possible variations in foreign exchange rates. A forward ^ contract is an agreement between the contracting parties to exchange an amount of currency at some future time at an agreed upon rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. A forward contract generally has no deposit requirement, and such transactions do not involve commissions. By entering into a forward contract for the purchase or sale of the amount of foreign currency invested in a foreign security transaction, a Fund can hedge against possible variations in the value of the dollar versus the subject currency either between the date the foreign security is purchased or sold and the date on which payment is made or received or during the time the Fund holds the foreign security. Hedging against a decline in the value of a currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions preclude the opportunity for gain if the value of the hedged currency should rise. The Funds will not speculate in forward contracts. The Funds will not attempt to hedge all of their non-U.S. portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by their investment adviser. The Funds will not enter into forward contracts for a term of more than one year. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to ^ a Fund's limitation on investing in illiquid securities, discussed in ^ its Prospectus.


      Real Estate Investment Trusts. Although they are not permitted to invest in real estate directly, the Funds may invest in real estate investment trusts ("REITs"). A REIT is a trust which sells shares to investors and uses the proceeds to invest in real estate or interests in real estate.

      The Total Return and Value Equity Funds have adopted a policy which permits each Fund to write, purchase or sell put and call options on individual securities, securities indexes and currencies, or financial futures or options on financial futures, or undertake forward currency contracts. The following subsections entitled "Put and Call Options," "Futures and Options on Futures" and "Options on Futures Contracts" apply only to the Total Return and Value Equity Funds.

      Put and Call Options. An option on a security provides the purchaser, or "holder," with the right, but not the obligation, to purchase in the case of a "call" option or sell in the case of a "put" option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although the entire amount may be lost. The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered," which is generally accomplished through the writer's ownership of the underlying security in the case of a call option, or the writer's segregation of an amount of cash or securities equal to the exercise price in the case of a put option. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

      Upon exercise of the option, the holder is required to pay the purchase price of the underlying security in the case of a call option or to deliver the security in return for the purchase price in the case of a put option. Conversely, the writer is required to deliver the security in the case of a call option or to purchase the security in the case of a put option. Options on securities which have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

      Options on securities are traded on national securities exchanges, such as the Chicago Board of Options Exchange and the New York Stock Exchange, which are regulated by the Securities and Exchange Commission. The Options Clearing Corporation guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. A holder or writer may engage in transactions in exchange-traded options on securities and options on indices of securities only through a registered broker/dealer which is a member of the exchange on which the option is traded.

      An option position in an exchange-traded option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option at any particular time. In such event it might not be possible to effect closing transactions in a particular option with the result that a Fund would have to exercise the option in order to realize any profit. This would result in a Fund's incurring brokerage commissions upon the disposition of underlying securities acquired through the exercise of a call option or upon the purchase of underlying securities upon the exercise of a put option. If a Fund as covered call option writer is unable to effect a closing purchase transaction in a secondary market, unless a Fund is required to deliver the securities pursuant to the assignment of an exercise notice, it will not be able to sell the underlying security until the option expires.

      Reasons for the potential absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or particular class or series of options) in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange which had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at a particular time, render certain of the facilities of any of the clearing corporations inadequate and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. However, the Options Clearing Corporation, based on forecasts provided by the U.S. exchanges, believes that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and such exchanges have advised such clearing corporation that they believe their facilities will also be adequate to handle reasonably anticipated volume. For a more complete discussion of the risks involved in futures and options on futures and other securities, refer to Appendix B ("Description of Futures, Options and Forward Contracts").

      Futures and Options on Futures. As described in the Funds' Prospectuses, each Fund may enter into futures contracts and purchase and sell ("write") options to buy or sell futures contracts. Each Fund will comply with and adhere to all limitations in the manner and extent to which it effects transactions in futures and options on such futures currently imposed by the rules and policy
guidelines  of  the  Commodity  Futures  Trading  Commission   ("CFTC")  as
conditions for exemption of a mutual fund, or investment advisers thereto, from registration as a commodity pool operator. No Fund will, as to any positions, whether long, short or a combination thereof, enter into futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its assets after taking into account unrealized profits and losses on options it has entered into. In the case of an option that is "in-the-money," as defined in the commodity Exchange Act (the "CEA"), the in-the-money amount may be excluded in computing such 5%. (In general a call option on a future is "in-the-money" if the value of the future exceeds the exercise ("strike") price of the call; a put option on a future is "in-the-money" if the value of the future which is the subject of the put is exceeded by the strike price of the put.) Each Fund may use futures and options thereon solely for bona fide hedging or for other non-speculative purposes within the meaning and intent of the applicable provisions of the CEA.

      Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Instead, a Fund will be required to deposit in its segregated asset account an amount of cash or qualifying securities (currently U.S. Treasury bills). This is called "initial margin." Such initial margin is in the nature of a performance bond or good faith deposit on the contract. However, since losses on open contracts are required to be reflected in cash in the form of variation margin payments, a Fund may be required to make additional payments during the term of the contracts to its broker. Such payments would be required, for example, where, during the term of an interest rate futures contract purchased by a Fund, there was a general increase in interest rates, thereby making such Fund's portfolio securities less valuable. In all instances involving the purchase of futures contracts by a Fund, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the futures contracts, will be deposited in a segregated account with such Fund's custodian to collateralize the position. At any time prior to the expiration of a futures contract, a Fund may elect to close its position by taking an opposite position which will operate to terminate its position in the futures contract.

      Where futures are purchased to hedge against a possible increase in the price of a security before a fund is able in an orderly fashion to invest in the security, it is possible that the market may decline instead. If the Fund, as a result, concluded not to make the planned investment at that time because of concern as to possible further market decline or for other reasons, the Fund would realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

     In addition to the possibility that there may be an imperfect correlation or no correlation at all between movements in the futures contracts and the portion of the portfolio being hedged, the price of futures may not correlate perfectly with movements in the prices due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between underlying instruments and the value of the futures contract. Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by speculators in the futures market. Such increased participation may also cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in the underlying instrument and movements in the prices of futures contracts, the value of futures contracts as a hedging device may be reduced.

      In addition, if a Fund has insufficient available cash, it may at times have to sell securities to meet variation margin requirements. Such sales may have to be effected at a time when it may be disadvantageous to do so.

      Options on Futures Contracts. The Value Equity and Total Return Funds may buy and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

      The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in such Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund is considering buying. If a call or put option which a Fund has written is exercised, such Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of the futures positions, a Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

      The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put option on portfolio securities. For example, a Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices.

      The amount of risk a Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be reflected fully in the value of the options bought.

      For a more complete discussion of the risks involved in futures and options on futures and other securities, refer to Appendix B ("Description of Futures, Options and Forward Contracts").


      Investment Restrictions. As ^ discussed in the section of each Fund's Prospectus entitled "Investment Policies and Risks", the Funds are subject to certain investment restrictions. ^ For purposes of the following investment restrictions, all percentage limitations apply immediately after a purchase or initial investment. Any subsequent change in a particular percentage resulting from fluctuations in value does not require elimination of any security from the Fund.

      The following restrictions are fundamental and may not be changed with respect to a particular Fund without the prior approval of the holders of a majority, as defined in the Investment Company Act of 1940 (the "1940 Act"), of the outstanding voting securities of that Fund. Each Fund, unless otherwise indicated, may not:


               (1) Other than investments by the Funds, including the INVESCO Intermediate Government Bond Fund, in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, invest in the securities of issuers conducting their principal business activities in the same industry (investments in obligations issued by a foreign government, including the agencies or instrumentalities of a foreign government, are considered to be investments in a single industry), if immediately after such investment the value of a Fund's investments in such industry would exceed 25% of the value of such Fund's total assets;


               (2) ^ With respect to the total assets of the Intermediate Government Bond Fund and the Value Equity Fund and with respect to seventy-five percent (75%) of the Total Return

                    Fund's total assets, purchase the securities of any one issuer^ (except cash items and "government issuers" as defined under the 1940 Act), if the purchase would cause a Fund to have more than 5% of the value of ^ its total assets^ invested in the securities of such issuer or to own more than 10% of ^ the outstanding voting securities
                    ^ of such ^ issuer.


               (3) Underwrite securities of other issuers, except insofar as it may technically be deemed an "underwriter" under the Securities Act of 1933, as amended, in connection with the disposition of a Fund's portfolio securities.

               (4) Invest in companies for the purpose of exercising control or management.

               (5) Issue any class of senior securities or borrow money, except borrowings from banks for temporary or emergency purposes
                    (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of a Fund's total assets at the time the borrowing is made.

               (6) Mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held except to an extent not greater than 5% of the value of a Fund's total assets.

               (7) Sell short, except the Value Equity and Total Return Funds may purchase or sell options or futures, or write, purchase or sell puts and calls.

               (8) Buy on margin, except the Value Equity and Total Return Funds may purchase or sell options or futures, or write, purchase or sell puts and calls.

               (9) Purchase or sell real estate or interests in real estate (except for the Total Return and Value Equity Funds). Each of the Funds may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

               (10) Buy or sell commodities  contracts (however the Value Equity and Total Return Funds may purchase securities of companies which invest in the foregoing). This restriction shall not prevent the Value Equity and Total Return Funds from purchasing or selling options on individual securities, security indexes, and currencies or financial futures or options on financial futures, or undertaking forward currency contracts. The Intermediate Government Bond Fund may enter into interest rate futures contracts if immediately after such a commitment the sum of the then aggregate futures market prices of financial instruments required to be delivered under open futures contract sales
                    and the aggregate purchase prices under futures   contract
                    purchases would not exceed 30% of the Intermediate Government Bond Fund's total assets.

               (11) Make  loans  to  other  persons,  provided  that a Fund  may purchase debt obligations consistent with its investment objectives and policies and the INVESCO Value Equity, Intermediate Government Bond, and Total Return Funds may lend limited amounts (not to exceed 10% of their total assets) of their portfolio securities to broker-dealers or other institutional investors.

               (12) Purchase securities of other investment companies except (i)
                    in connection with a merger, consolidation, acquisition or reorganization, or (ii) by purchase in the open market of securities of other investment companies involving only customary brokers' commissions and only if immediately thereafter (i) no more than 3% of the voting securities of any one investment company are owned by such a Fund, (ii) no more than 5% of the value of the total assets of such a Fund would be invested in any one investment company, and (iii) no more than 10% of the value of the total assets of such a Fund would be invested in the securities of such investment companies. The Trust may invest from time to time a portion of the INVESCO Value Equity, Intermediate Government Bond, and Total Return Funds' cash in investment companies to which the Adviser serves as investment adviser; provided that no management or distribution fee will be charged by the Adviser with respect to any such assets so invested and provided further that at no time will more than 3% of such a Fund's assets be so invested. Should such a Fund purchase securities of other investment companies, shareholders may incur additional management and distribution fees.

               (13) Invest  in   securities   for  which   there  are  legal  or
                    contractual restrictions on resale, except that each of the Funds may invest no more than 2% of the value of its total assets in such securities; or invest in securities for which there is no readily available market, except that each of the Funds may invest no more than 5% of the value its total assets in such securities.

     In applying the industry concentration investment restriction (no. 1 above), the Funds use a modified S&P industry code classification schema which uses various sources to classify securities.

     In applying restriction (13) above, each Fund also includes illiquid securities (those which cannot be sold in the ordinary course of business within seven days at approximately the valuation given to them by the Fund) among the securities subject to the 5% of total assets limit.

      Additional investment restrictions adopted by the Trust on behalf of the Funds and which may be changed by the Trustees at their discretion provide that the Funds may not:

               (1) (a) enter into any futures contracts, options on futures, puts and calls if immediately thereafter the aggregate margin deposits on all outstanding derivative positions held by each Fund and premiums paid on outstanding positions, after taking into account unrealized profits and losses, would exceed 5% of the market value of the total assets of the Fund, or (b) enter into any derivative positions if the aggregate net amount of the Fund's commitments under outstanding derivative positions of the Fund would exceed the market value of the total assets of the Fund. The INVESCO Intermediate Government Bond Fund may not enter into future contracts, options on futures, puts or calls.

               (2) Purchase or sell interests in oil, gas or other mineral leases or exploration or development programs. All of the Funds, however, may purchase or sell securities issued by entities which invest in such interests.

               (3) Invest more than 5% of a Fund's total assets in securities of companies having a record, together with predecessors, of less than three years of continuous operation.

               (4) Purchase or retain the securities of any issuer if any individual officers and trustees/directors of the Trust, the Adviser, or any subsidiary thereof owns individually more than 0.5% of the securities of that issuer and all such officers and trustees/directors together own more than 5% of the securities of that issuer.

               (5)  Engage in arbitrage transactions.

               (6) To the extent a Fund invests in warrants, such a Fund's investment in warrants, valued at the lower of cost or market, may not exceed 5% of the value of such Fund's net assets. Included within that amount, but not to exceed 2% of the value of each Fund's net assets may be warrants which are not listed on the New York or American Stock Exchanges. Warrants acquired by such a Fund as part of a unit or attached to securities may be deemed to be without value.

               (7) Invest more than 25% of the value of such a Fund's total assets in securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments.

THE ^ FUNDS AND ^ THEIR MANAGEMENT


     The Trust. The Trust was organized under the laws of Massachusetts on July 15, 1987 as "Financial Series Trust." On July 1, 1993, the Trust changed its name to "INVESCO Value Trust." In addition, the names INVESCO Intermediate Government Bond Fund, INVESCO Value Equity Fund and INVESCO Total Return Fund were adopted as the names of the Intermediate Government Bond Fund, Equity Fund and Flex Fund series of the Trust, respectively, effective July 1, 1993.


     The Investment Adviser. INVESCO Funds Group, Inc., a Delaware corporation ^("INVESCO"), is employed as the Trust's investment adviser. ^ INVESCO was established in 1932 and also serves as an investment adviser to INVESCO Bond Funds, Inc. (formerly, INVESCO ^ Income Funds, Inc.), INVESCO Combination Stock and Bond Funds, Inc. (formerly INVESCO Flexible Funds, Inc.), INVESCO Diversified Funds, Inc., INVESCO Emerging Opportunity Funds, Inc.^, INVESCO Growth Funds, Inc., INVESCO Industrial Income Fund, Inc., INVESCO International Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO ^ Sector Funds, Inc. (formerly, INVESCO Strategic Portfolios, Inc.), INVESCO Specialty Funds, Inc., INVESCO ^ Stock Funds, Inc. (formerly, INVESCO Equity Funds, Inc.), INVESCO Tax-Free Income Funds, Inc., INVESCO Treasurer's Series Trust, INVESCO Value Trust and INVESCO Variable Investment Funds, Inc.

     The Investment Sub-Adviser. ^ INVESCO has contracted with INVESCO Capital Management, Inc. ("ICM") to provide investment advisory and research services to the Trust. ICM, the Trust's investment adviser from inception of the Trust ^ to 1991, has the primary responsibility for providing portfolio investment management services to the Funds.

     The Distributor. ^ INVESCO Distributors, Inc. ("IDI") ^ is the Funds' distributor. IDI, established in 1997, is a registered broker-dealer that acts as distributor for all retail mutual funds advised by ^ INVESCO. Prior to September 30, 1997, ^ INVESCO served as the Funds' distributor.

     ^ INVESCO, ICM and IDI are indirect wholly-owned subsidiaries of AMVESCAP PLC, a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO PLC changed its name to AMVESCO PLC on March 3, 1997, and to AMVESCAP PLC on May 8, 1997 as part of a merger between a direct subsidiary of INVESCO PLC and A I M Management Group, Inc., that created one of the largest independent investment management businesses in the world with approximately ^ $261 billion in assets under management^ as of June 30, 1998. INVESCO was established in 1932 and, as of August 31, ^ 1998 managed 14 mutual funds, consisting of ^ 49 separate portfolios, on behalf of ^ 899,439 shareholders.

     AMVESCAP PLC's other North American subsidiaries include the following:

     --INVESCO Retirement and Benefit Services, Inc. ("IRBS") of Atlanta, Georgia, develops and provides domestic and international defined contribution retirement plan services to plan sponsors, institutional retirement plan sponsors, institutional plan providers and foreign governments.

     --INVESCO Retirement Plan Services ("IRPS") of Atlanta, Georgia, a division of IRBS, provides recordkeeping and investment selection services to defined contribution plan sponsors of plans with between $2 million and $200 million in assets. Additionally, IRPS provides investment consulting services to institutions seeking to provide retirement plan products and services.

     --Institutional Trust Company doing business as INVESCO Trust Company ("ITC") of Denver, Colorado, a division of IRBS, provides retirement account custodian and/or trust services for individual retirement accounts ("IRAs") and other retirement plan accounts. This includes services such as recordkeeping, tax reporting and compliance. ITC acts as trustee or custodian to these plans. ITC accepts contributions and provides, through INVESCO, complete transfer agency functions: correspondence, sub-accounting, telephone communications and processing of distributions.


     --INVESCO   Capital   Management,   Inc.   of  Atlanta,   Georgia   manages
institutional investment portfolios, consisting primarily of discretionary employee benefit plans for corporations and state and local governments, and endowment funds. INVESCO Capital Management, Inc. is the sole shareholder of INVESCO Services, Inc., a registered broker-dealer.

     --INVESCO Management & Research, Inc. of Boston, Massachusetts primarily manages pension and endowment accounts.


^


     --INVESCO Realty Advisors, Inc. of Dallas, Texas is responsible for providing advisory services in the U.S. real estate markets for AMVESCAP PLC's clients worldwide. Clients include corporate plans, public pension funds, and endowment and foundation accounts.


     --PRIMCO Capital Management, Inc. of Louisville, Kentucky specializes in managing stable return investments, principally on behalf of Section 401(k) retirement plans.

     --INVESCO (NY), Inc. of New York, is an investment adviser for separately managed accounts, such as corporate and municipal pension plans, Taft-Hartley Plans, insurance companies, charitable institutions and private individuals. INVESCO NY also offers the opportunity for its clients to invest both directly and indirectly through partnerships in primarily private investments or privately negotiated transactions. INVESCO NY further serves as investment adviser to several closed-end investment companies, and as subadviser with respect to certain commingled employee benefit trusts. INVESCO NY specializes in the fundamental research investment approach, with the help of quantitative tools.


     --A I M Advisors, Inc. of Houston, Texas provides investment advisory and administrative services for retail and institutional mutual funds.


     --A I M Capital Management, Inc. of Houston, Texas provides investment advisory services to individuals, corporations, pension plans and other private investment advisory accounts and also serves as a sub-adviser to certain retail and institutional mutual funds, one Canadian mutual fund and one portfolio of an open-end registered investment company that is offered to separate accounts of ^ insurance companies that issue variable annuity and/or variable life insurance products.


     --A I M Distributors, Inc. and Fund Management Company of Houston, Texas are registered broker-dealers that act as the principal underwriters for retail and institutional mutual funds.

     The corporate headquarters of AMVESCAP PLC are located at 11 Devonshire Square, London, EC2M 4YR, England.


     As indicated in the Funds' Prospectuses, ^ INVESCO and ICM permit investment and other personnel to purchase and sell securities for their own accounts in accordance with a compliance policy governing personal investing by directors, officers and employees of ^ INVESCO, ICM and their North American affiliates. The policy requires officers, inside directors, investment and other personnel of ^ INVESCO, ICM and their North American affiliates to pre-clear all transactions in securities not otherwise exempt under the policy. Requests for trading authority will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the policy or would be deemed to adversely affect any transaction then known to be under consideration for or to have been effected on behalf of any client account, including the Funds.

     In addition to the pre-clearance requirement described above, the policy subjects officers, inside directors, investment and other personnel of ^ INVESCO, ICM and their North American affiliates to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the policy. The provisions of this policy are adminstered by and subject to exceptions authorized by ^ INVESCO or ICM.

     Investment Advisory Agreement. ^ INVESCO serves as investment adviser pursuant to an investment advisory agreement dated February 28, 1997 with the Trust (the "Agreement") which was approved by the board of trustees on November 6, 1996 by a vote cast in person by a majority of the trustees of the Trust, including a majority of the trustees who are not "interested persons" of the Trust or INVESCO at a meeting called for such purpose. Shareholders of the

Funds approved the Agreement on Janaury 31, 1997 for an initial term expiring February 28, 1999. On May 13, 1998, this period was extended by the Trust's board of trustees to May 15, 1999. Thereafter, the Agreement may be continued from year to year ^ with respect to each Fund as long as such continuance is specifically approved at least annually by the board of trustees of the Trust, or by a vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of the applicable Fund. Any such continuance also must be approved by a majority of the Trust's trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Agreement may be terminated at any time without penalty by either party upon sixty (60) days' written notice and terminates automatically in the event of an assignment to the extent required by the 1940 Act and the rules thereunder.

      The Agreement provides that ^ INVESCO shall manage the investment portfolios of the Funds in conformity with the Funds' investment policies (either directly or by delegation to a sub-adviser, which may be a party affiliated with ^ INVESCO). Further, ^ INVESCO shall perform all administrative, internal accounting (including computation of net asset value), clerical, statistical, secretarial and all other services necessary or incidental to the administration of the affairs of the Funds, excluding, however, those services that are the subject of separate agreement between the Trust and ^ INVESCO or any affiliate thereof, including distribution and sale of Trust shares and provision of transfer agency, dividend disbursing agency, and registrar services, and services furnished under an Administrative Services Agreement with ^ INVESCO discussed below. ^ INVESCO will pay the fee of any sub-adviser. Services provided include, but are not limited to: supplying the Trust with officers, clerical staff and other employees, if any, who are necessary in connection with the Funds' operations; furnishing office space, facilities, equipment and supplies; providing personnel and facilities required to respond to inquiries related to shareholder accounts; conducting periodic compliance reviews of the Funds' operations; preparation and review of required documents, reports and filings by ^ INVESCO's in-house legal and accounting staff (including the prospectus, statement of additional information, proxy statements, shareholder reports, tax returns, reports to the SEC, and other corporate documents of the Funds), except insofar as the assistance of independent accountants or attorneys is necessary or desirable; supplying basic telephone service and other utilities; and preparing and maintaining certain of the books and records required to be prepared and maintained by the Funds under the 1940 Act. Expenses not assumed by ^ INVESCO are borne by the Funds. The responsibility for making decisions to buy, sell, or hold a particular security rests with ^ INVESCO, as well as ICM as the Sub-Adviser, subject to review by the board of trustees.^

      As full compensation for its advisory services to the Trust, ^ INVESCO receives a monthly fee. The fee is based upon a percentage of each Fund's average net assets, determined daily. With respect to the INVESCO Value Equity and Total Return Funds, the fee is calculated at the annual rate of: 0.75% on the first $500 million of the average net assets of each Fund; 0.65% on the next $500 million of average net assets of each Fund; and 0.50% on average net assets in excess of $1 billion. With respect to the INVESCO Intermediate Government Bond Fund, the fee is calculated at the annual rate of: 0.60% on the first $500 million of the average net assets of the Fund; 0.50% on the next $500 million of the average net assets of the Fund; and 0.40% on average net assets in excess of $1 billion.

      Sub-Advisory Agreement. ICM serves as sub-adviser to the ^ Funds pursuant to a sub-advisory agreement dated February 28, 1997 (the "Sub-Agreement") with ^ INVESCO which was approved by the board of trustees of the Trust on November 6, 1996, including a majority of the trustees who are not "interested persons" of the Trust, ^ INVESCO or ICM at a meeting called for such purpose. Shareholders of each of the Funds approved the Sub-Agreement on January 31, 1997 for an initial term expiring February 28, 1999. ^ On May 13, 1998, this period was extended by the Trust's board of trustees to May 15, 1999. The Sub-Agreement may be continued from year to year as to each Fund as long as each such continuance is specifically approved by the board of trustees of the Trust, or by a vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of each of the Funds. Each such continuance also must be approved by a majority of the trustees who are not parties to the Sub-Agreement ^ or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The ^ Sub-Agreement may be terminated as to any Fund at any time without penalty by either party or the Trust upon sixty (60) days' written notice and terminates automatically in the event of an assignment to the extent required by the 1940 Act and the rules thereunder.

      The Sub-Agreement provides that ICM, subject to the supervision of ^ INVESCO, shall manage the investment portfolios of the respective Funds in conformity with each Fund's investment policies. These management services include: (a) managing the investment and reinvestment of all the assets, now or hereafter acquired, of the Funds, and executing all purchases and sales of portfolio securities; (b) maintaining a continuous investment program for the Funds, consistent with (i) each Fund's investment policies as set forth in the ^ Trust's Declaration of Trust , Bylaws, and Registration Statement, as from time to time amended, under the 1940 Act, and in any prospectus and/or statement of additional information of the ^ Trust, as from time to time amended and in use under the 1933 Act, and (ii) the Trust's status as a regulated investment company under the Internal Revenue Code of 1986, as amended; (c) determining what securities are to be purchased or sold for each of the Funds, unless otherwise directed by the trustees of the Trust or ^ INVESCO, and executing transactions accordingly; (d) providing the Funds the benefit of all of the investment analysis and research, the reviews of current economic conditions and trends, and the consideration of long-range investment policy now or hereafter generally available to investment advisory customers of the Sub-Advisers; (e) determining what portion of each of the Funds should be invested in the various types of securities authorized for purchase by each Fund; and (f) making recommendations as to the manner in which voting rights, rights to consent to Trust action and any other rights pertaining to the portfolio securities of each Fund shall be exercised.


      The Sub-Agreement provides that as compensation for its services, ICM shall receive from ^ INVESCO, at the end of each month, a fee based on the average daily value of each Fund's net assets ^. Based upon the approval of the Trust's board of trustees at a meeting held May 14, 1998, the calculation of the subadvisory fees of the Funds has been changed from 33.33% of the advisory fee (with respect to the Value Equity and Total Return Funds, 0.25% on the first $500 million ^ of each Fund's average net assets; 0.2167% on the next $500 million ^ of each Fund's assets; and 0.1667% on each Fund's average net assets in excess of $1 billion^; and with respect to the Intermediate Government Bond ^ Fund, 0.20% on the first $500 million ^ of the Fund's average net assets; 0.1667% on the next $500 million ^ of the Fund's average net assets; and 0.1333% on the Fund's average net assets in excess of $1 billion^) to 40% of the advisory fee (with respect to the Value Equity and Total Return Funds, 0.30% on the first $500 million of each Fund's average net assets; 0.26% on the next $500 million of each Fund's assets; and 0.20% on each Fund's average net assets in excess of $1 billion; and with respect to the Intermediate Government Bond Fund, 0.24% on the first $500 million of the Fund's average net assets; 0.20% on the next $500 million of the Fund's average net assets; and 0.16% on the Fund's average net assets in excess of $1 billion). The sub-advisory fees are paid by INVESCO, not the Funds.

      Administrative Services Agreement. ^ INVESCO, either directly or through affiliated companies, also provides certain administrative, sub-accounting, and recordkeeping services to the Trust pursuant to an Administrative Services Agreement dated February 28, 1997 (the "Administrative Agreement"). The Administrative Agreement was approved by the board of trustees on November 6, 1996 by a vote cast in person by all of the trustees of the Trust, including all of the trustees who are not "interested persons" of the Trust or ^ INVESCO at a meeting called for such purpose. The Administrative Agreement was for an initial term expiring February 28, 1998, and has been continued by action of the board of trustees until May 15, ^ 1999. The Administrative Agreement may be continued from year to year thereafter as long as each such continuance is specifically approved by the board of trustees of the Trust, including a majority of the trustees who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Administrative Agreement may be terminated at any time without penalty by ^ INVESCO on sixty (60) days' written notice, or by the Trust upon thirty (30) days' written notice, and terminates automatically in the event of an assignment unless the board of trustees approves such assignment.

      The Administrative Agreement provides that ^ INVESCO shall provide the following services to the Funds: required administrative and internal accounting services, including without limitation, maintaining general ledger and capital stock accounts, preparing a daily trial balance, calculating net asset value daily, and providing selected general ledger reports.

      As full compensation for services provided under the Administrative Agreement, the Trust pays a monthly fee to ^ INVESCO consisting of ^ a base fee of $10,000 per year, plus an additional incremental fee computed daily and paid monthly at an annual rate of 0.015% per year of the average net assets of each Fund of the Trust. For providing such services, ^ INVESCO received administrative services fees in the amount of ^ $455,075 for the fiscal year ended August 31, ^ 1998.

      Transfer Agency Agreement. ^ INVESCO performs transfer agent, dividend disbursing agent, and registrar services for the Trust pursuant to a Transfer Agency Agreement dated February 28, 1997, which was approved November 6, 1996 by the board of trustees of the Trust, including a majority of the Trust's trustees who are not parties to the Transfer Agency Agreement or "interested persons" of any such party. The Transfer Agency Agreement was for an initial term expiring February 28, 1998 and has been extended by the board of trustees until May 15, ^ 1999. Thereafter, the Transfer Agency Agreement may be continued from year to year as to each Fund as long as such continuance is specifically approved at least annually by the board of trustees of the Trust, or by a vote of the holders of a majority of the outstanding shares of each Fund of the Trust. Any such continuance also must be approved by a majority of the Trust's trustees who are not parties to the Transfer Agency Agreement or interested persons (as defined by the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Transfer Agency Agreement may be terminated at any time without penalty by either party upon sixty (60) days' written notice.

      The Transfer Agency Agreement provides that the Trust shall pay to ^ INVESCO an annual fee of $20.00 per shareholder account or, where applicable, per participant in an omnibus account with respect to the INVESCO Value Equity and Total Return Funds, and $26.00 per shareholder account or omnibus account with respect to INVESCO Intermediate Government Bond Fund. These fees are paid monthly at the rate of 1/12 of the annual fee and are based upon the number of shareholder accounts or, where applicable, per participant in an omnibus account. For the year ended August 31, ^ 1998, the Trust paid ^ INVESCO transfer agency fees of ^ $4,890,325.

      Set forth below is a table showing the advisory fees, transfer agency fees and administrative fees paid by each of the Funds for the fiscal years ended August 31, 1998, 1997^ and 1996 ^.







                                            Fiscal year                      Fiscal year                        Fiscal year
                                  ended August 31, 1998            ended August 31, 1997              ended August 31, 1996
                    ^------------------------------------------------------------------------------------------------------
                                   Transfer     Adminis-              Transfer   Adminis-             Transfer     Adminis-
                     Advisory       Agency       trative     Advisory   Agency    trative   Advisory    Agency      trative
Portfolio                Fees         Fees          Fees         Fees     Fees       Fees       Fees      Fees         Fees



-------------       -------------------------------------------------------------------------------------------------------



INVESCO Intermediate
  Government Bond      $  226,874   $ 204,187     $ 15,672   $268,593   $251,070   $16,115    $235,160   $156,123  $15,879
^
INVESCO Value Equity   $3,080,351   $ 918,694     $ 71,607   $2,250,039 $610,115   $55,001    $1,382,049 $282,255  $37,641
^
INVESCO Total Return  $13,926,522   $3,767,444    $367,796   $9,140,227 $2,332,422 $224,249   $6,025,905 $953,383  $137,623 ^



     Officers and Trustees of the Trust. The overall direction and supervision of the Trust is the responsibility of the board of trustees, which has the primary duty of seeing that the general investment policies and programs of the Trust are carried out and that the ^ Funds are properly administered. The officers of the Trust, all of whom are officers and employees of, and are paid by, ^ INVESCO, are responsible for the day-to-day administration of the Trust. ^ INVESCO, along with ICM, has the primary responsibility for making investment decisions on behalf of each of the Funds of the Trust. These investment decisions are reviewed by the investment committee of ^ INVESCO.

     All of the officers and trustees of the Trust hold comparable positions with INVESCO ^ Blue Chip Growth Fund, Inc. (formerly, INVESCO ^ Growth Fund, Inc.), INVESCO Bond Funds, Inc. (formerly, INVESCO Income Fund, Inc.), INVESCO Combination Stock and Bond Funds, Inc. (formerly INVESCO Flexible Funds, Inc.), INVESCO Diversified Funds, Inc., INVESCO Emerging Opportunity Funds, Inc.^, INVESCO Industrial Income Fund, Inc., INVESCO International Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO ^ Sector Funds, Inc. (formerly, INVESCO Strategic Portfolios, Inc.), INVESCO Specialty Funds, Inc., INVESCO ^ Stock Funds, Inc. (formerly, INVESCO Equity Funds, Inc.) and INVESCO Tax-Free Income Funds, ^ Inc. In addition, all of the trustees of the Trust^ are also trustees of INVESCO Treasurer's Series Trust. Set forth below is information with respect to each of the Trust's officers and trustees. Unless otherwise indicated, the address of the trustees and officers is Post Office Box 173706, Denver, Colorado 80217-3706. Their affiliations represent their principal occupations during the past five years.

     CHARLES W. BRADY,*+ Chairman of the Board. Chief Executive Officer and Director of AMVESCAP PLC, London, England, and of various subsidiaries thereof. Chairman of the Board of INVESCO ^ Global Health Sciences Fund. Address: 1315 Peachtree Street, NE, Atlanta, Georgia. Born: May 11, 1935.

     FRED A. DEERING,+# Vice Chairman of the Board. ^ Trustee of INVESCO Global Health Sciences Fund. Formerly, Chairman of the Executive Committee and Chairman of the Board of Security Life of Denver Insurance Company, Denver, Colorado; Director of ING America Life Insurance Company^. Address: Security Life Center, 1290 Broadway, Denver, Colorado. Born: January 12, 1928.

     VICTOR L. ANDREWS,**@ Trustee. Professor Emeritus, Chairman Emeritus and Chairman of the CFO Roundtable of the Department of Finance at Georgia State University, Atlanta, Georgia; President, Andrews Financial Associates, Inc. (consulting firm); since October 1984, Director of the Center for the Study of Regulated Industry at Georgia State University; formerly, member of the faculties of the Harvard Business School and the Sloan School of Management of MIT. Dr. Andrews is also a Director of the Southeastern Thrift and Bank Fund, Inc. and The Sheffield Funds, Inc. Address: ^ 34 Seawatch Drive, ^ Savannah, Georgia. Born: June 23, 1930.

     BOB R. BAKER,+** Trustee. President and Chief Executive Officer of AMC Cancer Research Center, Denver, Colorado, since January 1989; until mid-December 1988, Vice Chairman of the Board of First Columbia Financial Corporation (a financial institution), Englewood, Colorado. Formerly, Chairman of the Board and Chief Executive Officer of First Columbia Financial Corporation. Address: ^ 1600 Pierce Street, ^ Lakewood, Colorado. Born: August 7, 1936.

     LAWRENCE H. BUDNER,#@@ Trustee. Trust Consultant; prior to June 30, 1987, Senior Vice President and Senior Trust Officer of InterFirst Bank, Dallas, Texas. Address: 7608 Glen Albens Circle, Dallas, Texas. Born: July 25, 1930.



^

     WENDY L. GRAMM, Ph.D.,**@ Trustee. Self-employed (since 1993); Professor of Economics and Public Administration, University of Texas at Arlington. Formerly, Chairman, Commodity Futures Trading Commission from 1988 to 1993, administrator for Information and Regulatory Affairs at the Office of Management and Budget from 1985 to 1988, Executive Director of the Presidential Task Force on Regulatory Relief and Director of the Federal Trade Commission's Bureau of
Economics. Dr. Gramm is also a director of the Chicago Mercantile Exchange, Enron Corporation, IBP, Inc., State Farm Insurance Company, State Farm Life Insurance Company, Independant Women's Forum, International Republic Institute, and the Republican Women's Federal Forum. Dr. Gramm is also a member of the Board of Visitors, College of Business Administration, University of Iowa, and a member of the Board of Visitors, Center for Study of Public Choice, George Mason University. Address: 4201 Yuma Street, N.W., Washington, D.C. Born: January 10, 1945.

     ^ KENNETH T. KING,#+@@ Trustee. Formerly, Chairman of the Board of The Capitol Life Insurance Company, Providence Washington Insurance Company, and Director of numerous subsidiaries thereof in the U.S. Formerly, Chairman of the Board of The Providence Capitol Companies in the United Kingdom and Guernsey. Chairman of the Board of the Symbion Corporation (a high technology company) until 1987. Address: 4080 North Circulo Manzanillo, Tucson, Arizona.
Born: November 16, 1925.




     JOHN W. MCINTYRE,#+@@ Trustee. Retired. Formerly, Vice Chairman of the Board of Directors of ^ The Citizens and Southern Corporation and Chairman of the Board and Chief Executive Officer of ^ The Citizens and Southern Georgia Corporation and Citizens and Southern National Bank. ^ Trustee of INVESCO Global Health Sciences Fund and Gables Residential Trust. Address: 7 Piedmont Center, Suite 100, Atlanta, Georgia. Born: September 14, 1930.

     LARRY SOLL, Ph.D.,**@ Trustee. Retired. Formerly, Chairman of the Board (1987 to 1994), Chief Executive Officer (1982 to 1989 and 1993 to 1994) and President (1982 to 1989) of Synergen Corp. Director of Synergen since incorporation in 1982. Director of ISD Pharmaceuticals, Inc., Trustee of INVESCO Global Health Sciences Fund. Address: 345 Poorman Road, Boulder, Colorado. Born:
April 26, 1942.

     MARK H. WILLIAMSON, +* President, CEO and Director. President, CEO and Director of IDI; President, CEO and Director of INVESCO and President of INVESCO Global Health Sciences Fund. Formerly, Chairman and CEO of NationsBanc Advisors, Inc. (1995 to 1997) and Chairman of NationsBanc Investments, Inc. (1997 to
1998). Born: May 24, 1951.

     GLEN A. PAYNE, Secretary. Senior Vice President (since 1995), General Counsel ^(since 1989) and Secretary (since 1989) of INVESCO and Senior Vice President, Secretary and General Counsel of IDI (since 1997); Vice President (May 1989 to April 1995) of INVESCO ^; Senior Vice President (1995 to 1998), Secretary (1989 to 1998) and General Counsel (1989 to 1998) of ITC. Formerly, employee of a U.S. regulatory agency, Washington, D.C., (June 1973 through May
1989).  Born: September 25, 1947.




     RONALD L. GROOMS, Treasurer. Senior Vice President and Treasurer of INVESCO ^(since 1988). Senior Vice President and Treasurer of ^ IDI (since 1997). Senior Vice President and Treasurer of ITC (1988 to 1998). Born: October 1, 1946.

      WILLIAM J. GALVIN, JR., Assistant Secretary. Senior Vice President of INVESCO ^(since 1995) and of IDI (since 1997) and formerly, Trust Officer of ITC (1995 to 1998) and Vice President of INVESCO ^(1992 to 1995). Formerly, Vice President of 440 Financial Group from June 1990 to August 1992; Assistant Vice President of Putnam Companies from November 1986 to June 1990. Born: August 21, 1956.

     ALAN I. WATSON,  Assistant  Secretary.  Vice  President of INVESCO  ^(since
1984) ^. Formerly, Trust Officer of ^ ITC. Born:September 14, 1941.




     JUDY P. WIESE, Assistant Treasurer. Vice President of INVESCO ^(since 1984) and of ^ IDI (since 1997) ^. Formerly, Trust Officer of ^ ITC. Born: February 3, 1948.

     *These directors are "interested persons" of the Trust as defined in the 1940 Act.


     #Member of the audit committee of the Trust.


     @Member of the derivatives committee of the Trust.

     @@Member of the soft dollar brokerage committee of the Trust.


     +Member of the executive committee of the Trust. On occasion, the executive committee acts upon the current and ordinary business of the Trust between meetings of the board of trustees. Except for certain powers which, under applicable law, may only be exercised by the full board of trustees, the executive committee may exercise all powers and authority of the board of trustees in the management of the business of the Trust. All decisions are subsequently submitted for ratification by the board of trustees.

^


     **Member of the management liaison committee of the Trust.


     As of ^ October 19, ^ 1998, officers and trustees of the Trust, as a group, beneficially owned less than 1% of the Trust's outstanding shares and less than 1% of any Fund's outstanding shares.


Director Compensation


     The following table sets forth, for the fiscal year ended August 31, ^ 1998, the compensation paid by the Trust to its eligible independent trustees for services rendered in their capacities as trustees of the Trust; the benefits accrued as Trust expenses with respect to the Defined Benefit Deferred Compensation Plan discussed below; and the estimated annual benefits to be received by these trustees upon retirement as a result of their service to the Trust. In addition, the table sets forth the total compensation paid by all of the mutual funds distributed by ^ IDI and advised by INVESCO (including the Funds), ^ INVESCO Treasurer's Series Trust and INVESCO Global Health Sciences Fund (collectively, the "INVESCO Complex") to these trustees for services rendered in their capacities as directors or trustees during the year ended December 31, ^ 1997. As of December 31, ^ 1997, there were 49 funds in the INVESCO Complex. ^


                                                                         Total
                                                                     Compensa-
                                        Benefits      Estimated      tion From
                        Aggregate     Accrued As         Annual        INVESCO
                        Compensa-        Part of       Benefits        Complex
                        tion From          Trust           Upon        Paid To
                         Trust(1)    Expenses(2)   Retirement(3)    Trustees(1)


Fred A.Deering,          ^ $9,418         $5,735         $3,680       $113,350
Vice Chairman of
  the Board




Victor L. Andrews         ^ 9,004          5,420          4,260         92,700

Bob R. Baker              ^ 9,568          4,840          5,709         96,050

Lawrence H. Budner        ^ 8,697          5,420          4,260         91,000

Daniel D. Chabris (4)       9,106          5,858          3,179         89,350

Wendy L. Gramm              8,368              0              0         39,000

Kenneth T. King             8,085          5,956          3,338         94,350

John W. McIntyre            8,486              0              0        104,000

Larry Soll                  8,486              0              0         78,000
                           ------        -------        -------        -------

Total                     $79,218        $33,229        $24,426       $797,800

% of Net Assets        0.0027%(5)     0.0011%(5)                    0.0046%(6)

     (1)The vice chairman of the board, the chairmen of the audit, management liaison, derivatives, soft dollar brokerage and compensation committees^ and the members of the executive and valuation committees^ each receive compensation for serving in such capacities in addition to the compensation paid to all independent trustees.


     (2)Represents benefits accrued with respect to the Defined Benefit Deferred Compensation Plan discussed below, and not compensation deferred at the election of the trustees.


     (3)These figures represent the Trust's share of the estimated annual benefits payable by the INVESCO Complex (excluding INVESCO Global Health Sciences Fund which does not participate in ^ this retirement plan) upon the trustees' retirement, calculated using the current method of allocating trustee compensation among the funds in the INVESCO Complex. These estimated benefits assume retirement at age 72 and that the basic retainer payable to the trustees will be adjusted periodically for inflation, for increases in the number of funds in the INVESCO Complex and for other reasons during the period in which retirement benefits are accrued on behalf of the respective trustees. This results in lower estimated benefits for trustees who are closer to retirement and higher estimated benefits for trustees who are further from retirement. With the exception of ^ Drs. Soll and Gramm, each of these trustees has served as a director/trustee of one or more of the funds in the INVESCO Complex for the minimum five-year period required to be eligible to participate in the Defined Benefit Deferred Compensation Plan.

     ^ (4)Mr. Chabris retired as a trustee effective September 30, 1998.

     (5)Total as a percentage of the Trust's net assets as of August 31, ^ 1998.

     (6)Total as a percentage of the net assets of the INVESCO Complex as of December 31, ^ 1997.

      Messrs. Brady and ^ Williamson, as "interested persons" of the Trust ^, the Funds and other funds in the INVESCO Complex, receive compensation as officers or employees of ^ INVESCO or its affiliated companies and do not receive any trustee's fees or other compensation from the Trust or other funds in the INVESCO Complex for their services as trustees.

      The boards of directors/trustees of the mutual funds managed by ^ INVESCO and INVESCO Treasurer's Series Trust have adopted a Defined Benefit Deferred Compensation Plan for the non-interested directors and trustees of the funds. Under this plan, each director or trustee who is not an interested person of the funds (as defined in the 1940 Act) and who has served for at least five years (a "qualified director") is entitled to receive, upon termination of service as a director (normally upon retiring from the boards at the retirement age of 72^), or the retirement age of 73 to 74, if the retirement date is extended by the boards for one or two years, but less than three years) continuation of payment for one year (the "first year retirement benefit") of the annual basic retainer and annualized board meeting fees payable by the funds to the qualified trustee at the time of his or her retirement (the "basic retainer"). Commencing with any such trustee's second year of retirement, and commencing with the first year of retirement of a trustee whose retirement has been extended by the board for three years, a qualified trustee shall receive quarterly payments at an annual rate equal to ^ 50% of the basic retainer and annualized board meeting fees. These payments will continue for the remainder of the qualified trustee's life or ten years, whichever is longer (the "reduced retainer payments"). If a qualified trustee dies or becomes disabled after age 72 and before age 74 while still a trustee of the funds, the first year retirement benefit and the reduced retainer payments will be made to him or her or to his or her beneficiary or estate. If a qualified trustee becomes disabled or dies either prior to age 72 or during his or her 74th year while still a trustee of the funds, the trustee will not be entitled to receive the first year retirement benefit; however, the reduced retainer payments will be made to his or her beneficiary or estate. The plan is administered by a committee of three trustees who are also participants in the plan and one trustee who is not a plan participant. The cost of the plan will be allocated among the INVESCO and Treasurer's Series Trust funds in a manner determined to be fair and equitable by the committee. The Trust ^ began making payments to Mr. Chabris on October 1, 1998. The Trust has no stock options or other pension or retirement plans for management or other personnel and pays no salary or compensation to any of its officers.

      The independent trustees have contributed to a deferred compensation plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of selected INVESCO Funds. The deferred amounts are being invested in the shares of all of the INVESCO and INVESCO Treasurer's Series Trust Funds. Each independent trustee is, therefore, an indirect owner of shares of each INVESCO and INVESCO Treasurer's Series Trust Fund.

     The Trust has an audit committee that is comprised of ^ four of the trustees who are not interested persons of the Trust. The committee meets periodically with the Trust's independent accountants and officers to review accounting principles used by the Trust, the adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters.

      The Trust ^ has a management liaison committee which meets quarterly with various management personnel of ^ INVESCO in order (a) to facilitate better understanding of management and operations of the Trust, and (b) to review legal and operational matters which have been assigned to the committee by the board of trustees, in furtherance of the board of trustees' overall duty of supervision.

      The Trust has a soft dollar brokerage committee. The committee meets periodically to review soft dollar brokerage transactions by the Funds, and to review policies and procedures of the Funds' adviser with respect to soft dollar brokerage transactions. It reports on these matters to the Trust's board of trustees.

      The Trust has a derivatives committee. The committee meets periodically to review derivatives investments made by the Funds. It monitors derivatives usage by the Funds and the procedures utilized by the Funds' adviser to ensure that the use of such instruments follows the policies on such instruments adopted by the Trust's board of trustees. It reports on these matters to the Trust's board of trustees.


HOW SHARES CAN BE PURCHASED


      ^ Shares of each Fund are sold on a continuous basis at the net asset value per share of the Fund next calculated after receipt of a purchase order in good form. The net asset value per share of each Fund is computed once each day that the New York Stock Exchange is open as of the close of regular trading on that Exchange, but may also be computed at other times. See "How Shares Are Valued."

      ^ The Trust has authorized one or more brokers to accept purchase orders on the Funds' behalf. Such brokers are authorized to designate other intermediaries to accept purchase orders on the Funds' behalf. The Funds will be deemed to have received a purchase order when an authorized broker, or, if applicable, a broker's authorized designee, accepts the order. A purchase order will be priced at a Fund's net asset value next calculated after the order has been accepted by an authorized broker or the broker's authorized designee.

      IDI acts as the Fund's distributor under a distribution agreement with the Trust ^ and bears all expenses, including the costs of printing and ^ distributing of prospectuses, incident to direct sales and distribution of ^ Fund shares on a no-load basis.

      Distribution Plan. ^ As described in the Prospectuses, the Trust has adopted a Plan and Agreement of Distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act^. The Plan was approved on May 16, 1997^ with respect to the Value Equity and Intermediate Government Bond Funds and February 3, 1998 with respect to the Total Return Fund, at meetings called for such purpose by a majority of the trustees of the Trust, including a majority of the trustees who neither are ^ "interested persons^" of the Trust nor have any financial interest in the operation of the Plan ^("independent trustees"). The Plan was approved by ^ shareholders of ^ the Value Equity and Intermediate Government Bond Funds on October 28, 1997^ and by shareholders of the Total Return Fund on May 6, 1998.

      The Plan provides that these Funds may make monthly payments to IDI of amounts computed at an annual rate no greater than 0.25% of each Fund's ^ new sales of shares, exchanges into the Fund and reinvestments of dividends and capital gain distributions added on or after November 1, 1997 ^ with respect to the Value Equity and Intermediate Government Bond Funds and June 1, 1998 with respect to the Total Return Fund to compensate IDI for expenses incurred by it in connection with the distribution of a ^ Fund's shares to investors.

      Payment ^ by a Fund under the Plan, for any month, may only be made to compensate ^ IDI for permissible activities engaged in and services provided by IDI during the rolling 12-month period in which that month falls. All distribution expenses paid by the Funds for the fiscal year ended August 31, 1998 were paid to IDI. For the fiscal year ended August 31, ^ 1998, the Intermediate Government Bond Fund, Total Return Fund and Value Equity Fund incurred $24,404, $46,730 and $441,207 in distribution expenses, respectively, prior to the voluntary absorption of certain Fund expenses by INVESCO. In addition, as of August 31, 1998, the Intermediate Government Bond Fund, Total Return Fund and Value Equity Fund incurred $4,814, $54,925 and $79,421, respectively, of additional distribution accruals which will be paid during the fiscal year ended August 31, 1999. As noted in the Prospectuses, one type of expenditure ^ is the payment of compensation to securities companies^ and other financial institutions and organizations, which may include ^ INVESCO-affiliated companies, in order to obtain various distribution-related and/or administrative services for the Funds. Each Fund is authorized by the Plan to use its assets to finance the payments made to obtain those services. Payments will be made by IDI to broker-dealers who sell shares of a Fund and may be made to banks, savings and loan associations and other depository institutions. Although the Glass-Steagall Act limits the ability of certain banks to act as underwriters of mutual fund shares, the ^ Trust does not believe that these limitations would affect the ability of such banks to enter into arrangements with IDI, but can give no assurance in this regard. However, to the extent it is determined otherwise in the future, arrangements with banks might have to be modified or terminated, and, in that case, the size of one or more of the Funds possibly could decrease to the extent that the banks would no longer invest customer assets in a particular Fund. Neither the Trust nor its investment adviser will give any preference to banks or other depository institutions which enter into such arrangements when selecting investments to be made by each Fund.

      ^ For the fiscal year ended August 31, ^ 1998, allocations of 12b-1 amounts paid by the Intermediate Government Bond Fund for the following categories were: advertising -- $8,464; sales literature, printing and postage -- $4,164; direct mail -- $1,240; public relations/promotion -- $1,232; compensation to securities dealers and other organizations -- $5,401; marketing personnel -- $3,903. For the fiscal year ended August 31, 1998, allocations of 12b-1 amounts paid by the Total return Fund for the following categories were: advertising -- $3,231; sales literature, printing and postage -- $6,483; direct mail -- $1,079; public relations/promotion -- $12,038; compensation to securities dealers and other organizations -- $0; marketing personnel -- $23,899. For the fiscal year ended August 31, 1998, allocations of 12b-1 amounts paid by the Value Equity Fund ^ for the following categories were: advertising -- $98,563; sales literature, printing and postage -- $48,086; direct mail -- $13,779; public relations/promotion -- $15,542; compensation to securities dealers and other organizations -- $219,445; marketing personnel -- $45,792.

      The nature and scope of services which are provided by securities dealers and other organizations may vary by dealer but include, among other things, processing new stockholder account applications, preparing and transmitting to the Trust's Transfer Agent computer ^ processable tapes of each Fund's transactions by customers, serving as the primary source of information to customers in answering questions concerning each Fund, and assisting in other customer transactions with each Fund.

      The Plan provides that it shall continue in effect with respect to each Fund for so long as such continuance is approved at least annually by the vote of the board of trustees cast in person at a meeting called for the purpose of voting on such continuance. The Plan can also be terminated at any time with respect to any Fund, without penalty, if a majority of the ^ independent trustees, or shareholders of such Fund, vote to terminate the Plan. The Trust may, in its absolute discretion, suspend, discontinue or limit the offering of its shares of any Fund at any time. In determining whether any such action should be taken, the board of trustees intends to consider all relevant factors including, without limitation, the size of a particular Fund, the investment climate for any particular Fund, general market conditions, and the volume of sales and redemptions of a Fund's shares. The Plan may continue in effect and payments may be made under the Plan following any such temporary suspension or limitation of the offering of a Fund's shares; however, ^ none of the Funds is contractually obligated to continue the Plan for any particular period of time. Suspension of the offering of a Fund's shares would not, of course, affect a shareholder's ability to redeem his shares. So long as the Plan is in effect, the selection and nomination of persons to serve as independent trustees of the Trust shall be committed to the independent trustees then in office at the time of such selection or nomination. The Plan may not be amended to increase materially the amount of any Fund's payments thereunder without approval of the shareholders of that Fund, and all material amendments to the Plan must be approved by the board of trustees, including a majority of the ^ independent trustees. Under the agreement implementing the Plan, IDI or the Funds, the latter by vote of a majority of the ^ independent trustees, or of the holders of a majority of a Fund's outstanding voting securities, may terminate such agreement as to that Fund without penalty upon 30 days' written notice to the other party. No further payments will be made by a Fund under the Plan in the event of its termination as to that Fund.

      To the extent that the Plan constitutes a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, it shall remain in effect as such, so as to authorize the use of each Fund's assets in the amounts and for the purposes set forth therein, notwithstanding the occurrence of an assignment, as defined by the 1940 Act, and rules thereunder. To the extent it constitutes an agreement pursuant to a plan, each Fund's obligation to make payments to IDI shall terminate automatically, in the event of such "assignment," in which case the Funds may continue to make payments pursuant to the Plan to IDI or another organization only upon the approval of new arrangements, which may or may not be with IDI, regarding the use of the amounts authorized to be paid by it under the Plan, by the trustees, including a majority of the ^ independent trustees, by a vote cast in person at a meeting called for such purpose.


      Information regarding the services rendered under the Plan and the amounts paid therefor by the Funds are provided to, and reviewed by, the trustees on a quarterly basis. On an annual basis, the trustees consider the continued appropriateness of the Plan and the level of compensation provided therein.

      The only  trustees  or  interested  persons,  as that term is  defined  in
Section 2(a)(19) of the 1940 Act, of the Trust who have a direct or indirect financial interest in the operation of the Plan are the officers and trustees of the Trust listed herein under the section entitled "The Fund And Its Management--Officers and Trustees of the Trust" who are also officers either of IDI or companies affiliated with IDI. The benefits which the Trust believes will be reasonably likely to flow to it and its shareholders under the Plan include the following:

               (1) Enhanced marketing efforts, if successful, should result in an increase in net assets through the sale of additional shares and afford greater resources with which to pursue the investment objectives of the Funds;

               (2) The sale of additional shares reduces the likelihood that redemption of shares will require the liquidation of securities of the Funds in amounts and at times that are disadvantageous for investment purposes;

               (3) The positive effect which increased Fund assets will have on its revenues could allow ^ INVESCO and its affiliated companies:


               (a) To have greater resources to make the financial commitments necessary to improve the quality and level of each Fund's shareholder services (in both systems and personnel),


               (b) To increase the number and type of mutual funds available to investors from ^ INVESCO and its affiliated companies (and support them in their infancy), and thereby expand the investment choices available to all shareholders, and


               (c) To acquire and retain talented employees who desire to be associated with a growing organization; and

               (4) Increased Fund assets may result in reducing each investor's share of certain expenses through economies of scale (e.g. exceeding established breakpoints in the advisory fee schedule and allocating fixed expenses over a larger asset base), thereby partially offsetting the costs of the Plan.

HOW SHARES ARE VALUED

      As described in the section of each Fund's Prospectus entitled "How Shares Can Be Purchased," the net asset value of shares of each Fund of the Trust is computed once each day that the New York Stock Exchange is open as of the close of regular trading on that Exchange (generally 4:00 p.m., New York time) and applies to purchase and redemption orders received prior to that time. Net asset value per share is also computed on any other day on which there is a sufficient degree of trading in the securities held by a Fund that the current net asset value per share might be materially affected by changes in the value of the securities held, but only if on such day the Trust receives a request to purchase or redeem shares of that Fund. Net asset value per share is not calculated on days the New York Stock Exchange is closed, such as federal holidays including New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


      The net asset value per share of each Fund is calculated by dividing the value of all securities held by that Fund and its other assets (including dividends and interest accrued but not collected), less the Fund's liabilities (including accrued expenses), by the number of outstanding shares of that Fund.^ Securities traded on national securities exchanges, the NASDAQ National Market System, the NASDAQ Small Cap market and foreign markets are valued at their last sale prices on the exchanges or markets where such securities are primarily traded. Securities traded in the over-the-counter market for which last sale prices are not available, and listed securities for which no sales were reported on a particular date, are valued at their highest closing bid prices (or, for debt securities, yield equivalents thereof) obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities or other assets will be valued at their fair values as determined in good faith by the Trust's board of trustees or pursuant to procedures adopted by the board of trustees. The above procedures may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional-size trading units of debt securities. Prior to utilizing a pricing service, the Trust's board of trustees reviews the methods used by such service to assure itself that securities will be valued at their fair values. The Trust's board of trustees also periodically monitors the methods used by such pricing services. Debt securities with remaining maturities of 60 days or less at the time of purchase are normally valued at amortized cost.

      The value of securities and other assets held by each Fund^ used in computing net asset value^ generally is determined as of the time regular trading in such securities or assets is completed each day. ^ Because regular trading in most foreign securities markets is completed simultaneously with, or prior to, the close of regular trading on the New York Stock Exchange, closing prices for foreign securities usually are available for purposes of computing the Funds' net asset value. However, in the event that the closing price of a foreign security is not available in time to calculate a Fund's net asset value on a particular day, the Trust's board of trustees has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day which may be prior to the close of regular trading in the security. The value of all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the spot rate of such currencies against U.S. dollars provided by an approved pricing service.

^ FUND PERFORMANCE

      As discussed in the section of each Fund's Prospectus entitled "Performance Data," all of the Funds advertise their total return performance. In addition, the INVESCO Intermediate Government Bond Fund advertises its yield. The average annual total return as of August 31, ^ 1998 for shares of each of the following Funds for the periods listed below were as follows:


Portfolio                                 1 Year      5 Years     10 Years
---------                                 ------      -------     --------
INVESCO Intermediate

  Government Bond Fund                     7.92%         5.47%        7.73% ^
INVESCO Total Return Fund              ^(-1.06)%        14.60%       13.71%
INVESCO Value Equity Fund                  6.02%        13.72%       13.41%


      Average annual total return performance for each Fund reflects the deduction of a proportional share of Trust expenses allocated to the Fund for the periods indicated. In each case, average annual total return was computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P(1 + T)exponent n = ERV

      where:      P = initial payment of $1000
                  T = average annual total return
                  n = number of years
                  ERV = ending redeemable value of initial payment

      The average annual total return performance figures shown above were determined by solving the above formula for "T" for each time period and Fund indicated.


      The yield of the INVESCO Intermediate Government Bond Fund for the 30 days ended August 31, ^ 1998, was ^ 4.71%. This yield was computed by dividing the net investment income per share earned during the period as calculated according to a prescribed formula by the net asset value per share on August 31, ^ 1998.


      In conjunction with performance reports, comparative data between a Fund's performance for a given period and other types of investment vehicles, including certificates of deposit, may be provided to prospective investors and shareholders.

      From time to time, evaluations of performance made by independent sources may also be used in advertisements, sales literature or shareholder reports, including reprints of, or selections from, editorials or articles about the Funds. Sources for Fund performance information and articles about the Funds include, but are not limited to, the following:

      American Association of Individual Investors' Journal
      Banxquote
      Barron's
      Business Week
      CDA Investment Technologies
      CNBC
      CNN
      Consumer Digest
      Financial Times
      Financial World
      Forbes
      Fortune
      Ibbotson Associates, Inc.
      Institutional Investor
      Investment Company Data, Inc.
      Investor's Business Daily
      Kiplinger's Personal Finance
      Lipper Analytical Services, Inc.'s Mutual Fund Performance
        Analysis
      Money

      Morningstar
      Mutual Fund Forecaster
      No-Load Analyst
      No-Load Fund X
      Personal Investor
      Smart Money
      The New York Times
      The No-Load Fund Investor
      U.S. News and World Report
      United Mutual Fund Selector
      USA Today
      Wall Street Journal
      Wiesenberger Investment Companies Services
      Working Woman
      Worth

SERVICES PROVIDED BY THE TRUST


      Periodic Withdrawal Plan. As described in the section of each Fund's Prospectus entitled "Services Provided by the ^ Fund," each Fund offers a Periodic Withdrawal Plan. All dividends and other distributions on shares owned by shareholders participating in this Plan are reinvested in additional shares. Since withdrawal payments represent the proceeds from sales of shares, the amount of shareholders' investments in the Trust will be reduced to the extent that withdrawal payments exceed dividends and other distributions paid and reinvested. Any gain or loss on such redemptions must be reported for tax purposes. In each case, shares will be redeemed at the close of business on or about the 20th day of each month preceding payment and payments will be mailed within five business days thereafter.


      The Periodic Withdrawal Plan involves the use of principal and is not a guaranteed annuity. Payments under such a Plan do not represent income or a return on investment.


      Participation in the Periodic Withdrawal Plan may be terminated at any time by sending a written request to ^ INVESCO. Upon termination, all future dividends and capital gain distributions will be reinvested in additional shares unless a shareholder requests otherwise.

      Exchange Policy. As discussed in the section of each Fund's Prospectus entitled "Services Provided by the ^ Fund," each Fund offers shareholders the ability to exchange shares of any Fund of the Trust for shares of certain other mutual funds advised by ^ INVESCO. Exchange requests may be made either by telephone or by written request to ^ INVESCO using the telephone number or address on the cover of this Statement of Additional Information. Exchanges made by telephone must be in an amount of at least $250, if the exchange is being made into an existing account of one of the INVESCO funds. All exchanges that establish a new account must meet the fund's applicable initial minimum investment requirements. Written exchange requests into an existing account have no minimum requirements other than the fund's applicable minimum subsequent investment requirements. Any gain or loss realized on such an exchange is recognized for federal income tax purposes. This ^ ability is not an option or right to purchase securities^ and is not available in any state or other jurisdiction where the shares of the mutual fund into which transfer is to be made are not qualified for sale, or when the net asset value of the shares presented for exchange is less than the minimum dollar purchase required by the appropriate prospectus.


TAX-DEFERRED RETIREMENT PLANS


      As described in the section of each Fund's Prospectus entitled "Services Provided by the ^ Fund," shares of ^ a Fund may be purchased as the investment medium for various tax-deferred retirement plans. Persons who request information regarding these plans from ^ INVESCO will be provided with prototype documents and other supporting information regarding the type of plan requested. Each of these plans involves a long-term commitment of assets and is subject to possible regulatory penalties for excess contributions, premature distributions or for insufficient distributions after age 70-1/2. The legal and tax implications may vary according to the circumstances of the individual investor. Therefore, the investor is urged to consult with an attorney or tax adviser prior to the establishment of such a plan.


HOW TO REDEEM SHARES


      Normally, payments for shares redeemed will be mailed within seven ^ days following receipt of the required documents as described in the section of each Fund's Prospectus entitled "How To Redeem Shares." The right of redemption may be suspended and payment postponed when: (a) the New York Stock Exchange is closed for other than customary weekends and holidays; (b) trading on that exchange is restricted; (c) an emergency exists as a result of which disposal by the Trust of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Trust fairly to determine the value of its net assets; or (d) the Securities and Exchange Commission ("SEC") by order so permits.

      The Trust has authorized one or more brokers to accept redemption orders on the Funds' behalf. Such brokers are authorized to designate other intermediaries to accept redemption orders on the Funds' behalf. The Funds will be deemed to have received a redemption order when an authorized broker, or, if applicable, a broker's authorized designee, accepts the order. A redemption order will be priced at a Fund's net asset value next calculated after the order has been accepted by an authorized broker or the broker's authorized designee.


      It is possible that in the future conditions may exist which would, in the opinion of the Trust's investment adviser, make it undesirable for a Fund to pay for redeemed shares in cash. In such cases, the Trust's investment adviser may authorize payment to be made in portfolio securities or other property of the Fund. However, the Trust is obligated under the 1940 Act to redeem for cash all shares of a Fund presented for redemption by any one shareholder having a value up to $250,000 (or 1% of the applicable Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are selected entirely by the Trust's investment adviser based on what is in the best interests of the Trust and its shareholders, and are valued at the value assigned to them in computing the Fund's net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of the securities.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES


      Each Fund intends to continue to conduct its business and satisfy the applicable diversification of assets and source of income requirements to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund so qualified for the taxable year ended August 31, ^ 1998, and intends to continue to qualify during its current taxable year. As a result, ^ it is anticipated that the Funds will pay no federal income or excise taxes and that the Funds will be accorded conduit or "pass through" treatment for federal income tax purposes.


      Dividends paid by the Funds from net investment income as well as distributions of net realized short-term capital gains and net realized gains from certain foreign currency transactions are, for federal income tax purposes, taxable as ordinary income to shareholders. After the end of each calendar year, each Fund sends shareholders information regarding the amount and character of dividends paid in the year.


      Distributions by ^ each Fund of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are, for federal income tax purposes, taxable to the shareholder as long-term capital gains regardless of how long a shareholder has held shares of ^ the Fund. ^ During 1997, the Taxpayer Relief Act ^ established a new maximum capital gains tax rate of 20%. Depending on the holding period of the asset giving rise to the gain, a capital gain was taxable at a maximum rate of either 20% or 28%. Beginning January 1, 1998, all long-term gains realized on the sale of securities held for more than ^ 12 months will be taxable at a maximum rate of 20%. In addition, legislation signed in October 1998 provides that all capital gain distributions from a mutual fund paid to shareholders during 1998 will be taxed at a maximum rate of 20%. Accordingly, all capital gain distributions paid in 1998 will be taxable at a maximum rate of 20%. Note that the rate of capital gains tax is dependent on the shareholder's marginal tax rate and may be lower than the above rates. At the end of each year, information regarding the tax status of dividends and other distributions is provided to shareholders. Shareholders should consult their tax advisers as to the effect of ^ distributions by ^ a Fund.

      All dividends and other distributions are regarded as taxable to the investor, regardless of whether such dividends and distributions are reinvested in additional shares of ^ one of the Funds or another Fund in the INVESCO group. The net asset value of Fund shares reflects accrued net investment income and undistributed realized capital and foreign currency gains; therefore, when a distribution is made, the net asset value is reduced by the amount of the distribution. If the net asset value of Fund shares were reduced below a shareholder's cost as a result of a distribution, such distribution would be taxable to the shareholder although a portion would be, in effect, a return of invested capital. If shares are purchased shortly before a distribution, the full price for the shares will be paid and some portion of the price may then be returned to the shareholder as a taxable dividend or capital gain. However, the net asset value per share will be reduced by the amount of the distribution, which would reduce any ^ gain (or increase any ^ loss) for tax purposes on any subsequent redemption of shares ^.

      ^ INVESCO may provide Fund shareholders ^ with information concerning the average cost basis of their shares in order to help them prepare their tax returns. This information is intended as a convenience to shareholders and will not be reported to the Internal Revenue Service (the "IRS"). The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The cost basis information provided by ^ INVESCO will be computed using the single-category average cost method, although neither ^ INVESCO nor the Fund recommends any particular method of determining cost basis. Other methods may result in different tax consequences. If a shareholder has reported gains or losses ^ for a Fund in past years, the shareholder must continue to use the cost basis method previously used unless the shareholder applies to the IRS for permission to change the method.


      If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

      Each Fund will be subject to a non-deductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of it ordinary income for that year and net capital gains for the one-year period ending on October 31 of that year, plus certain other amounts.

      Dividends and interest received by each Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not imposes taxes on capital gains in respect of investments by foreign investors. Foreign taxes withheld will be treated as an expense of the Fund.

      Each Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation (other than a controlled foreign corporation) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to the Fund to the extent that income is distributed to its shareholders.


      Each Fund may elect to "mark-to-market" its stock in any PFIC. Marking-to-market, in this context, means including in ordinary income for each taxable year the excess, if any, of the fair market value of the PFIC stock over the Fund's adjusted tax basis therein as of the end of that year. Once the election has been made, a Fund also will be allowed to deduct from ordinary income the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the end of the year, but only to the extent of any net mark-to-market gains with respect to that PFIC stock included by the Fund for prior taxable years beginning after December 31, 1997. The Fund's adjusted tax basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election.


      Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of debt securities denominated in foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of each security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders.

      Shareholders should consult their own tax advisers regarding specific questions as to federal, state and local taxes. Dividends and other distributions generally will be subject to applicable state and local taxes. Qualification as a regulated investment company under the Code for federal income tax purposes does not entail government supervision of management or investment policies.

INVESTMENT PRACTICES

      Portfolio Turnover. There are no fixed limitations regarding portfolio turnover for any of the Trust's Funds. Brokerage costs to the Trust are commensurate with the rate of portfolio activity. Portfolio turnover rates for the fiscal years ended August 31, 1998, 1997^ and 1996 ^, were as follows:

Fund                                           1998        1997      1996 ^
----                                           ----        ----      ----

INVESCO Intermediate

  Government Bond                               57%         37%         63%
^ INVESCO Total Return                          17%          4%         10%
INVESCO Value Equity                            48%         37%         27%
^
      In computing the portfolio turnover rate, all investments with maturities or expiration dates at the time of acquisition of one year or less are excluded. Subject to this exclusion, the turnover rate is calculated by dividing ^(a) the lesser of purchases or sales of portfolio securities for the fiscal year by ^(b) the monthly average of the value of portfolio securities owned by the Fund during the fiscal year.

      Placement of Portfolio Brokerage. ^ INVESCO, as the Funds' investment adviser, and ICM, as sub-adviser of the Funds under the direct supervision of ^ INVESCO, place orders for the purchase and sale of securities with brokers and dealers based upon ^ INVESCO's or ICM's evaluation of such ^ brokers' and dealers' financial responsibility subject to their ability to effect transactions at the best available prices. ^ INVESCO or ICM evaluates the overall reasonableness of brokerage commissions paid by reviewing the quality of executions obtained on the Trust's portfolio transactions, viewed in terms of the size of transactions, prevailing market conditions in the security purchased or sold, and general economic and market conditions. In seeking to ensure that the commissions charged the Trust are consistent with prevailing and reasonable commissions, ^ INVESCO or ICM also endeavors to monitor brokerage industry practices with regard to the commissions charged by ^ brokers and dealers on transactions effected for other comparable institutional investors. While ^ INVESCO or ICM seeks reasonably competitive rates, the Trust does not necessarily pay the lowest commission or spread available.

      Consistent with the standard of seeking to obtain the best execution on portfolio transactions, ^ INVESCO or ICM may select brokers that provide research services to effect such transactions. Research services consist of statistical and analytical reports relating to issuers, industries, securities and economic factors and trends, which may be of assistance or value to ^ INVESCO and ICM in making informed investment decisions. Research services prepared and furnished by brokers through which the Funds effect securities transactions may be used by ^ INVESCO or ICM in servicing all of their respective accounts and not all such services may be used by ^ INVESCO or ICM in connection with the Funds.

      In recognition of the value of the above-described brokerage and research services provided by certain brokers, ^ INVESCO or ICM, consistent with the standard of seeking to obtain the best execution ^ of portfolio transactions, may place orders with such brokers for the execution of Trust transactions on which the commissions are in excess of those which other brokers might have charged for effecting the same transactions.

      ^ Portfolio transactions may be effected through qualified ^ brokers and dealers ^ that recommend the ^ Funds to their clients, or ^ that act as agent in the purchase of any of the ^ Fund's shares for their clients. When a number of brokers and dealers can provide comparable best price and execution on a particular transaction, the Trust's adviser or sub-adviser may consider the sale of ^ Fund shares by a broker or dealer in selecting among qualified ^ brokers and dealers.

      Certain financial institutions (including brokers who may sell shares of the Funds, or affiliates of such brokers) are paid a fee (the "Services Fee") for recordkeeping, shareholder communications and other services provided by the brokers to investors purchasing shares of the Funds through no transaction fee programs ("NTF Programs") offered by the financial institution or its ^ affiliated broker (an "NTF Program Sponsor"). The Services Fee is based on the average daily value of the investments in each Fund made in the name of such NTF Program Sponsor and held in omnibus accounts maintained on behalf of investors participating in the NTF Program. With respect to certain NTF Programs, the trustees of the Trust have authorized the ^ Funds to apply dollars generated from the Trust's Plan and Agreement of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan") to pay the entire Services Fee, subject to the maximum Rule 12b-1 fee permitted by the Plan. With respect to other NTF Programs, the Trust's trustees have authorized all Funds to pay transfer agency fees to ^
INVESCO based on the number of investors who have beneficial interests in the NTF Program Sponsor's omnibus accounts in the Funds. ^ INVESCO, in turn, pays these transfer agency fees to the NTF Program Sponsor as a sub-transfer agency or recordkeeping fee in payment of all or a portion of the Services Fee. In the event that the sub-transfer agency or recordkeeping fee is insufficient to pay all of the Services Fee with respect to these NTF Programs, the trustees of the Trust have authorized the Trust to apply dollars generated from the Plan to pay the remainder of the Services Fee, subject to the maximum Rule 12b-1 fee permitted by the Plan. ^ INVESCO itself pays the portion of each Fund's Services Fee, if any, that exceeds the sum of the sub-transfer agency or recordkeeping fee and Rule 12b-1 fee. The Trust's trustees have further authorized ^ INVESCO to place a portion of each Fund's brokerage transactions with certain NTF Program Sponsors or their affiliated brokers, if ^ INVESCO reasonably believes that, in effecting the Fund's transactions in portfolio securities, the broker is able to provide the best execution of orders at the most favorable prices. A portion of the commissions earned by such a broker from executing portfolio transactions on behalf of the Funds may be credited by the NTF Program Sponsor against its Services Fee. Such credit shall be applied first against any sub-transfer agency or recordkeeping fee payable with respect to the Funds, and second against any Rule 12b-1 fees used to pay a portion of the Services Fee, on a basis which has resulted from negotiations between ^ INVESCO or IDI and the NTF Program Sponsor. Thus, the Funds pay sub-transfer agency or recordkeeping fees to the NTF Program Sponsor in payment of the Services Fee only to the extent that such fees are not offset by a Fund's credits. In the event that the transfer agency fee paid by the Funds to ^ INVESCO with respect to investors who have beneficial interests in a particular NTF Program Sponsor's omnibus accounts in a Fund exceeds the Services Fee applicable to the Fund, after application of credits, ^ INVESCO may carry forward the excess and apply it to future Services Fees payable to that NTF Program Sponsor with respect to a Fund. The amount of excess transfer agency fees carried forward will be reviewed for possible adjustment by ^ INVESCO prior to each fiscal year-end of the Funds. The Trust's board of trustees has also authorized the ^ Funds to pay to IDI the full Rule 12b-1 fees contemplated by the Plan to compensate IDI for expenses incurred by IDI in engaging in the activities and providing the services on behalf of the Funds contemplated by the Plan, subject to the maximum Rule 12b-1 fee permitted by the Plan, notwithstanding that credits have been applied to reduce the portion of the 12b-1 fee that would have been used to compensate IDI for payments to such NTF Program Sponsor absent such credits.

      The aggregate dollar amount of brokerage commissions paid by the Intermediate Government Bond, Value Equity and Total Return Funds for the fiscal year ended August 31, ^ 1998 were $0, ^ $194,473 and ^ $330,263, respectively. For the fiscal year ended August 31, ^ 1998 brokers providing research services received $0 in commissions on portfolio transactions effected for each Fund. Neither the Trust, ^ INVESCO, nor ICM paid any compensation to brokers for the sale of shares of the Trust during the fiscal year ended August 31, ^ 1998.

      At August 31, ^ 1998, the Funds held securities of their regular brokers or dealers, or their parents, as follows:




                                Securities at                  Value of
Fund                         Broker or Dealer         August 31, ^ 1998
----                         ----------------         ------------------

INVESCO Value Equity         ^ State Street Bank              $6,724,000
  ^ Fund                      & Trust
INVESCO Intermediate         State Street Bank               ^ 3,429,000
  Government Bond Fund         & Trust
INVESCO Total Return         State Street Bank              ^ 87,853,000
  Fund                         & Trust
^

     Neither ^ INVESCO nor ICM receive any brokerage commissions on portfolio transactions effected on behalf of the Trust, and there is no affiliation between ^ INVESCO, ICM, or any person affiliated with ^ INVESCO, ICM, or the Trust and any broker or dealer that executes transactions for the Trust.


ADDITIONAL INFORMATION


      Shares of Beneficial Interest. As a Massachusetts ^ business trust, the Trust has an unlimited number of authorized shares of beneficial interest. The board of trustees has the authority to designate additional series of beneficial shares for any new fund of the Trust without seeking the approval of shareholders and may classify and reclassify any unissued shares.


      Shares of each series represent the interests of the shareholders of such series in a particular portfolio of investments of the Trust. Each series of the Trust's shares is preferred over all other series in respect of the assets specifically allocated to that series, and all income, earnings, profits and proceeds from such assets, subject only to the rights of creditors, are allocated to shares of that series. The assets of each series are segregated on the books of account and are charged with the liabilities of that series and with a share of the Trust's general liabilities. The board of trustees determines those assets and liabilities deemed to be general assets or liabilities of the Trust, and these items are allocated among series in proportion to the relative net assets of each series. In the unlikely event that a liability allocable to one series exceeds the assets belonging to the series, all or a portion of such liability may have to be borne by the holders of shares of the Trust's other series.


      All Fund shares, regardless of series, have equal voting rights. Voting with respect to certain matters, such as ratification of independent accountants or election of trustees, will be by all series of the Trust. When not all series are affected by a matter to be voted upon, such as approval of an investment advisory contract or changes in a Fund's investment policies, only shareholders of the series affected by the matter may be entitled to vote. Trust shares have noncumulative voting rights, which means that the holders of a majority of the shares voting for the election of trustees can elect 100% of the trustees if they choose to do so. In such event, the holders of the remaining shares voting for the election of trustees will not be able to elect any person or persons to the board of trustees. After they have been elected by shareholders, the trustees will continue to serve until their successors are elected and have qualified or they are removed from office, in either case by a shareholder vote, or until death, resignation, or retirement. Trustees may appoint their own successors, provided that always at least a majority of the trustees have been elected by the Trust's shareholders. As a Massachusetts Business Trust, it is the intention of the Trust not to hold annual meetings of shareholders. The trustees will call annual or special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Trust's Declaration of Trust, or at their discretion.

      Principal Shareholders. As of ^ September 30, 1998, the following entities held more than 5% of each Fund's outstanding equity securities.


Name and Address                                               Percent
of Beneficial Owner                    Number of Shares        of Class

INVESCO Value Equity Fund


Charles Schwab & Co. Inc.                 ^ 864,976.7110         6.40%
Special Custody Acct.
for the Exclusive Benefit
of Customers
Attn: Mutual Funds

101 Montgomery St.
San Francisco, CA  94104


INVESCO Trust Co. Trustee                 ^ 835,018.3840         6.18%
HNTB Corporation Retirement &
Savings Plan
c/o Joan Watanabie

1201 Walnut, Suite 700
Kansas City, MO  64106


^ INVESCO Trust Company Tr                  731,705.8790         5.42%
Morris Communications Corp
Employees' Profit Sharing Ret Plan
725 Broad Street
Augusta, GA 30901-1336


INVESCO Intermediate Government Bond Fund


^

Charles Schwab & Co. Inc.                 ^ 598,491.5390        20.01%
Special Custody Acct.
for the Exclusive Benefit
of Customers
Attn: Mutual Funds

101 Montgomery St.
San Francisco, CA  94104


^


INVESCO Total Return Fund


Charles Schwab & Co. Inc.              ^ 15,686,779.0540        17.21%
Special Custody Acct.
for the Exclusive Benefit
of Customers
Attn: Mutual Funds

101 Montgomery St.
San Francisco, CA  94104

Connecticut General Life Ins.          ^ 13,246,467.4570        14.53%
c/o Liz Pezda M-110

P.O. Box 2975
Hartford, CT  06104


Bankers Trust Company                     7,338,602.5630         8.05%
Siemens Savings Plan
100 Plaza One  Ste M53048
Jersey City, NJ 07311-3999

     Independent Accountants. ^ PricewaterhouseCoopers LLP, 950 Seventeenth Street, Denver, Colorado, has been selected as the independent accountants of the Trust. The independent accountants are responsible for auditing the financial statements of the Trust.


     Custodian. State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts, has been designated as the custodian of the cash and investment securities of the Trust. The bank is responsible for, among other things, receipt and delivery of the Funds' investment securities in accordance with procedures and conditions specified in the custody agreement. Under its contract with the Trust, the custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Trust to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories.


     Transfer Agent. ^ INVESCO, 7800 E. Union Avenue, Denver, Colorado 80237, acts as registrar, dividend disbursing agent, and transfer agent for the Trust pursuant to the Transfer Agency Agreement described in "The ^ Fund And Its Management." Such services include the issuance, cancellation and transfer of shares of the Trust, and the maintenance of records regarding the ownership of such shares.


     Reports to Shareholders. The Trust's fiscal year ends on August 31. The Trust distributes reports at least semiannually to its shareholders. Financial statements regarding the Trust, audited by the independent accountants, are sent to shareholders annually.

     Legal Counsel. The firm of Kirkpatrick & Lockhart LLP, Washington, D.C., is legal counsel for the Trust. The firm of Moye, Giles, O'Keefe, Vermeire & Gorrell, Denver, Colorado, acts as special counsel to the Trust.


     Financial Statements. The Trust's audited financial statements and the notes thereto for the year ended August 31, ^ 1998, and the report of ^ PricewaterhouseCoopers LLP with respect to such financial statements are incorporated herein by reference from the Trust's Annual Report to Shareholders for the fiscal year ended August 31, ^ 1998.

     Prospectuses. The Trust will furnish, without charge, a copy of the Prospectus for any Fund upon request. Such requests should be made to the Trust at the mailing address or telephone number set forth on the first page of this Statement of Additional Information.

      Registration Statement. This Statement of Additional Information and the Prospectuses do not contain all of the information set forth in the Registration Statement the Trust has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by the rules and regulations of the SEC.

      Declaration of Trust Provisions. The Declaration of Trust establishing the Trust dated July 9, 1987, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name of the Trust refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability; nor shall resort be had to their private property for the satisfaction of any obligation or claim of the Trust, but the "Trust Property" only shall be liable.

APPENDIX A

     Bond Ratings. Description of Moody's and S&P's four highest bond rating categories:

Moody's Corporate Bond Ratings:

      Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

      A - Bonds which are rated A possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa  -  Bonds  which  are  rated  Baa  are   considered  as  medium  grade
obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

S&P's Corporate Bond Ratings:

      AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

      AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

      A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB - Bonds rated BBB are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

APPENDIX B

DESCRIPTION OF FUTURES, OPTIONS AND FORWARD CONTRACTS

Options on Securities

      An option on a security provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although the entire amount may be lost. The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered," which is generally accomplished through the writer's ownership of the underlying security, in the case of a call option, or the writer's segregation of an amount of cash or securities equal to the exercise price, in the case of a put option. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

      Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price, in the case of a put option. Conversely, the writer is required to deliver the security, in the case of a call option, or to purchase the security, in the case of a put option. Options on securities which have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.


      Options on securities are traded on national securities exchanges, such as the Chicago Board of Options Exchange and the New York Stock Exchange, which are regulated by the Securities and Exchange Commission. The Options Clearing Corporation ("OCC") guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. A holder or writer may engage in transactions in exchange-traded options on securities and options on indices of securities only through a registered broker/dealer which is a member of the exchange on which the option is traded.


      An option position in an exchange-traded option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option at any particular time. In such event it might not be possible to effect closing transactions in a particular option with the result that the Fund would have to exercise the option in order to realize any profit. This would result in the Fund's incurring brokerage commissions upon the disposition of underlying securities acquired through the exercise of a call option or upon the purchase of underlying securities upon the exercise of a put option. If the Fund as covered call option writer is unable to effect a closing purchase transaction in a secondary market, unless the Fund is required to deliver the securities pursuant to the assignment of an exercise notice, it will not be able to sell the underlying security until the option expires.


      Reasons for the potential absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or particular class or series of options) in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange which had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at a particular time, render certain of the facilities of any of the clearing corporations inadequate and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. However, the ^ OCC, based on forecasts provided by the U.S. exchanges, believes that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and such exchanges have advised such clearing corporation that they believe their facilities will also be adequate to handle reasonably anticipated volume.

      In addition, options on securities may be traded over-the-counter ("OTC") through financial institutions dealing in such options as well as the underlying instruments. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with ^ the Trust on behalf of the Funds. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between a Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option as written, the Fund would lose the premium paid for the as well as any anticipated benefit of the transaction. A Fund will engage in OTC option transactions only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York.

Futures Contracts


      A ^ futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement, at a stated time in the future, for a fixed price. By its terms, a ^ futures contract provides for a specified settlement date on which, in the case of the majority of interest rate and foreign currency futures contracts, the fixed income securities or currency underlying the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures ^ contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. In addition, ^ futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

      The purchase or sale of a ^ futures contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalent, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the ^ futures contract fluctuates, making positions in the ^ futures contract more or less valuable, a process known as "marking to the market."

     A ^ futures contract may be purchased or sold only on an exchange, known as a "contract market," designated by the Commodity Futures Trading Commission for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each party to a ^ futures contract, by in effect taking the opposite side of such ^ contract. At any time prior to the expiration of a ^ futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it.

      Interest rate futures contracts currently are traded on a variety of fixed income securities, including long-term U.S. Treasury ^ bonds, Treasury ^ notes, Government National Mortgage Association modified pass-through mortgage-backed securities, U.S. Treasury ^ bills, bank certificates of deposit and commercial paper. In addition, interest rate futures contracts include contracts on indices of municipal securities. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, German mark and on Eurodollar deposits.


Options on Futures Contracts


      An ^ option on a ^ futures contract provides the holder with the right to enter into a "long" position in the underlying ^ futures contract, in the case of a call option, or a "short" position in the underlying ^ futures contract, in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of ^ futures contracts, such as payment of variation margin deposits. In addition, the writer of an Option on a ^ futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

      A position in an ^ option on a ^ futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

      An option, whether based on a ^ futures contract, a stock index or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the time of such exercise.

                          PART C.  OTHER INFORMATION

Item 24.    Financial Statements and Exhibits

      (a)   Financial Statements:
                                                                  Page in
                                                                  Prospectus
                                                                  ----------
            (1)   Financial  statements and schedules
                  included in  Prospectuses (Part A):


                  Financial  Highlights  for the ^ five
                  years ended August 31, ^ 1998, the
                  eight-month  period ended August 31, 1993,
                  and each of the ^ five years in the
                  period ended December 31, 1992, for                  8
                  the INVESCO Value  Equity,  Intermediate            36
                  Government  Bond and Total Return Funds.            64


                                                                  Page in
                                                                  Statement
                                                                  of Addi-
                                                                  tional In-
                                                                  formation
                                                                  ----------


            (2)   The following audited financial
                  statements of the INVESCO Value Equity
                  Fund, the INVESCO Intermediate
                  Government Bond Fund and the INVESCO
                  Total Return Fund and the notes thereto
                  for the fiscal year ended August 31, ^
                  1998, and the report of ^
                  PricewaterhouseCoopers LLP with respect
                  to such financial statements, are
                  incorporated in the Statement of
                  Additional Information by reference from the Company's Annual Report to
                  Shareholders for the fiscal year ended
                  August 31, ^ 1998: Statement of
                  Investment Securities as of August 31, ^
                  1998; Statement of Assets and
                  Liabilities as of August 31, ^ 1998;
                  Statement of Operations for the year
                  ended August 31, ^ 1998; Statement of
                  Changes in Net Assets for each of the
                  two years in the period ended August 31, ^ 1998; Financial Highlights for each of the ^ five years in the period ended
                  August 31, ^ 1998.

            (3)   Financial statements and schedules
                  included in Part C:

                  None: Schedules have been omitted as all information has been presented in the financial statements.

      (b)   Exhibits:


            (1)   (a) Declaration of Trust dated July 9, ^
                  1987.(3)

                  (b) Amendment to Declaration of Trust
                  effective December 31, ^ 1990.(3)

                  (c)  Amendment to  Declaration  of
                  Trust  effective  July 1, ^1993.(3)

            (2)   Bylaws, as amended as of January 22, ^ 1992.(3)


            (3) Not applicable.

            (4) Not applicable.

            (5)   (a) Investment Advisory Agreement
                  between Registrant and INVESCO Funds
                  Group, Inc. dated as of February 28,
                  1997.(2)

                  (b) Sub-Advisory Agreement between
                  INVESCO Funds Group, Inc. and INVESCO
                  Capital Management, Inc., dated as of
                  February 28, 1997.(2)

            (6)   (a) General  Distribution  Agreement
                  between  Registrant  and
                  INVESCO Funds Group, Inc., dated
                  as of February 28, 1997.(2)

                  (b) General Distribution Agreement
                  between Registrant and INVESCO
                  Distributors, Inc. dated September 30,
                  1997.(2)


            (7)   (a) Defined Benefit Deferred
                  Compensation Plan for Non-Interested
                  Directors and Trustees.(2)

                  (b) Form of Defined Benefit Deferred
                  Compensation Plan for Non-Interested
                  Directors and Trustees.

            (8)   Custody Agreement between INVESCO Value
                  Trust and State Street Bank and Trust
                  Company.(1)

                  (a) Amendment to this Custodian Contract dated October 25, 1995.(1)

                  (b) Data Access Service Addendum dated
                  May 19, 1997.(2)

            (9)   (a) Transfer Agency Agreement  between
                  Registrant and INVESCO
                  Funds Group, Inc. dated as of
                  February 28, 1997.(2)

                  (b) Administrative Services Agreement
                  between Registrant and INVESCO Funds
                  Group, Inc. dated February 28 1997.(2)

            (10)  Opinion  and  consent  of counsel  as
                  to the  legality  of the
                  securities  being  registered,
                  indicating  whether they will,
                  when sold, be legally issued, fully
                  paid and non-assessable.

            (11)  Consent of Independent Accountants.

            (12) Not applicable.

            (13) Not applicable.

            (14)  Copies of model plans used in the
                  establishment of retirement
                  plans as follows:


                  (a) Non-standardized Profit Sharing
                  Plan;

                  (b) Non-standardized Money Purchase
                  Pension Plan;

                  (c) Standardized Profit Sharing Plan
                  Adoption Agreement;

                  (d) Standardized Money Purchase Pension
                  Plan;

                  (e) Non-standardized 401(k) Plan
                  Adoption Agreement;

                  (f) Standardized 401(k) Paired Profit
                  Sharing Plan;

                  (g) Standardized Simplified Profit
                  Sharing Plan;

                  ^(h) Defined Contribution Master Plan &
                  Trust Agreement^.



            (15)  (a) Plan and Agreement of Distribution
                  adopted  pursuant to 12b-1
                  under the Investment Company Act
                  of 1940 dated ^October 28, 1997.(2)

                  (b) Plan and Agreement of Distribution
                  adopted  pursuant to 12b-1
                  under the Investment Company Act
                  of 1940 dated ^June 1, 1998.


            (16)  (a) Schedule for  computation of
                  performance  data for INVESCO
                  Intermediate Government Bond ^ Fund.(3)

                  (b) Schedule for computation of
                  performance date for INVESCO Value
                  Equity ^ Fund.(3)

                  (c) Schedule for computation of
                  performance data for INVESCO Total
                  Return ^ Fund.(3)

            (17)  (a) Financial  Data Schedule for
                  the period ended August 31, ^
                  1998 for INVESCO Value Equity Fund.

                  (b) Financial  Data Schedule for the
                  period ended August 31, ^
                  1998 for INVESCO Intermediate
                  Government Bond  Fund.




                  (c) Financial  Data Schedule for the
                  period ended August 31, ^
                  1998 for INVESCO Total Return Fund.


            (18)  Not Applicable.

(1)Previously filed on EDGAR with Post-Effective Amendment No. 19 to this Registration Statement on December 15, 1995 and incorporated by reference herein.

(2)Previously filed on EDGAR with Post-Effective Amendment No. 21 to this Registration Statement on October 30, 1997 and incorporated by reference herein.


(3)Previously filed on EDGAR with Post-Effective Amendment No. 22 to this Registration Statement on December 23, 1997 and incorporated by reference herein.

Item 25.    Persons Controlled by or Under Common Control with
            Registrant

            No person is presently controlled by or under common control with Registrant.

Item 26.    Number of Holders of Securities
                                                   Number of Record
                                                   Holders as of

            Title of Class                         ^ September 30, ^ 1998
            --------------                         ----------------------

            Beneficial Interest
^

            INVESCO Intermediate Government

              Bond Fund                                    ^ 2,297
            INVESCO Total Return Fund                     ^ 19,157
            INVESCO Value Equity Fund                       10,307


Item 27.    Indemnification

         Indemnification provisions for officers and directors of Registrant are set forth in Article Seven of the Bylaws and Article V of the Articles of Restatement of the Declaration of Trust, and are hereby incorporated by reference. See Item 24(b)(1) and (2) above. Under these Articles, officers and trustees will be indemnified to the fullest extent permitted by law, subject only to such limitations as may be required by the Investment Company Act of 1940, as amended, and the rules thereunder. Under the Investment Company Act of 1940, the trustees and officers of the Trust cannot be protected against liability to the Trust or its shareholders to which they would be subject because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of their office. The Trust also maintains liability insurance policies covering its trustees and officers.

Item 28.    Business and Other Connections of Investment Adviser

         See "The Trust and Its Management" in the Prospectuses and Statement of Additional Information for information regarding the business of the investment adviser and sub-adviser.


      ^ Following are the names and principal occupations of each director and officer of the investment adviser, INVESCO, and who, with the exception of Richard W. Healey, during the past two fiscal years, have held positions with Institutional Trust Company, doing business as INVESCO Trust Company, an affiliate of INVESCO.

                              Position
                                 with           Principal Occupation and
         Name                  Adviser               Company Affiliation
         ----                 --------          ------------------------
Dan J. Hesser                  Chairman         Chairman
                               and              INVESCO Funds Group, Inc.
                               Director         7800 East Union Avenue
                                                Denver, CO 80237
Mark H. Williamson             Officer &        President & Chief
                               Director         Executive Officer
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO 80237
William J. Galvin, Jr.         Officer          Senior Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO 80237
Ronald L. Grooms               Officer          Senior Vice President &
                                                Treasurer
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237
Richard W. Healey              Officer          Senior Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO 80237
Daniel B. Leonard              Officer          Senior Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237
Charles P. Mayer               Officer &        Senior Vice President
                               Director         INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237
Timothy J. Miller              Officer          Senior Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237
Donovan J. (Jerry) Paul        Officer          Senior Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

     Name                      Position         Principal Occupation and
     ----                      --------              Company Affiliation
                                                ------------------------
Glen A. Payne                  Officer          Senior Vice President,
                                                Secretary & General
                                                Counsel
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237
John R. Schroer, II            Officer          Senior Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237
Ingeborg S. Cosby              Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237
Elroy E. Frye, Jr.             Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237
Linda J. Gieger                Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237
Mark D. Greenberg              Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237
Gerard F. Hallaren, Jr.        Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237
Richard R. Hinderlie           Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237
Thomas M. Hurley               Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237
Patricia F. Johnston           Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

      Name                    Position          Principal Occupation and
      ----                    --------               Company Affiliation
                                                ------------------------
James F. Lummanick             Officer          Vice President &
                                                Assistant General Counsel
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237
Thomas A. Mantone, Jr.         Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237
Trent E. May                   Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237
Frederick R. (Fritz)           Officer          Vice President
Meyer                                           INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237
Jeffrey G. Morris              Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237
Laura M. Parsons               Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237
Pamela J. Piro                 Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237
Gary L. Rulh                   Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237
John S. Segner                 Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237
Terri B. Smith                 Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

     Name                     Position          Principal Occupation and
     ----                     --------               Company Affiliation
                                                ------------------------
Alan I. Watson                 Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237
Judy P. Wiese                  Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237
Ronald C. Lively               Officer          Senior Regional Vice
                                                President
                                                INVESCO Funds Group, Inc.
                                                17406 Brown Road
                                                Odessa, FL 33556
Scott E. Stapley               Officer          Senior Regional Vice
                                                President
                                                INVESCO Funds Group, Inc.
                                                1615 Arch Bay Drive
                                                Newport Beach, CA 92660
David B. McElroy               Officer          Regional Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO 80237
Ryland K. Pruett, Jr.          Officer          Regional Vice President
                                                INVESCO Funds Group, Inc.
                                                2337 Mirow Place
                                                Charlotte, NC 28270
Thomas H. Scanlan              Officer          Regional Vice President
                                                INVESCO Funds Group, Inc.
                                                12028 Edgepark Court
                                                Potomac, MD 20854
Michael D. Legoski             Officer          Assistant Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO 80237
Stephen A. Moran               Officer          Assistant Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO 80237
Donald R. Paddack              Officer          Assistant Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO 80237

     Name                      Position         Principal Occupation and
     ----                      --------              Company Affiliation
                                                ------------------------
Kent T. Schmeckpeper           Officer          Assistant Vice President
                                                Account Relationship
                                                Manager
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO 80237
Tane' T. Tyler                 Officer          Assistant Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO 80237
Jeraldine E. Kraus             Officer          Assistant Secretary
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO 80237


Item 29.    Principal Underwriters


            (a)   INVESCO Bond Funds, Inc.
                  INVESCO Combination Stock and Bond Funds, Inc.
                  INVESCO Diversified Funds, Inc.
                  INVESCO Emerging Opportunity Funds, Inc.
                  INVESCO Growth Funds, Inc.
                  ^ INVESCO Industrial Income Fund, Inc.
                  INVESCO International Funds, Inc.
                  INVESCO Money Market Funds, Inc.
                  INVESCO ^ Sector Funds, Inc.
                  INVESCO Specialty Funds, Inc.
                  INVESCO ^ Stock Funds, Inc.
                  ^ INVESCO Tax-Free Income Funds, Inc.

         ^(b)


                                       Positions and        Positions and
Name and Principal                     Offices with         Offices with
Business Address                       Underwriter          Registrant
------------------                     -------------        --------------

William J. Galvin, Jr.                 Senior Vice          Assistant
7800 E. Union Avenue                   President &          Secretary
Denver, CO  80237                      Assistant
                                       Treasurer


Ronald L. Grooms                       Senior Vice          Treasurer,
7800 E. Union Avenue                   President &          Chief Fin'l
Denver, CO  80237                      Treasurer            Officer, and
                                       Chief Acctg.
                                       Off.


^ Richard W. Healey                    Senior Vice
7800 E. Union Avenue                   ^ President
Denver, CO  80237

Dan J. Hesser                          Chairman of the
7800 E. Union Avenue                   Board &
Denver, CO  80237                      Director


Charles P. Mayer                       Director
7800 E. Union Avenue
Denver, CO 80237


^

Judy P. Wiese                          Vice President       Asst. Treas.
7800 E. Union Avenue                   & Asst. Treas.
Denver, CO  80237

Mark H. Williamson                     President,           President,
7800 E. Union Avenue                   CEO &                CEO &
Denver, CO 80237                       Director             Director

 ^

                  (c)   Not applicable.

Item 30.    Location of Accounts and Records


            ^ Mark H. Williamson
            7800 E. Union Avenue
            Denver, CO  80237


Item 31.    Management Services

            Not applicable.

Item 32.    Undertakings

            (a) The Registrant hereby undertakes that the board of trustees will call such meetings of shareholders of all the Funds, for action by shareholder vote, including acting on the question of removal of a trustee or trustees, as may be requested in writing by the holders of at least 10% of the outstanding shares of a Fund or as may be required by applicable law or the Trust's Declaration of Trust, and to assist in communicating with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

            (b) The Registrant shall furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it ^ has duly caused this post-effective amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, County of Denver, and State of Colorado, on the ^30th day of ^ October, 1998.



Attest:                                   INVESCO Value Trust


/s/ Glen A. Payne                         /s/ ^ Mark H. Williamson
------------------------------------      ------------------------------------
Glen A. Payne, Secretary                  ^ Mark H. Williamson, President

      Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to Registrant's Registration Statement has been signed by the following persons in the capacities indicated on this ^30th day of October, 1998.

^/s/ Mark H. Williamson                   /s/ Lawrence H. Budner
------------------------------------      ------------------------------------
^ Mark H. Williamson, President &         Lawrence H. Budner, Trustee
Trustee (Chief Executive Officer)

/s/ Ronald L. Grooms                      /s/ ^ Fred A. Deering
------------------------------------      ------------------------------------
Ronald L. Grooms, Treasurer               ^ Fred A. Deering, Trustee
(Chief Financial and Accounting
Officer)

/s/ Victor L. Andrews                     /s/ ^ Larry Soll
------------------------------------      ------------------------------------
^ Victor L. Andrews, Trustee              Larry Soll, Trustee

/s/ ^ Bob R. Baker                        /s/ Kenneth T. King
------------------------------------      ------------------------------------
^ Bob R. Baker, Trustee                   Kenneth T. King, Trustee

/s/ Charles W. Brady                      /s/ John W. McIntyre
------------------------------------      ------------------------------------
Charles W. Brady, Trustee                 John W. McIntyre, Trustee

/s/ Wendy L. Gramm
------------------------------------
Wendy L. Gramm, Trustee
                                               /s/ Glen A. Payne
By* ---------------------------------     By*---------------------------------
      Edward F. O'Keefe                         Glen A. Payne
      Attorney in Fact                          Attorney in Fact

* Original Powers of Attorney authorizing Edward F. O'Keefe and Glen A. Payne, and each of them, to execute this post-effective amendment to the Registration Statement of the Registrant on behalf of the above-named directors and officers of the Registrant have been filed with the Securities and Exchange Commission on April 12, 1990, May 12, 1990, May 27, 1992, October 18, 1994, December 14, 1995,
December 24, 1996 and October 30, 1997.

                                 Exhibit Index

                                                Page in
Exhibit Number                                  Registration Statement
--------------                                  ----------------------

      ^ 7(b)                                           158
       11                                              166
       14(a)                                           167
       14(b)                                           205
       14(c)                                           241
       14(d)                                           274
       14(e)                                           304
       14(f)                                           358
       14(g)                                           401
       14(h)                                           410
       15(b)                                           513
       17(a)                                           516
       17(b)                                           517
       17(c)                                           518